UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under Rule 14a-12

ADVANCED MICRO DEVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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ADVANCED MICRO DEVICES, INC.

ONE AMD PLACE

P.O. BOX 3453

SUNNYVALE, CALIFORNIA 94088-3453

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend our 2016 annual meeting of stockholders (our “Annual Meeting”) to be held on Thursday, May 12, 2016 at 9:00 a.m. Pacific Time at AMD, “Commons Building,” One AMD Place, Sunnyvale, California 94088. We are holding our Annual Meeting to:

•	Elect the nine director nominees named in this proxy statement;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year;

•

Approve the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (as amended and restated, the “2004 Plan”) to: (i) increase the number of authorized shares that can be awarded to our employees, consultants and directors under the 2004 Plan by 38 million shares; and (ii) limit the aggregate grant date fair value of equity compensation awarded to non-employee directors in any calendar year;

•	Approve the amendment and restatement of the Advanced Micro Devices, Inc. Executive Incentive Plan (as amended and restated, the “2016 EIP”);

•

Approve on a non-binding, advisory basis the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”); and

•	Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof.

We are pleased to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. As a result, we are mailing to our stockholders (other than those who previously requested printed or emailed materials on an ongoing basis) a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of printed copies of our proxy materials. The Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the Internet and how you can receive printed or emailed copies of our proxy materials. We believe that providing our proxy materials over the Internet will lower our Annual Meeting’s cost and environmental impact, while increasing the ability of our stockholders to access the information that they need.

Stockholders of record at the close of business on March 14, 2016 and holders of proxies for those stockholders may attend and vote at our Annual Meeting. To attend our Annual Meeting in person, you must present valid photo identification, and, if you hold shares through a broker, bank, trustee or nominee (i.e., in street name), you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on March 14, 2016.

This year, we are also pleased to offer a virtual annual meeting at which our stockholders can view our Annual Meeting at AMD.onlineshareholdermeeting.com. Stockholders at the close of business on March 14, 2016 may also ask questions and vote at our Annual Meeting via the Internet. We hope this will allow our stockholders who are unable to attend our Annual Meeting in person to participate in our Annual Meeting.

Sincerely,

HARRY A. WOLIN

Senior Vice President and General Counsel

This notice of annual meeting is dated March 24, 2016 and will first be distributed and made available to the stockholders of Advanced Micro Devices, Inc. on or about March 24 2016.

YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY

Important notice regarding Internet availability of proxy materials: This proxy statement and our

Annual Report on Form 10-K for the fiscal year ended December 26, 2015 are available at

www.proxyvote.com and on the Investor Relations pages of our Web site at www.amd.com or ir.amd.com.

2016 NOTICE OF MEETING AND PROXY STATEMENT

2016 NOTICE OF MEETING AND PROXY STATEMENT

Table of Contents (continued)

2016 NOTICE OF MEETING AND PROXY STATEMENT

ADVANCED MICRO DEVICES, INC.

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

In this proxy statement, the words “AMD,” the “Company,” “we,” “ours,” “us” and similar terms refer to Advanced Micro Devices, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

1.	Q:	WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
A:

In accordance with rules adopted by the SEC, commonly referred to as “Notice and Access,” we may furnish proxy materials by providing access to the documents on the Internet, instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice was mailed on or about March 24, 2016 to stockholders of record on March 14, 2016 who have not previously requested to receive printed or emailed materials on an ongoing basis. The Notice instructs you as to how you may access our proxy materials on the Internet and how to vote on the Internet.

You may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions in the Notice. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

2.	Q:	WHY AM I RECEIVING PROXY MATERIALS?
A:

Our board of directors (the “Board”) is providing these materials to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place on Thursday, May 12, 2016 at 9:00 a.m. Pacific Time at AMD, “Commons Building.” One AMD Place, Sunnyvale, California 94088. Our stockholders as of the close of business on March 14, 2016, the record date for our Annual Meeting, are invited to attend our Annual Meeting and are requested to vote on the items described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

3.	Q:	WHAT IS INCLUDED IN THE PROXY MATERIALS?
A:

The proxy materials for our Annual Meeting include the Notice, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 26, 2015 (our “Annual Report”). If you received a printed copy of these materials, the proxy materials also include a proxy card or voting instruction form.

4.	Q:	HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?
A:

The Notice, proxy card and voting instruction form contain instructions on how you may access our proxy materials on the Internet and how to vote on the Internet. Our proxy materials are also available at www.proxyvote.com and the Investor Relations pages of our Web site at www.amd.com or ir.amd.com.

5.	Q:	WHO IS SOLICITING MY VOTE?
A:

This proxy solicitation is being made by the Board of Advanced Micro Devices, Inc. We have retained MacKenzie Partners, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including MacKenzie’s fees and expenses, which we expect to be approximately $25,000.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

6.	Q:	WHO IS ENTITLED TO VOTE?
A:

Stockholders as of the close of business on March 14, 2016, the record date for our Annual Meeting, are entitled to vote on all items properly presented at our Annual Meeting. On the record date, 793,493,758 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held on the record date. A list of these stockholders will be available during regular business hours at our headquarters, located at One AMD Place, Sunnyvale, California 94088, from our Corporate Secretary at least ten days before our Annual Meeting. The list of stockholders will also be available at the time and place of our Annual Meeting.

7.	Q:	WHAT AM I BEING ASKED TO VOTE ON?
	A:	You may vote on:
	•	Proposal 1: Election of the nine director nominees named in this proxy statement.
	•	Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
•

Proposal 3: Approval of the amendment and restatement of the 2004 Plan to: (i) increase the number of authorized shares that can be awarded to our employees, consultants and directors under the 2004 Plan by 38 million shares; and (ii) limit the aggregate grant date fair value of equity compensation awarded to non-employee directors in any calendar year;

	•	Proposal 4: Approval of the amendment and restatement of the 2016 EIP;
•

Proposal 5: Approval on a non-binding, advisory basis of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (Proposal 5 is referred to in this proxy statement as the “Say-On-Pay” proposal).

	•	Such other business as may properly come before our Annual Meeting or any adjournment or postponement of our Annual Meeting.
8.	Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
	A:	The Board recommends that you vote:
	•	FOR each of the nine director nominees named in this proxy statement.
	•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	FOR the approval of the amendment and restatement of the 2004 Plan.
	•	FOR the approval of the amendment and restatement of the 2016 EIP.
	•	FOR the Say-On-Pay proposal.
9.	Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
A:

Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to AMD or to vote at our Annual Meeting. If you requested to receive printed proxy materials, we have enclosed a proxy card for you to use, as described in the Notice and under Question 10 below. You may also vote on the Internet, or by telephone, as described in the Notice and under Question 10 below. You are also invited to attend our Annual Meeting in person or via the Internet.

Beneficial Owner. If your shares are held in an account in the name of a brokerage firm, bank, broker-dealer, trust or other similar organization (i.e., in street name), like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice should be forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker or other nominee how

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

to vote your shares, and you are also invited to attend our Annual Meeting in person or via the Internet, as described in the Notice and under Question 12 below. You may not vote your shares in person at our Annual Meeting unless you obtain a “legal proxy” from the broker or other nominee that holds your shares giving you the right to vote the shares at our Annual Meeting and a letter from your broker or other nominee showing that you were the beneficial owner of your shares on March 14, 2016.

10.	Q:	WHO CAN ATTEND THE ANNUAL MEETING? CAN I VOTE AT THE ANNUAL MEETING? CAN I ATTEND THE ANNUAL MEETING VIA THE INTERNET?
	A:	You can attend our Annual Meeting in person or you can attend and participate via the Internet.

Attending in Person. Only stockholders as of the close of business on March 14, 2016 (the record date for our Annual Meeting), holders of valid proxies for those stockholders and other persons invited by us can attend our Annual Meeting in person. To attend our Annual Meeting in person, you must present valid photo identification, such as a driver’s license or passport, and, if you were a beneficial owner you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on March 14, 2016. If you were a stockholder of record on March 14, 2016, you may vote your shares in person at our Annual Meeting. If you were a beneficial owner on March 14, 2016, you must also bring a legal proxy from your broker or other nominee to vote your shares in person at our Annual Meeting.

Attending and Participating via the Internet. Stockholders may also attend our Annual Meeting via the Internet at AMD.onlineshareholdermeeting.com. Stockholders of record and beneficial owners as of the close of business on March 14, 2016 may also submit questions and vote while attending the meeting via the Internet. Instructions on how to attend and participate at our Annual Meeting via the Internet are posted at AMD.onlineshareholdermeeting.com. To demonstrate proof of stock ownership, you will need to enter the 12-digit control number received with your Notice or proxy materials to submit questions and vote at our Annual Meeting via the Internet. We have retained Broadridge Financial Solutions (“Broadridge”) to host our virtual annual meeting and to distribute, receive, count and tabulate proxies. On the day of our Annual Meeting, Broadridge, the host of our virtual annual meeting, may be contacted at 1-955-449-0991, and will be available to answer your questions regarding how to attend and participate at our Annual Meeting via the Internet.

11.	Q:	IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?
A:

If you are a stockholder of record you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can vote by mail, telephone (from the United States and Canada) or the Internet pursuant to instructions provided on the proxy card provided to you with your printed proxy materials.

You may also vote in person at our Annual Meeting. A ballot will be given to you upon request when you arrive at our Annual Meeting. You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

12.	Q:	IF I AM A BENEFICIAL OWNER, HOW DO I VOTE?
A:

If you are a beneficial owner, you may submit your voting instructions by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can submit your voting instructions by following the instructions in the voting instruction form provided to you by your broker or other nominee. We urge you to instruct your broker or other nominee how to vote on your behalf. As described more fully under Question 14, your broker or other nominee cannot vote on certain items without your instructions.

Alternatively, you can vote in person at our Annual Meeting, but you must bring to our Annual Meeting a legal proxy from your broker or other nominee as the record holder and a letter from your broker or other nominee showing that you were the beneficial owner of your shares on March 14, 2016. You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

attend our Annual Meeting, we recommend that you also submit your voting instructions as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.
13.	Q:	WHAT IF I AM A STOCKHOLDER OF RECORD AND DO NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY CARD OR VOTING BY TELEPHONE OR THE INTERNET?
A:

If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as specified in Question 8 above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

14.	Q:	WHAT IF I AM A BENEFICIAL OWNER AND DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER OR OTHER NOMINEE? WHAT IS A BROKER NON-VOTE?
A:

As a beneficial owner, in order to ensure your shares are voted, you must provide voting instructions to your broker or other nominee by the deadline provided in the materials you receive from your broker or other nominee. If you do not provide voting instructions to your broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of directors, the amendment and restatement of the 2004 Plan, 2016 EIP and the Say-on-Pay proposal are non-discretionary items and may not be voted on by brokers or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when your broker or other nominee has not received instructions from you as to how to vote your shares on a proposal and does not have discretionary authority to vote your shares on that proposal.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year is a discretionary item. Generally, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

15.	Q:	CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
A:

Yes. You may change your vote at any time before the voting concludes at our Annual Meeting. You may vote by proxy again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to our Annual Meeting will be counted), by signing and returning a new proxy card with a later date or by attending our Annual Meeting and voting in person or via the Internet. However, your attendance at our Annual Meeting in person or via the Internet will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request in writing that your prior proxy be revoked.

16.	Q:	WHAT IS A “QUORUM”?
A:

For the purposes of our Annual Meeting, a “quorum” is the presence, in person or by proxy, by the holders of a majority of the voting power of the outstanding shares entitled to vote at our Annual Meeting. There must be a quorum for our Annual Meeting to be held. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

17.	Q:	WHAT IS THE VOTING REQUIREMENT FOR EACH PROPOSAL TO PASS?
A:

Election of Directors. Each of the nine director nominees will be elected if each of them receives the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized committee of the Board or the Board.

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Questions and Answers (continued)

Ratification of the Appointment of our Independent Registered Public Accounting Firm. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Amendment and Restatement of the 2004 Plan. The proposal to amend and restate the 2004 Plan requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Amendment and Restatement of the 2016 EIP. The proposal to amend and restate the 2016 EIP requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Say-On-Pay Proposal. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Because your vote is advisory, it will not be binding on the Board, the Compensation and Leadership Resources Committee (the “Compensation Committee”) or us. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions about our executive compensation program. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

18.	Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
A:

We will announce preliminary voting results at our Annual Meeting and publish voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after our Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and the final voting results in an amendment to the Form 8-K as soon as they become available.

19.	Q:	IS MY VOTE CONFIDENTIAL?
A:

Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Broadridge and handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit Broadridge to tabulate and certify the vote and as required by law. However, comments written on the proxy card may be forwarded to management. In that case, your identity may not be kept confidential.

20.	Q:	HOW WILL VOTING ON ANY BUSINESS NOT DESCRIBED IN THIS PROXY STATEMENT BE CONDUCTED?
A:

We do not know of any business to be considered at our Annual Meeting other than the items described in this proxy statement. If any other business is presented at our Annual Meeting, your proxy gives authority to each of Dr. Lisa T. Su, our President and Chief Executive Officer, and Beth Ozmun, our Corporate Secretary, to vote on such matters at their discretion.

21.	Q:	WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING DUE?
A:

For stockholder proposals to be considered for inclusion in the proxy statement for our 2017 annual meeting of stockholders, they must be submitted in writing to Advanced Micro Devices, Inc., One AMD Place, Sunnyvale, California 94088, Attention: Corporate Secretary and received by us on or before November 24, 2016. In addition, for directors to be nominated or other stockholder proposals to be properly presented at our 2017 annual meeting of stockholders (but not included in our proxy materials), a separate notice of any nomination or proposal must be received by us between January 12, 2017 and February 11, 2017. If our 2017 annual meeting of stockholders is not held within 30 days of May 12, 2017, to be timely, the stockholder’s notice must be received by us no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of the 2017 annual meeting of stockholders was made or the notice of our 2017 annual meeting of stockholders is mailed. The public

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

announcement of an adjournment or postponement of our 2017 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this proxy statement. More information about the notice period and information required to be included in a stockholder’s notice of a nomination is included under “Consideration of Stockholder Nominees for Director” below.

22.	Q:	WHAT IS HOUSEHOLDING AND HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?
A:

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of the Notice and, if applicable, our printed proxy materials to stockholders of record who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. A separate proxy card for each stockholder of record will be included in the printed materials. This procedure reduces our printing costs, mailing costs and fees. Upon written or oral request, we will promptly deliver a separate copy of the Notice or, if applicable, the printed proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice or Annual Report or, if applicable, the printed proxy materials, contact us at (408) 749-4000 or at Advanced Micro Devices, Inc., One AMD Place, Sunnyvale, California 94088, Attention: Corporate Secretary, or by email to Corporate.Secretary@amd.com. If you would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge at 1-800-542-1061.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 1—ELECTION OF DIRECTORS

Our Board currently consists of eleven members: Mr. Bruce L. Claflin, Mr. John E. Caldwell, Mr. Henry WK Chow, Ms. Nora M. Denzel, Mr. Nicholas M. Donofrio, Mr. Martin L. Edelman, Mr. John R. Harding, Mr. Joseph A. Householder, Mr. Michael J. Inglis, Dr. Lisa T. Su and Mr. Ahmed Yahia. On the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated all such current members for election to the Board at the Annual Meeting, other than Messrs. Chow and Harding who will not stand for re-election at our Annual Meeting in order to focus on other matters. Immediately following the Annual Meeting, the Board intends to reduce the size of the Board to nine members.

All directors are elected annually and serve a one-year term until our next annual meeting or until such director’s successor is appointed. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

The Board expects all nominees named below to be available for election. If a nominee declines or is unable to act as a director, your proxy may vote for any substitute nominee proposed by the Board. Your proxy will vote for the election of these nominees, unless you instruct otherwise.

Directors are strongly encouraged to attend annual meetings of our stockholders. At the 2015 Annual Meeting of stockholders five directors were in attendance. Mr. Claflin, Chairman of our Board and then-Chair of the Nominating and Corporate Governance Committee, Dr. Su and each of our Board committee chairs, Mr. Caldwell, chair of the Compensation and Leadership Resources Committee (the “Compensation Committee”), Mr. Donofrio, Chair of the Innovation and Technology Committee and Dr. Barnes, then Chair of the Audit and Finance Committee were present at our 2015 Annual Meeting of stockholders.

Director Experience, Skills and Qualifications

Our goal is to assemble a knowledgeable and highly-qualified Board that operates cohesively and works with management in a constructive way to deliver long-term value to our stockholders. We believe that the nominees set forth below, all of whom are currently directors of AMD, possess valuable experience necessary to guide us in the best interests of our stockholders. Our current Board consists of individuals with proven records of success in their chosen professions. They possess the highest integrity and a keen intellect. They are collegial, yet independent in their thinking, and are committed to the hard work necessary to be informed about the semiconductor industry, us and our key constituents, including our customers, stockholders and management. Most of our directors have broad technology sector experience, including expertise in semiconductor technology, innovation and strategy. Several members of the Board are current or former chief executive officers, thereby providing the Board with practical understanding of how large organizations operate, including the importance of employee development and retention. They also understand strategy and risk management and how these factors impact our operations.

Certain information regarding each of the nominees is set forth below, including his or her experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board to conclude that the individual should serve as a director on the Board, as well as his or her principal occupation. Each nominee’ s former directorships on public company boards during the past five years are included in a table set forth below—Former Directorships During the Last Five Years. The age of each director is as of our Annual Meeting.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Item 1—Election of Directors (continued)

Bruce L. Claflin Director since August 2003 and Chairman of the Board since March 2009 Age: 64 Board Committee: Nominating and Corporate Governance Committee

Mr. Claflin served as President, Chief Executive Officer and a member of the board of directors of 3Com Corporation (a voice and data networking products and services provider) from January 2001 until his retirement in February 2006. He joined 3Com as President and Chief Operating Officer in August 1998. Prior to 3Com, Mr. Claflin worked at Digital Equipment Corporation (a computer systems vendor) as Executive Vice President, Sales from July 1997 to June 1998 and as General Manager of the PC Business Unit from October 1995 to July 1997. Mr. Claflin joined Digital Equipment Corporation in October 1995. Mr. Claflin also worked at International Business Machines Corporation (“IBM”) for 22 years, from April 1973 to October 1995, where he held various senior management positions of increasing responsibility and was responsible for almost every operation of the global, high tech company, including sales, marketing, research and development and manufacturing. Also, while employed by IBM, Mr. Claflin lived and worked in Hong Kong and Tokyo and was responsible for IBM’s Asia/South Pacific Area, and, while employed by 3Com, Mr. Claflin established a joint venture in China in partnership with a leading Chinese global telecom solutions provider. Mr. Claflin was first appointed as our Chairman of the Board in March 2009. He has been a member of the board of directors of Ciena Corporation since 2006 and a member of the board of directors of IDEXX Laboratories since July 2015. Mr. Claflin holds a bachelor of arts degree in political science from Pennsylvania State University.

Director Qualifications: Mr. Claflin brings to the Board extensive experience in the IT industry, having held a wide range of senior operating and executive positions at large IT providers. Mr. Claflin has run large PC operations and has extensive global experience, particularly in China. As a former chief executive, he is familiar with the challenges faced by our senior management, and as a director of a major telecommunications company, he has insights into a segment of the IT industry that strongly influences how technology is used.

John E. Caldwell Director since October 2006 Age: 66 Board Committees: Compensation Committee (Chair) and Nominating and Corporate Governance Committee

Mr. Caldwell served as President and Chief Executive Officer of SMTC Corporation (an electronics manufacturing services company) from March 2003 until he retired in March 2011. Before joining SMTC, Mr. Caldwell served as chair of the restructuring committee of the board of directors of The Mosaic Group (a marketing services provider) from October 2002 to September 2003, as President and Chief Executive Officer of GEAC Computer Corporation, Ltd. (a computer software company) from October 2000 to December 2001 and as President and Chief Executive Officer of CAE Inc. (a simulation technologies and integrated training solutions provider for the civil aviation and defense industries) from June 1993 to October 1999. In addition, Mr. Caldwell has served in a variety of senior executive positions in finance, including Senior Vice President of Finance and Corporate Affairs of CAE and Executive Vice President of Finance and Administration of Carling O’Keefe Breweries of Canada. Over the course of his career, Mr. Caldwell has served on the audit committees of ten public companies. Mr. Caldwell has been a director of Faro Technologies, Inc. since 2002 and of IAMGOLD Corporation since 2006. Mr. Caldwell holds a bachelor of commerce degree from Carleton University, Ontario, and is a chartered professional accountant with the Chartered Professional Accountants of Ontario. Mr. Caldwell is an author and lecturer on the subject of board oversight of enterprise risk.

Director Qualifications: Mr. Caldwell brings to the Board extensive and diversified general management, financial management and risk assessment experience as a result of his experience at SMTC, his other executive management experience and his service as a director on the boards of directors of other public companies.

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Item 1—Election of Directors (continued)

Nora M. Denzel Director since March 2014 Age: 53 Board Committees: Compensation Committee and Nominating and Corporate Governance Committee (Chair)

Ms. Denzel most recently served as interim Chief Executive Officer of Outerwall Inc. (an automated retail solutions provider) from January to August 2015. Prior to Outerwall, Ms. Denzel held various executive management positions from February 2008 through August 2012 at Intuit Inc. (a cloud financial management software company), including Senior Vice President of Big Data, Social Design and Marketing and Senior Vice President and General Manager of the QuickBooks Employee Management business unit. From 2000 to 2006, Ms. Denzel held several executive level positions at Hewlett-Packard Company (a technology software, services and hardware provider), including Senior Vice President and General Manager Software Global Business Unit from May 2002 to February 2006 and Vice President of Storage Organization from August 2000 to May 2002. Prior to Hewlett-Packard, Ms. Denzel held executive positions at Legato Systems Inc. (a data storage management software company purchased by EMC) and IBM. Ms. Denzel serves as a member of the board of directors of Ericsson (since March 2013) and Outerwall (since March 2013). She holds a master of business administration degree from Santa Clara University and a bachelor of science degree in computer science from the State University of New York.

Director Qualifications: Ms. Denzel brings to the Board more than 25 years of technology, software and leadership experience as a result of her experience at Intuit, Hewlett-Packard and IBM and her experience on the boards of directors of other public companies.

Nicholas M. Donofrio Director since November 2009 Age: 70 Board Committees: Compensation Committee, Innovation and Technology Committee (Chair) and Nominating and Corporate Governance Committee

Mr. Donofrio held a variety of executive and technical management positions during his 44-year career at IBM in its server, advanced workstations, personal computing, manufacturing and semiconductor development divisions, including as Senior Vice President, Technology and Manufacturing from 1997 to 2005 and as Executive Vice President, Innovation and Technology from 2005 until his retirement in September 2008. Mr. Donofrio holds seven technology patents and is a member of numerous technical and science honor societies. He is a Life Fellow of the Institute for Electrical and Electronics Engineers, a Fellow of the UK-based Royal Academy of Engineering and the American Academy of Arts and Sciences. Mr. Donofrio is also a member of the U.S.-based National Academy of Engineering. Mr. Donofrio is the recipient of numerous awards. For example, in 2006, he was named among Business Week magazine’s 25 Top Innovation Champions, and in 2008 was awarded the Renaissance Engineer Award by the Society of Hispanic Professional Engineers for his commitment and promotion of Science, Technology, Engineering and Mathematics for the U.S. Hispanic Community. In 2003, he received the Rodney D. Chipp Memorial Award by the Society of Women Engineers for his contributions to the advancement of women in the engineering field. Mr. Donofrio has been a director of The Bank of New York Mellon Corporation since 1998 and a director of Delphi Automotive PLC since 2009. Mr. Donofrio has a bachelor of science degree in electrical engineering from Rensselaer Polytechnic Institute and a master of science in the same discipline from Syracuse University.

Director Qualifications: Mr. Donofrio brings to the Board significant expertise in the areas of semiconductor technology and manufacturing, system design and integration, and is able to provide us with valuable insight and guidance regarding technological and innovation strategies as well as the development and retention of our technical employee population.

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Item 1—Election of Directors (continued)

Martin L. Edelman Director since February 2013 Age: 74

Mr. Edelman has served as Of Counsel to Paul, Hastings, Janofsky & Walker LLP (a law firm) since 2000. Mr. Edelman was a partner with Battle Fowler LLP (a law firm), which merged with Paul, Hastings, Janofsky & Walker, LLP, from 1972 to 1993 and was Of Counsel to Battle Fowler LLP from 1994 to 2000. In addition, Mr. Edelman is a senior advisor to Mubadala Development Company PJSC (a strategic investment and development company headquartered in the Emirate of Abu Dhabi, “Mubadala”). He is currently on the board of Blackstone Mortgage Trust, Inc. and Equity Commonwealth EQC. Mr. Edelman also serves as a member of the board of directors of Aldar Property Group (publicly traded in Abu Dhabi). Mr. Edelman holds a bachelor of law degree from Columbia Law School and a bachelor of arts degree from Princeton University.

Director Qualifications: Mr. Edelman brings to the Board an extensive legal background as a result of over 40 years of experience in the legal profession and his considerable experience in structuring and negotiating complex transactions.

Joseph A. Householder Director since September 2014 Age: 60 Board Committees: Audit and Finance Committee (Chair) and Nominating and Corporate Governance Committee

Mr. Householder is Executive Vice President and Chief Financial Officer of Sempra Energy (a worldwide provider of energy infrastructure and gas and electric utilities). From 2006 to 2011, Mr. Householder was Senior Vice President, Controller and Chief Accounting Officer of Sempra Energy responsible for financial reporting, accounting and controls and tax functions for all Sempra Energy companies. Prior to this role, he served as Vice President of Corporate Tax and Chief Tax Counsel for Sempra Energy. Prior to joining Sempra Energy in 2001, Mr. Householder was a partner at PricewaterhouseCoopers in the firm’s national tax office. From 1986 to 1999, he served in a number of legal and financial roles at Unocal Corporation, including ultimately as Vice President of Corporate Development and Assistant Chief Financial Officer, where he was responsible for worldwide tax planning, financial reporting and forecasting and mergers and acquisitions. He also serves on the board of directors of Infraestructura Energetica Nova (IEnova, a majority-owned subsidiary of Sempra Energy that is publicly traded in Mexico). In addition, Mr. Householder is a member of the Tax Executives Institute, the American Institute of Certified Public Accountants, the State Bar of California and the American Bar Association. He holds a bachelor of science degree in business administration from the University of Southern California and a juris doctor degree from Loyola Law School.

Director Qualifications: Mr. Householder brings to the Board significant financial and operational expertise as a result of his chief financial officer experience at Sempra Energy, his experience as a partner of PricewaterhouseCoopers and his experience at Unocal Corporation.

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Item 1—Election of Directors (continued)

Michael J. Inglis Director since March 2014 Age: 56 Board Committees: Audit and Finance Committee, Innovation and Technology Committee and Nominating and Corporate Governance Committee

Mr. Inglis held several senior executive positions between 2002 and 2013 at ARM Holdings plc (a semiconductor intellectual property supplier), including as Executive Vice President, Sales and Marketing, as Executive Vice President, General Manager, Processor Division, and as Chief Commercial Officer. Before joining ARM, Mr. Inglis was a Principal at A.T. Kearney (a global management consulting firm) from 1999 to 2001. Mr. Inglis served as General Manager, Smartcard Division and European Hi-End Microprocessor Operations Manager amongst various roles at Motorola Semiconductor from 1991 to 1998. In addition, Mr. Inglis has held a number of operational and marketing positions at Texas Instruments (a global semiconductor company), BIS Macintosh (an electronics market research firm) and Fairchild Camera and Instrument (a semiconductor company). Mr. Inglis is a member of the board of directors of IIika plc (since July 2015) and BT Group plc (since September 2015). Mr. Inglis has a master of business administration degree from Cranfield School of Management and a bachelor of science degree in electronic and electrical engineering from Birmingham University. In addition, Mr. Inglis is a Chartered Engineer and a Member of the Chartered Institute of Marketing.

Director Qualifications: Mr. Inglis brings to the Board senior leadership, management, and sales and marketing expertise, as well as his experience gained from serving as a director on the boards of other public companies. He also provides his broad understanding of the semiconductor industry.

Dr. Lisa T. Su Director since October 2014 Age: 46

Dr. Lisa T. Su is AMD’s President and Chief Executive Officer and also serves on the company’s board of directors. Previously, she was Chief Operating Officer responsible for integrating AMD’s business units, sales, global operations and infrastructure enablement teams into a single market-facing organization responsible for all aspects of product strategy and execution. Dr. Su joined AMD in January 2012 as Senior Vice President and General Manager, global business units and was responsible for driving end-to-end business execution of AMD’s products and solutions. Prior to joining AMD, Dr. Su served as Senior Vice President and General Manager, Networking and Multimedia at Freescale Semiconductor, Inc., and was responsible for global strategy, marketing and engineering for the company’s embedded communications and applications processor business. Dr. Su joined Freescale in 2007 as Chief Technology Officer, where she led the company’s technology roadmap and research and development efforts. Dr. Su spent the previous 13 years at IBM in various engineering and business leadership positions, including Vice President of the Semiconductor Research and Development Center responsible for the strategic direction of IBM’s silicon technologies, joint development alliances and semiconductor R&D operations. Prior to IBM, she was a member of the technical staff at Texas Instruments in the Semiconductor Process and Device Center (SPDC) from 1994 to 1995. Dr. Su has bachelor’s, master’s and doctorate degrees in electrical engineering from the Massachusetts Institute of Technology (MIT). She has published more than 40 technical articles and was named a Fellow of the Institute of Electronics and Electrical Engineers (IEEE) in 2009. Dr. Su was named “2014 Executive of the Year” at the EETimes and EDN 2014 ACE Awards and was honored in MIT Technology Review’s Top 100 Young Innovators in 2002. She also serves on the board of directors of Analog Devices.

Director Qualifications: As our President and Chief Executive Officer, Dr. Su brings to the Board her expertise and proven leadership in the global semiconductor industry as well as valuable insight into our operations, management and culture, providing an essential link between the management and the Board on management’s perspectives.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Item 1—Election of Directors (continued)

Ahmed Yahia Director since November 2012 Age: 43 Board Committee: Innovation and Technology Committee

Mr. Yahia is CEO of the Technology & Industry global platform of Mubadala, where he oversees Mubadala’s technology, metals, mining and utilities portfolio. He is also a member of Mubadala’s Investment Committee, which is mandated to develop Mubadala’s investment policies, establish investment guidelines and review all proposed projects and investments to ensure they are in line with Mubadala’s business objectives. From March 2001 to February 2010, Mr. Yahia was a partner of McKinsey & Company where the central theme of his work was corporate performance transformations, business building and industrial sector development. Mr. Yahia was also the Managing Partner of McKinsey’s Abu Dhabi practice. Mr. Yahia also serves as a non-executive director of National Central Cooling Company (Tabreed) (publicly traded in the United Arab Emirates). Mr. Yahia holds a master of science degree in mechanical engineering/product strategy from the Massachusetts Institute of Technology and a bachelor of science degree in industrial engineering from the Ecole Centrale Paris.

Director Qualifications: Mr. Yahia’s experience as the CEO of the Technology and Industry global platform of Mubadala and as a former partner of McKinsey & Company provides the Board with expertise in corporate strategy development, corporate performance transformations and operations.

Former Directorships in Public Companies in the Last Five Years

The table below sets forth the list of public companies on which our director nominees formerly served over the last five years including the name of the company and duration of service. Our director nominees do not currently serve on the boards of the companies listed below.

Director	Name of the Company	Term of Past Directorship
Bruce L. Claflin	—	—
John E. Caldwell	SMTC Corporation	2003—2011
Nora M. Denzel	Saba Software, Inc.	2011—2015
	Overland Storage, Inc.	2008—2013
Nicholas M. Donofrio	—	—
Martin L. Edelman	Ashford Hospitality Trust, Inc.	2003—2014
	Avis Budget Group, Inc.	1997—2013
	Morgan’s Hotel Group	2014—2015
Joseph A. Householder	Southern California Gas Company	2010—2015
	San Diego Gas and Electric Company	2010—2015
Michael J. Inglis	ARM	2002—2013
	Pace plc	2008—2016
Lisa T. Su	—	—
Ahmed Yahia	SMN Power Holding SAOG	2011—2013

Consideration of Stockholder Nominees for Director

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates to serve on the Board. Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board at our 2017 annual meeting of stockholders must be a stockholder of record, both when they give us notice and at our 2017 annual meeting, must be entitled to vote at our 2017 annual meeting and must comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Corporate Secretary not less than 90 nor more than 120 days before the anniversary date of the immediately preceding annual meeting. For our 2017 annual meeting of stockholders, the notice must be delivered between January 12, 2017 and February 11, 2017. However, if our 2017 annual meeting of stockholders is not held within 30 days of May 12, 2017, the stockholder’s notice must be delivered no later than the close of business on the tenth day following the

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Item 1—Election of Directors (continued)

earlier of the day on which the first public announcement of the date of our 2017 annual meeting was made or the day the notice of our 2017 annual meeting is mailed. The public announcement of an adjournment or postponement of our 2017 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. Notwithstanding the foregoing, if the number of directors to be elected to the Board at an annual meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, the stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our Corporate Secretary not later than the close of business on the tenth day following the day on which we first make such public announcement. The stockholder’s notice must be updated and supplemented as set forth in our bylaws. The stockholder’s notice must include the following information for the person making the nomination:

•	name, age, nationality, business and residence addresses;

•	principal occupation and employment;

•	the class and number of shares owned beneficially or of record;

•	any derivative, swap or other transaction which gives economic risk similar to ownership of shares;

•	any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares;

•

any agreement, arrangement, understanding or relationship engaged in to increase or decrease the level of risk related to, or the voting power with respect to, our shares, or that provides the opportunity to profit from a decrease in price or value of shares;

•	any performance-related fees that the nominating person is entitled to, based on any increase or decrease in the value of any shares; and

•	any other information required by the SEC to be disclosed in a proxy statement.

The stockholder’s notice must also include the following information for each proposed director nominee:

•	financial or other material relationships between the nominating person and the nominee during the past three years;

•	the same information as for the nominating person (see above); and

•	all information required to be disclosed in a proxy statement in connection with election of directors.

The Chair of our Annual Meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. These criteria are described below in the description of the Nominating and Corporate Governance Committee in the section entitled “Meetings and Committees of the Board of Directors–Board Committees.” The nominee must be willing to provide a written questionnaire, representation and agreement, if requested by us, and any other information reasonably requested by us in connection with our evaluation of the nominee’s independence.

Communications with the Board or Non-Management Directors

Anyone who wishes to communicate with our Board or with non-management directors may send their communications in writing to One AMD Place, Sunnyvale, California 94088, Attention: Corporate Secretary or send an email to Corporate.Secretary@amd.com. Our Corporate Secretary will forward all of these communications to our Chairman of the Board.

Required Vote

At our Annual Meeting, our directors will be elected using a majority vote standard with respect to uncontested elections, such as this election. This standard requires that each director receive the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these director elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized Board committee or the Board.

Recommendation of the Board Directors

The Board of Directors unanimously recommends that you vote FOR each of the director nominees. Unless you indicate otherwise, your proxy will vote FOR the proposed nominees.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

CORPORATE GOVERNANCE

The Board has adopted the Principles of Corporate Governance (“Governance Principles”) to address significant corporate governance issues. The Governance Principles provide a framework for our corporate governance matters and include topics such as Board and Board committee composition and evaluation. The Nominating and Corporate Governance Committee is responsible for reviewing the Governance Principles and recommending any changes to the Governance Principles to the Board.

Director Independence

The Principles of Corporate Governance provide that a substantial majority of the members of the Board must meet the criteria for independence as required by applicable law and the listing rules of the Nasdaq Stock Market (“Nasdaq”). Among other criteria, no director qualifies as independent unless the Board determines that the director has no direct material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On an annual basis, the Board undertakes a review of director independence. The Board determined that all directors who served during fiscal 2015, other than Messrs. Edelman, Harding, and Yahia and Dr. Su, and all of our director nominees for the 2016 Annual Meeting, other than Messrs. Edelman and Yahia and Dr. Su, are independent in accordance with SEC and Nasdaq rules. In determining that Mr. Donofrio is independent, the Board considered our payments to Liberty Mutual Insurance Company, a subsidiary of Liberty Mutual Holding Company Inc., in fiscal 2015 and payments made to the National Association of Corporate Directors (“NACD”) in fiscal 2015. Mr. Donofrio is a member of the board of directors of Liberty Mutual Holding Company Inc. and a member of the board of directors of NACD.

In determining that Ms. Denzel is independent, the Board considered payments to the NACD in fiscal 2015. Ms. Denzel is a member of the board of directors of the NACD, Northern California Chapter.

The Board also determined that each of the members of the Audit and Finance, Nominating and Corporate Governance and Compensation Committees are independent in accordance with SEC and Nasdaq rules.

Compensation Committee Interlocks and Insider Participation

During fiscal 2015, Messrs. Caldwell and Donofrio and Ms. Denzel served on the Compensation Committee. None of the members of the Compensation Committee is or has been an executive officer or employee of us. In addition, none of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Board or the Compensation Committee.

Board Leadership Structure

The Governance Principles permit the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals, based on our needs, best practices and the interests of our stockholders. This allows the Board flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board’s assessment of its leadership from time to time. The Board has the experience of functioning effectively either way.

Mr. Claflin, who is independent in accordance with SEC and Nasdaq rules, is our Chairman of the Board. The Board first appointed Mr. Claflin as our independent Chairman of the Board in 2009. Mr. Claflin presides at meetings of our stockholders and directors and leads the Board in fulfilling its responsibilities. The Board benefits from Mr. Claflin’s leadership experience as a technology industry veteran, significant public company board experience and intimate familiarity with our history and business. The Board believes that its current leadership structure, with an independent Chairman of the Board, separate from the Chief Executive Officer, is appropriate at this time and allows the Board to fulfill its duties effectively and efficiently based on our current needs. The Board believes that this structure allows Dr. Su, our President and Chief Executive Officer, to focus on our business strategy and market opportunities, as well as on our organizational structure and execution capabilities.

Risk Oversight

The Board’s role in risk oversight is consistent with our leadership structure, with our Chief Executive Officer and other members of management having responsibility for day-to-day risk management activities and processes, and our Board and its committees being actively involved in overseeing our risk management. The Board and management

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Corporate Governance (continued)

consider “risk” for these purposes to be the possibility that an undesired event could occur that might adversely affect the achievement of our objectives. Examples of the types of risks faced by us include:

•

business-specific risks related to our ability to develop new products and services, our strategic position in key existing and new markets, our operational execution and infrastructure, our relationships with our third party manufacturing suppliers and competition in the microprocessor and graphics markets;

•	macroeconomic risks, such as adverse global economic conditions; and

•	“event” risks, such as natural disasters.

We engage in activities that seek to take calculated risks that protect the value of our existing assets and create new or future value. Management is responsible for day-to-day risk management activities and processes. Members of senior management participate in identifying risks and risk controls, developing recommendations to determine the appropriate manner in which to control risk and implementing risk mitigation activities. Our Chief Executive Officer has ultimate responsibility for management of our business, including enterprise level risks and the risk management program and processes.

In fulfilling its oversight role, the Board focuses on understanding the nature of our enterprise risks, including reputational risk and risks in our operations, finances and strategic direction, as well as the adequacy of our risk assessment and risk management processes. The Board implements its oversight function primarily through management reports and committees of the Board. At least annually, the Board discusses with management the appropriate level of risk relative to our corporate strategy and objectives and reviews with management our existing risk management processes and their effectiveness. The Board also receives periodic management updates on our business operations, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to these topics. In addition, the Board receives full reports from the following Board committee chairs regarding each committee’s considerations and actions related to the specific risk topics over which the committee has oversight:

•

The Audit and Finance Committee assists the Board in overseeing our enterprise risk management process; reviews our portfolio of risk; discusses with management significant financial, reporting, regulatory and legal compliance risks in conjunction with enterprise risk exposures as well as risks associated with our capital structure; and reviews our policies with respect to risk assessment and risk management and the actions management has taken to limit, monitor or control financial and enterprise risk exposure. The Audit and Finance Committee meets with members of our Internal Audit department to discuss any issues that warrant attention.

•

The Compensation Committee oversees risk management as it relates to our compensation policies and practices and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could be reasonably likely to have a material adverse effect on us. For additional details, see “Compensation Policies and Practices,” below.

•

The Nominating and Corporate Governance Committee considers potential risks related to the effectiveness of the Board, including succession planning for the Board and our overall governance and board structure.

•

The Innovation and Technology Committee assists the Board in its oversight responsibilities relating to technical and market risks associated with product development and investment as well as risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology.

Code of Ethics

The Board has adopted a code of ethics that applies to all directors and employees entitled the “Worldwide Standards of Business Conduct,” which is designed to help directors and employees resolve ethical issues encountered in the business environment. The Worldwide Standards of Business Conduct covers topics such as conflicts of interest, compliance with laws (including anti-corruption laws), fair dealing, protecting our property and confidentiality of our information and encourages the reporting of any behavior not in accordance with the Worldwide Standards of Business Conduct.

The Board has also adopted a “Code of Ethics” for our executive officers and all other senior finance executives. The Code of Ethics covers topics such as financial reporting, conflicts of interest and compliance with laws, rules, regulations and our policies.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The table below shows the current chairs and membership of the Board and each standing Board committee, the independence status of each Board member and the number of Board and Board committee meetings held during fiscal 2015.

Director	Board of Directors	Audit and Finance Committee	Nominating and Corporate Governance Committee	Compensation and Leadership Resources Committee	Innovation and Technology Committee
Bruce L. Claflin	C		●
John E. Caldwell	●		●	C
Henry WK Chow	●	●	●
Nora M. Denzel	●		C	●
Nicholas M. Donofrio	●		●	●	C
Martin L. Edelman*	●
John R. Harding*	●				●
Joseph A. Householder**	●	C	●
Michael J. Inglis	●	●	●		●
Lisa T. Su*	●
Ahmed Yahia*	●				●
Number of 2015 meetings	8	15	4	8	4

C Chair                ●  Member                * Non-Independent Director                ** Financial Expert

Board Meetings and Attendance

The Board held eight meetings during fiscal 2015. During fiscal 2015, all members of the Board attended at least 75 percent of the meetings of the Board and Board committees on which they served. In addition, on at least an annual basis, the Board and management discuss our strategic direction, new business opportunities and product roadmap. Independent and non-management directors also meet regularly in scheduled executive sessions without our Chief Executive Officer and other members of senior management. In addition to these formal meetings, members of our Board informally interact with senior management (including our Chief Executive Officer), industry leaders and customers on a periodic basis. In fiscal 2015, sessions of only our non-employee directors were held four times, and sessions of only our independent directors were held two times.

Board Committees

The Board has four standing committees: an Audit and Finance Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Innovation and Technology Committee. The members of the Board committees and their Chairs are nominated by the Nominating and Corporate Governance Committee and appointed by the Board.

Each of the Board committees has adopted a written charter, which has been approved by the Board. You can access our current bylaws, committee charters, the Principles of Corporate Governance, the Worldwide Standards of Business Conduct and the Code of Ethics on the Investor Relations pages of our web site at www.amd.com or ir.amd.com.

Audit and Finance Committee. The Audit and Finance Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, risk assessment, the performance of our internal audit function, our financial affairs and policies and the nature and structure of major financial commitments. The Audit and Finance Committee is also directly responsible for the appointment, independence, compensation, retention and oversight of the work of our independent registered

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Meetings and Committees of the Board of Directors (continued)

public accounting firm, which reports directly to the Audit and Finance Committee. The Audit and Finance Committee meets alone with our senior management, our financial, legal and internal audit personnel and with our independent registered public accounting firm, which has free access to the Audit and Finance Committee. The head of our Internal Audit Department reports directly to the Chair of the Audit and Finance Committee and “dotted-line” to our Chief Financial Officer, and serves a staff function for the Audit and Finance Committee. The Audit and Finance Committee currently consists of Mr. Householder, as Chair, and Messrs. Chow and Inglis, each determined to be financially literate and “independent” under applicable SEC and Nasdaq rules. The Board also determined that Mr. Householder is an “audit committee financial expert,” as defined under applicable SEC rules. The Audit and Finance Committee held 15 meetings during fiscal 2015.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee assists the Board in discharging its responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on the Board and the development and recommendation to the Board of corporate governance guidelines and principles, including the Governance Principles. In addition, the Nominating and Corporate Governance Committee oversees the Board’s annual review of its performance (including its composition and organization) and leads a process for our non-employee directors to evaluate the performance of our Chief Executive Officer. The Nominating and Corporate Governance Committee retains a search firm for the purpose of obtaining information regarding potential candidates for Board membership. The Nominating and Corporate Governance Committee currently consists of Ms. Denzel, as Chair, Messrs. Caldwell, Chow, Claflin, Donofrio, Householder and Inglis, each determined by the Board to be “independent” under applicable SEC and Nasdaq rules. The Nominating and Corporate Governance Committee held four meetings during fiscal 2015 and one meeting during fiscal 2016 to consider director nominees for our Annual Meeting and other matters.

In evaluating candidates to determine if they are qualified to become Board members, the Nominating and Corporate Governance Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating and Corporate Governance Committee also considers Board members’ and nominees’ service on the boards of other public companies. Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Nominating and Corporate Governance Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and our requirements, taking into consideration the diverse communities and geographies in which we operate. Although the Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating and Corporate Governance Committee uses the same standards to evaluate all director candidates, regardless of who proposes them.

Compensation and Leadership Resources Committee.    The Compensation Committee assists the Board in discharging its responsibilities relating to the compensation of all Section 16 officers, members of the Board and such other employees as delegated from time to time by the Board. In consultation with management, the Board and the Compensation Committee’s compensation consultant, the Compensation Committee designs, recommends to the Board for approval and evaluates employment, separation, severance and change of control agreements and our compensation plans, policies and programs with respect to our Section 16 officers. The Compensation Committee reviews and approves all grants to the Board, our executive officers, senior vice presidents, and Section 16 officers under our equity plans. To the extent permitted by its charter, the Compensation Committee may delegate certain authority and certain responsibilities to one or more of its members, our officers or a subcommittee of the Compensation Committee. The Compensation Committee aims to structure our compensation program to encourage high performance, promote accountability and align employee interests with our strategic goals and with the interests of our stockholders. The Compensation Committee also oversees risk management as it relates to our compensation policies and practices for employees generally.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Meetings and Committees of the Board of Directors (continued)

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. During fiscal 2015, the Compensation Committee retained Compensia, Inc. (“Compensia”), a national compensation consulting firm, as its independent compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in fiscal 2015, including:

•

the competitiveness of our executive compensation program by providing market review of executive compensation, evaluating our compensation peer group composition and compensation at our compensation peer group companies; the competitiveness of our executive compensation program by providing market review of executive compensation, evaluating our compensation peer group composition and compensation at our compensation peer group companies;

•

the pay levels of our named executive officers by assessing and proposing equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers; the pay levels of our named executive officers by assessing and proposing equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•

our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term incentive awards and our retention strategies, and evaluation of our compensation recoupment (i.e., “clawback”) policies; and our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term incentive awards and our retention strategies, and evaluation of our compensation recoupment (i.e., “clawback”) policies; and

•	the compensation arrangements for our Board.

The Compensation Committee is supported in its work by members of our management team—including Dr. Su, our President and Chief Executive Officer, our Senior Vice President, Human Resources, Corporate Communications and Investor Relations, our Senior Vice President, General Counsel, and our Director, Compensation and Benefits. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation determinations were made. Dr. Su does not participate in the determination of her own compensation.

The Compensation Committee currently consists of Mr. Caldwell, as Chair, Ms. Denzel and Mr. Donofrio, each determined to be “independent” under applicable SEC and Nasdaq rules. The Compensation Committee held eight meetings during fiscal 2015.

Innovation and Technology Committee.    The Innovation and Technology Committee assists the Board in its oversight responsibilities regarding matters of innovation and technology. The Innovation and Technology Committee is responsible for reviewing, evaluating and making recommendations to the Board regarding our major technology plans and strategies, including our research and development activities, as well as the technical and market risks associated with product development and investment; reviewing, evaluating and making recommendations regarding talent and skills of our workforce supporting our technology and research and development activities; monitoring the performance of our technology development in support of our overall business strategy; monitoring and evaluating existing and future trends in technology that may affect our strategic plans; and assessing our risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology. In fiscal 2015, the Innovation and Technology Committee consisted of Mr. Donofrio, as Chair, and Messrs. Harding, Inglis and Yahia. The Innovation and Technology Committee held four meetings during fiscal 2015.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

DIRECTORS’ COMPENSATION AND BENEFITS

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. We do not provide pension or retirement benefits to our non-employee directors.

Effective April 29, 2015, Dr. W. Michael Barnes retired as a member of the Board and did not stand for re-election at our 2015 annual meeting of stockholders.

2015 Non-Employee Director Compensation.    The table below summarizes the compensation paid to our non-employee directors for fiscal 2015. Dr. Su, who is an employee director, did not receive any compensation for her service as a director on the Board.

Name (a)	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2)(3) ($) (c)	Total ($) (d)
John E. Caldwell	120,000	164,260	284,260
Henry WK Chow	105,000	164,260	269,260
Bruce L. Claflin	201,458	328,523	529,981
Nora M. Denzel	109,167	164,260	273,427
Nicholas M. Donofrio	140,000	164,260	304,260
Martin L. Edelman	75,000	164,260	239,260
John R. Harding	95,000	164,260	259,260
Joseph A. Householder	121,667	164,260	285,927
Michael J. Inglis	125,000	164,260	289,260
Ahmed Yahia	95,000	164,260	259,260
W. Michael Barnes(4)	43,333	n/a(4)	43,333

(1)

Amounts represent annual retainers for service as directors, annual retainers for Board committee service and annual retainers for serving as Board committee chairs, where applicable. See “— Cash Fees Paid to Non-Employee Directors” below for additional information.

(2)

Amounts represent equity awards in the form of restricted stock unit (“RSU”) awards granted under our Outsider Director Equity Compensation Policy. See “—Equity Awards for Non-Employee Directors” below for additional information. Amounts reflect the aggregate grant date fair value of the respective director’s RSU awards computed in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”). For a discussion of the assumptions made in the valuations reflected in this column, see Note 13 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K. The actual value that a director may realize from an RSU award is contingent upon the satisfaction of the conditions to vesting of that award. Thus, there is no assurance that the value, if any, eventually realized by the director will correspond to the amounts shown.

The following table sets forth all RSUs granted to each non-employee director in fiscal 2015:

Name	Grant Date	RSUs Granted (#)
John E. Caldwell	4/29/2015	72,044
Henry WK Chow	4/29/2015	72,044
Bruce L. Claflin	4/29/2015	144,089
Nora M. Denzel	4/29/2015	72,044
Nicholas M. Donofrio	4/29/2015	72,044
Martin L. Edelman	4/29/2015	72,044
John R. Harding	4/29/2015	72,044
Joseph A. Householder	4/29/2015	72,044
Michael J. Inglis	4/29/2015	72,044
Ahmed Yahia	4/29/2015	72,044
W. Michael Barnes(4)	—	—

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Directors’ Compensation and Benefits (continued)

(3)

The following table sets forth the aggregate number of outstanding RSUs and stock options held by our non-employee directors as of December 26, 2015, our fiscal year end. Pursuant to our Outside Director Equity Compensation Policy, Messrs. Caldwell, Chow, Edelman, Harding, Householder and Inglis have elected to defer the issuance of 251,761; 28,125; 171,556; 217,736; 116,633; and 152,899 shares subject to RSU awards, respectively, until such time as the respective director ceases to serve on the Board. The deferred RSUs are included in the following table.

(4)	Mr. Barnes retired from the Board on April 29, 2015 and therefore did not receive equity awards in fiscal 2015.

Name	RSUs Outstanding as of December 26, 2015	Options Outstanding as of December 26, 2015
John E. Caldwell	251,761	50,000
Henry WK Chow	100,169	—
Bruce L. Claflin	144,089	25,000
Nora M. Denzel	72,044	—
Nicholas M. Donofrio	72,044	—
Martin L. Edelman	171,556	—
John R. Harding	217,736	—
Joseph A. Householder	116,633	—
Michael J. Inglis	152,899	—
Ahmed Yahia	72,044	—
W. Michael Barnes(4)	—	—

Determining Non-Employee Director Compensation.    The Compensation Committee annually reviews our non-employee directors’ compensation. Based on this review, the Compensation Committee recommends any changes to our non-employee directors’ compensation to the Board for approval. In addition, the Board and Compensation Committee periodically evaluate how our director pay levels and pay policies compare to the competitive market. In fiscal 2015, the Board and Compensation Committee reviewed competitive market data regarding non-employee directors’ pay compiled by Compensia, Inc., the Compensation Committee’s independent compensation consultant. While competitive market data is important to the evaluation of the directors’ compensation, it is just one of several factors considered by the Board in approving director compensation, and the Board has discretion in determining the nature and extent of its use. In fiscal 2015, in addition to the competitive market data, the Board considered the amount of time associated with Board and Board committee services as well as annual share usage under the 2004 Plan related to non-employee director compensation.

Key Changes to Non-Employee Director Compensation.    During fiscal 2015, the Board continued the practice adopted in May 2014, to reallocate the mix of cash and equity compensation paid to our non-employee directors, with the goal of maintaining total average compensation per non-employee director at approximately the same level as had been previously paid and maintaining an affordable annual share usage. These changes are further described under “—Cash Fees Paid to Non-Employee Directors” and “—Equity Awards for Non-Employee Directors,” below.

Cash Fees Paid to Non-Employee Directors.   The cash fees our non-employee directors were eligible to receive in fiscal 2015 was composed of the following elements:

•	Annual retainer for services as a director;

•	Annual retainer for services on a Board committee; and

•	Annual retainer for services as a Board committee chair.

Annual Retainer for Service as Director. Non-employee directors are paid an annual retainer for their service as our directors. In fiscal 2015, other than our Chairman of the Board, the non-employee directors were paid an annual retainer of $75,000. Additionally, the Board approved a decrease in the annual retainer for our Chairman of the Board from $210,000 to $112,500 effective as of the fourth quarter of fiscal 2015.

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Directors’ Compensation and Benefits (continued)

Annual Retainer for Service on Board Committees.  During fiscal 2015, the Board continued the practice of paying additional annual retainers set forth below for service on a Board committee.

Audit and Finance Committee	$20,000
Compensation Committee	$20,000
Nominating and Corporate Governance Committee	$10,000
Innovation and Technology Committee	$20,000

Annual Retainer for Service as Board Committee Chair. In addition, non-employee directors receive annual retainers for serving as a chair of a Board committee, which are set forth below. These retainers were unchanged in fiscal 2015.

Audit and Finance Committee	$25,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Innovation and Technology Committee	$15,000

Equity Awards for Non-Employee Directors.    In order to align the long-term interests of our directors with those of our stockholders, a portion of director compensation is provided in the form of equity. Non-employee directors participate in our 2004 Plan and are entitled to receive equity awards under our Outsider Director Equity Compensation Policy. Non-employee directors are generally eligible to receive an annual RSU award (an “Annual RSU Award”) upon re-election at each annual meeting of stockholders, and, if a non-employee directors is appointed to the Board on a date other than the date of an annual meeting of stockholders, such director is entitled to receive an initial RSU award on his or her appointment to the Board (an “Off-Cycle RSU Grant”).

Annual RSU Awards.  Under our current Outside Director Equity Compensation Policy, the Annual RSU Award for each non-employee director (other than the Chairman of the Board) who has served on the Board for at least six months prior to an annual meeting of stockholders is calculated based on the following formula, with no discretionary component: the quotient of (i) $185,000 (the “Target Equity Value”) divided by (ii) the trailing average closing price of our common stock for the 30-day period preceding and ending with the date of the respective RSU grant. In fiscal 2015, the Chairman of the Board received an Annual RSU Award with a Target Equity Value of $370,000 approximately two times the Annual RSU Award received by the other non-employee directors.

In addition, under our current Outside Director Equity Compensation Policies, if a non-employee director has served on the Board for less than six months prior to an annual meeting of stockholders, such director’s Annual RSU Award is pro-rated based on the number of months of service before the respective annual meeting of stockholders. For purposes of the pro-rata calculation, service during any portion of a month counts as a full month of service.

Off-Cycle Grants.  Under our current Outside Director Equity Compensation Policy, an Off-Cycle Grant is equal to the quotient of (i) $185,000 divided by (ii) the trailing average closing price of our common stock for the 30-day period preceding and ending with the date of the respective RSU grant. The Annual RSU Awards and the Off-Cycle RSU Grants vest on the one-year anniversary of their respective grant date.

In fiscal 2015, each of our directors, received an Annual RSU Award under our current Outside Director Equity Compensation Policy.

Deferral.  Pursuant to our Outside Director Equity Compensation Policy, our non-employee directors may elect to defer the issuance of shares of our common stock that become issuable upon vesting of the RSUs granted pursuant to the 2004 Plan (and the recognition of taxable income associated with such RSUs) until such time as the director ceases to serve on our Board. A non-employee director can make this election by completing a Restricted Stock Unit Award Deferral Election Agreement before the scheduled date of an RSU grant. If a director makes this election, the issuance of the common stock subject to the RSUs may not be accelerated or changed once the Election Agreement is submitted to us. Any common stock deferred under our Outside Director Equity Compensation Policy is issued to the director, in one lump sum, within 30 days after his or her resignation from our Board.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Directors’ Compensation and Benefits (continued)

Acceleration of Vesting.  Pursuant to our Outside Director Equity Compensation Policy, in the event of our change of control, all of our non-employee directors’ equity compensation awards will become fully vested. In addition, in the event of the termination of a non-employee director’s service to the Board as a result of death, disability or retirement, all of his or her non-employee director’s equity compensation awards will become fully vested, provided that such non-employee director served as a member of the Board for at least three years prior to the date of termination and satisfied our stock ownership guideline requirements during his or her service as a Board member.

Other Benefits for Non-Employee Directors.    We reimburse our directors for their travel and expenses in connection with attending Board meetings and Board-related activities, such as AMD site visits and sponsored events, as well as for continuing education programs.

Stock Ownership Guidelines.    Under our stock ownership guidelines, our non-employee directors are required to hold the lesser of (i) the number of shares equivalent to three times the then-current annual retainer divided by the average closing price of our common stock for the 30-day period immediately preceding and ending with the date of the annual meeting of stockholders or (ii) 30,000 shares (in the case of non-employee directors other than the Chairman of our Board) or 45,000 shares (in the case of the Chairman of the Board).

The stock ownership guidelines must be achieved by each non-employee director within the later of (i) October 2016, which is the five-year anniversary of the adoption of our current stock ownership guidelines, or (ii) the five-year anniversary of the respective director’s first election or appointment to the Board or first appointment as Chairman of the Board, as applicable.

As of December 26, 2015, all of our non-employee directors were on target to meet the requirements of our stock ownership guidelines within the established compliance time frame.

Until the requirements of our stock ownership guidelines are achieved, each non-employee director is encouraged to retain at least 10% of the “net shares” (as defined below) obtained through our stock incentive plans. Shares counted toward the minimum stock ownership requirements include (i) shares held directly by a director, (ii) RSUs that have vested, but where the issuance of the shares have been deferred by the director pursuant to our Outside Director Equity Compensation Policy, and (iii) 50% of exercisable, “in the money” stock options. “Net shares” are the number of shares from the sale of stock options or the vesting of restricted stock, less the number of shares the director sells to cover the exercise price of stock options and sells or has withheld to pay taxes.

As of December 26, 2015, all of our non-employee directors retained at least 10% of the net shares obtained through our stock incentive plans.

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PRINCIPAL STOCKHOLDERS

The following table shows each person or entity we know to be the beneficial owner of five percent or more of our common stock as of February 24, 2016.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
West Coast Hitech, L.P.(2) P.O. Box 309 GT Ugland House, South Church Street George Town, Grand Cayman, Cayman Islands	141,906,166 (shared voting and shared dispositive power as to all shares)	17.9%
BlackRock, Inc.(3) 40 East 52nd Street New York, New York 10022	56,317,323 (sole voting power as to 54,803,410 shares; sole dispositive power as to all shares)	7.1%
The Vanguard Group(4) 100 Vanguard Blvd. Malvern, PA 19355	64,096,698 (sole dispositive power as to 63,013,565 shares; shared dispositive power as to 1,083,133 share; sole voting power as to 1,072,233 shares; shared voting power as to 50,800 shares)	8.08%

(1)	Based on 793,493,758 shares of our common stock outstanding as of February 24, 2016.
(2)

Based on Amendment No. 5 of Schedule 13D filed with the SEC on March 10, 2014 by Mubadala, West Coast Hitech, L.P. (“WCH”) and West Coast Hitech G.P. Ltd. (“WCH GP”) pursuant to a joint filing agreement. Mubadala is a public joint stock company incorporated in the Emirate of Abu Dhabi, United Arab Emirates and is wholly-owned by the Government of the Emirate of Abu Dhabi. WCH, a Cayman Islands exempted limited partnership, and its general partner, WCH GP, a Cayman Islands corporation, are wholly owned by Mubadala. The 141,906,166 shares of our common stock are held by WCH and beneficially owned by Mubadala, WCH and WCH GP.

(3)	This information is based on the Schedule 13G filed with the SEC on January 28, 2016 by BlackRock, Inc. and includes 56,317,323 shares of common stock owned by BlackRock and its subsidiaries.
(4)

Based on Amendment No. 4 of Schedule 13G filed with the SEC on February 10, 2016 by The Vanguard Group. The Vanguard Group is an investment adviser deemed to be the beneficial owner of 64,096,698 shares of our common stock. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 1,032,333 shares of our common stock as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 90,700 shares of our common stock as a result of its serving as investment manager of Australian investment offerings.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of shares of our common stock beneficially owned as of February 24, 2016 by our current directors, our director nominees, our Named Executive Officers (as defined in “Compensation Discussion and Analysis” below) and all of our current directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as beneficially owned. Ownership information is based upon information provided by the individuals.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
Lisa T. Su	3,206,342	*
John E. Caldwell	304,389	*
Henry WK Chow	142,128	*
Bruce L. Claflin	619,813	*
Nora M. Denzel	80,855	*
Nicholas M. Donofrio	222,816	*
Martin L. Edelman	99,512	*
John R. Harding	145,692	*
Joseph A. Householder	44,589	*
Michael J. Inglis	80,855	*
Ahmed Yahia	110,121	*
Devinder Kumar	1,921,701	*
James R. Anderson	—	*
Forrest E. Norrod	437,294	*
Mark D. Papermaster	1,541,462	*
All current directors and executive officers as a group (16 persons)	10,397,158	1.0

*	Less than one percent
(1)	Some of the individuals may share voting power with their spouses with respect to the listed shares.

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Security Ownership of Directors and Executive Officers (continued)

(2)

Includes beneficial ownership of the following number of shares of our common stock that are issuable upon exercise of stock options that are exercisable by April 24, 2016 (within 60 days of February 24, 2016) and upon vesting of RSUs that will vest by April 24, 2016. Also includes beneficial ownership of the following number of shares of our common stock issuable upon the vesting of RSUs that vested as of February 24, 2016 or will vest by April 24, 2016 where the issuance of shares of our common stock upon vesting was deferred by the director (the “Deferred RSU Shares”) pursuant to our Outside Director Equity Compensation Policy until such director ceases to serve on the Board:

Name	Shares # (4)	Deferred RSU Shares #
Lisa T. Su	2,304,033	—
John E. Caldwell	229,717	179,717
Henry WK Chow	28,125	28,125
Bruce L. Claflin	25,000	—
Nora M. Denzel	—	—
Nicholas M. Donofrio	—	—
Martin L. Edelman	99,512	99,512
John R. Harding	145,692	145,692
Joseph A. Householder	44,589	44,589
Michael J. Inglis	80,855	80,855
Ahmed Yahia	—	—
Devinder Kumar	1,489,871	—
James R. Anderson	—	—
Forrest E. Norrod	186,635	—
Mark D. Papermaster	1,105,528	—
All current directors and executive officers as a group (16 persons)	6,760,290	578,490

(3)

Based on 793,493,758 shares of our common stock outstanding as of February 24, 2016. Also, with respect to each individual, the calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by April 24, 2016 and upon vesting of RSUs held by that individual that will vest by April 24, 2016, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

(4)

With respect to each individual, the calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by April 24, 2016 and upon vesting of RSUs held by that individual that will vest by April 24, 2016, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

EXECUTIVE OFFICERS

The following sets forth biographical information regarding our executive officers as of February 24, 2016. Biographical information about Dr. Su, who is both a director and an executive officer, may be found under “Item 1—Election of Directors” above. The age of each executive officer is as of our Annual Meeting.

Devinder Kumar Senior Vice President, Chief Financial Officer and Treasurer Age: 60

Mr. Kumar is our Senior Vice President, Chief Financial Officer and Treasurer. Mr. Kumar is responsible for the company’s global finance organization as well as global corporate services and facilities.

Mr. Kumar joined AMD in 1984 as a financial analyst. He spent 10 years in Asia as financial controller for AMD Penang and group finance director for AMD’s Manufacturing Services Group across Singapore, Thailand, China and Malaysia. Starting in 1998, Mr. Kumar assumed several corporate roles including leadership positions in Corporate Accounting and Corporate Finance. He was appointed corporate controller in 2001. He also served as AMD’s assistant treasurer and treasurer between 2007 and 2010 and was most recently senior vice president, corporate controller and interim CFO before being appointed chief financial officer in January 2013 and Treasurer in April 2015.

Mr. Kumar holds a bachelor’s degree in ecology from the University of Malaya, Malaysia, a master’s degree in biology from the University of California, Santa Barbara and an MBA in finance from the University of California, Los Angeles.

James R. Anderson Senior Vice President and General Manager, Computing and Graphics Business Group Age: 44

Mr. Anderson is our Senior Vice President and General Manager of the Computing and Graphics (“CG”) Business Group. Mr. Anderson joined AMD in May 2015. Mr. Anderson is responsible for managing all aspects of strategy, business management, engineering, and sales for AMD’s client and consumer graphics products and solutions. He brings to this role 20 years of business and technical expertise, deep industry knowledge, and a proven ability to transform businesses to drive profitable growth based on developing and successfully executing a holistic strategy across diverse teams. Mr. Anderson joined AMD from Intel Corporation where he served from November 2014 to May 2015 and completed the acquisition and successful integration of the Axxia processor business from Broadcom Limited (formerly, Avago Technologies) to Intel. Mr. Anderson spent the last decade at Broadcom Limited and LSI Corporation in a variety of leadership positions spanning strategic planning, marketing, engineering, sales, and general management. Prior to joining LSI Corporation in 2005, Mr. Anderson held strategic planning roles at Intel Corporation for mobile/laptop and server processors in addition to serving as a microprocessor architect.

Mr. Anderson holds numerous academic degrees, including an MBA and Master of Science in electrical engineering and computer science from the Massachusetts Institute of Technology. He also holds a Master of Science in electrical engineering from Purdue University and a Bachelor of Science in electrical engineering from the University of Minnesota. Mr. Anderson has received four patents for innovations in computer architecture.

Forrest E. Norrod Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group Age: 50

Mr. Norrod is our Senior Vice President and General Manager of the Enterprise, Embedded and Semi-Custom (“EESC”) Business Group. In this role, he is responsible for managing all aspects of strategy, business management, engineering and sales for EESC businesses. Mr. Norrod has more than 25 years of technology industry experience across a number of engineering and business management roles at both the chip and system level.

Mr. Norrod most recently was Vice President and General Manager of Dell’s server business from December 2009 to October 2014, driving the business to market share leadership in several key geographies and markets while delivering consistent revenue and profitability growth. In his role as Vice President and General Manager of Dell’s Data Center Solutions, Mr. Norrod successfully led the creation of the company’s first internal startup, which established

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Officers (continued)

Dell’s leadership presence in the hyper-scale datacenter market. He joined Dell as CTO of Client Products in August 2000, then led the company’s Enterprise Engineering before ultimately having responsibility for all of Dell’s global engineering teams.

Prior to Dell, Mr. Norrod worked at Cyrix Corp from 1993 to 1997 and National Semiconductor from 1997 to 2000 leading the integrated x86 CPU businesses.

Mr. Norrod holds Bachelor of Science and Master of Science degrees in electrical engineering from Virginia Tech and holds 11 US patents in computer architecture, graphics and system design. He also serves on the Board of Directors of Intersil Corporation.

Mark D. Papermaster Senior Vice President and Chief Technology Officer — Technology and Engineering Age: 54

Mr. Papermaster is our Chief Technology Officer and Senior Vice President, responsible for corporate technical direction, and AMD’s intellectual property (IP) and system-on-chip (SOC) product research and development. His more than 30 years of engineering experience includes significant leadership roles managing the development of a wide range of products spanning from mobile devices to high-performance servers.

Before joining AMD in October 2011, Mr. Papermaster was the leader of Cisco’s Silicon Engineering Group, the organization responsible for silicon strategy, architecture, and development for the company’s switching and routing businesses.

In prior roles, Mr. Papermaster served as Apple, Inc.’s Senior Vice President of Devices Hardware Engineering, where he was responsible for the iPod products, and iPhone hardware development. He also held a number of senior leadership positions at IBM, serving on the company’s Technical Leadership Team and overseeing development of the company’s key microprocessor and server technologies.

Mr. Papermaster holds his bachelor’s degree in electrical engineering from the University of Texas at Austin and a master’s degree in electrical engineering from the University of Vermont. He is a member of the University of Texas, Cockrell School of Engineering Advisory Board, Olin College Presidents Council, and the Juvenile Diabetes Research Foundation.

Harry A. Wolin Senior Vice President, General Counsel Age: 53

Mr. Wolin is our Senior Vice President and General Counsel. Mr. Wolin was also our Corporate Secretary from April 2010 until August 2015. Prior to becoming General Counsel in 2003, Mr. Wolin was our Vice President, Intellectual Property. Before joining us in 2000, Mr. Wolin spent 12 years at Motorola, Inc. (now known as Motorola Solutions, Inc., a provider of technologies, products and services that enable a broad range of mobile, wireline, digital communication, information and entertainment experiences), where his last role was Vice President and Director of Legal Affairs for the Semiconductor Products Sector.

Mr. Wolin served as a member of the board of directors of GLOBALFOUNDRIES Inc. from February 2011 through March 2012. Mr. Wolin received the 2008 Magna Stella award for innovative management from the Texas General Counsel Forum. He is a member of the State Bars of Arizona and Texas and is registered to practice before the United States Patent and Trademark Office. Mr. Wolin holds a bachelor’s degree in chemistry from the University of Arizona and a juris doctor degree from Arizona State University.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that during fiscal 2015, our directors, Section 16 officers or beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements, except Mr. Anderson did not file a timely Form 4 to report a grant of performance-based restricted stock on November 15, 2015. A late Form 4 was filed with the SEC on December 4, 2015. In making the above statement, we have relied solely upon a review of information provided to us and upon the written representations of our directors and Section 16 officers.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 26, 2015 with respect to shares of our common stock that may be issued under our existing equity compensation plans. Our 2004 Plan, which was approved by our stockholders, is our only equity incentive plan available for the grant of new equity awards. Outstanding options and any full value awards are not transferable for consideration.

	Fiscal Year Ended December 26, 2015
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by stockholders	82,440,338	(1)	—	11,433,656
Options	31,406,278	(3)	$4.45	—
Awards—RSUs and PRSUs	51,034,060		—	—
Equity compensation plans not approved by stockholders	149,710		—	—
Options	149,710	(2)(3)	$0.68	—
Awards—RSUs and PRSUs	—		—	—
Total	82,590,048			11,433,656

(1)

Includes (i) shares of our common stock issuable from performance-based Restricted Stock Units (“PRSUs”), in each case representing the number of shares that could be earned assuming target achievement of the applicable performance conditions.

(2)

Represents shares of our common stock to be issued upon exercise of outstanding options assumed from SeaMicro, Inc. (“SeaMicro”) stock plans as part of our acquisition of SeaMicro in March 2012. We do not intend to grant any awards under this plan in the future.

(3)	As of December 26, 2015, the aggregate weighted-average remaining contractual life of our outstanding stock options was 3.38 years with aggregate weighted-average exercise price of $4.44.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board has oversight responsibility for, among other things, the development and administration of our executive compensation program. This “Compensation Discussion and Analysis” explains our compensation philosophy, summarizes our executive compensation program and reviews the fiscal 2015 compensation decisions for the following executive officers (our “Named Executive Officers”):

Name	Title
Lisa T. Su	President and Chief Executive Officer
Devinder Kumar	Senior Vice President, Chief Financial Officer and Treasurer
James R. Anderson(1)	Senior Vice President and General Manager, Computing and Graphics Business Group
Forrest E. Norrod	Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group
Mark D. Papermaster	Chief Technology Officer and Senior Vice President, Technology and Engineering

(1)	Mr. Anderson joined us as Senior Vice President and General Manager, Computing and Graphics Business Group effective May 31, 2015.

Executive Summary

Overview of our Fiscal 2015 Financial and Operational Performance

We faced a challenging business environment in fiscal 2015. Global macro-economic conditions, especially the volatility across Greater China, competitive pressures, and reduced demand from our Original Equipment Manufacturer (“OEM”) customers in advance of the launch of Microsoft Windows® 10 decreased demand for our products and negatively impacted our financial results. In response to these challenges, our focus remained on improving our financial performance by further diversifying our product portfolio, simplifying our business model and making research and development investments designed to deliver future generations of high-performance products. We made progress stabilizing our Computing and Graphics segment as we rebalanced our channel and OEM inventories, expanded our presence in key markets like commercial PCs and delivered new products including our most-advanced APU ever and the world’s smallest and most power-efficient enthusiast graphics card. As a result, our Computing and Graphics segment achieved double-digit sequential percentage revenue growth in the third and fourth quarters of fiscal 2015. In our Enterprise, Embedded and Semi-Custom segment, we saw ongoing growth related to our semi-custom system-on-chips (“SoCs”) during fiscal 2015 compared to fiscal 2014 and have now shipped more than 50 million semi-custom SoCs for the Microsoft® Xbox One™ and Sony PlayStation® 4 game consoles. We also made progress simplifying our business model, announcing plans to form a joint venture with Nantong Fujitsu Microelectronics Co., Ltd. for our assembly and test facilities in China and Malaysia.

Pay for Performance

The Compensation Committee places a strong emphasis on performance-based compensation, which is designed to incentivize our Named Executive Officers to generate stockholder value. To that end, the Compensation Committee generally aims to deliver a the majority of our Named Executive Officers’ target total direct compensation (i.e., base salary, annual target cash performance bonus opportunity and target value of annual long-term equity, but excluding special retention and new hire awards) in the form of an annual cash performance bonus and annual long-term equity awards, most of which are tied to performance. For our fiscal 2015, as the Company executed its transformation plan, total stockholder return (“TSR”) was 7.49%. This compares with a negative TSR of the previous five years of -18.9%. As a result, the key drivers of our Named Executive Officers’ realized compensation in a given fiscal year are usually our actual performance against certain financial targets and changes in our stock price.

The compensation realized by our Named Executive Officers in fiscal 2015 as a percentage of their fiscal 2015 “realizable compensation” demonstrates this strong alignment between pay and performance. For fiscal 2015, our Named Executive Officers (excluding Mr. Anderson, who began employment in May 2015) averaged “realized income” of approximately 37% of their total “realizable compensation,” as compared to 44% in fiscal 2014. For purposes of this calculation, “realizable compensation” is the sum of the Named Executive Officer’s base salary, target cash performance bonus under our Executive Incentive Plan (“EIP”) for fiscal 2015, and the intended target grant date value

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Compensation Discussion and Analysis (continued)

of long-term equity awards granted in fiscal 2015 under the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, as amended (the “2004 Plan”), but excluding special retention awards and non-recurring new hire awards. The “realized income” is the sum of the Named Executive Officer’s earned base salary, actual fiscal 2015 bonus earned under the EIP, any discretionary or retention bonus amounts realized, other compensation, income realized due to equity transactions involving shares awarded under our equity plans and the monetary value of performance equity awards which were both outstanding during fiscal 2015 and expected to deliver income per fiscal 2015 results using assumed financial payout projections. Additional information is provided below in the “2015 Summary Compensation Table” on page 49 and the “Option Exercises and Stock Vested in 2015” on page 55. The intended target grant date values of the long-term equity awards granted in fiscal 2015 for purposes of calculating “realizable compensation” are, in certain instances, different than the values reported in the Summary Compensation Table and the Option Exercises and Stock Vested in 2015 table. The intended target grant date values of the long-term equity awards were determined as of the date the Compensation Committee considered and approved the awards which, for some awards, occurred prior to the “grant date” of the award for the purposes of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”).

Our Named Executive Officers earned fiscal 2015 “realized income” substantially below their fiscal 2015 “realizable compensation” largely due to our fiscal 2015 financial and operational underperformance. No cash performance bonuses were earned or paid to our Named Executive Officers under our EIP for fiscal 2015 due to our underperformance relative to our adjusted non-GAAP net income, revenue, and adjusted non-GAAP free cash flow performance goals. Additionally, the performance-based restricted stock units awarded to Dr. Su and Messrs. Kumar and Papermaster for fiscal 2014 (the “2014 PRSUs”) were forfeited in full due to our underperformance relative to our non-GAAP operating income plus interest expense performance goals for the two-year performance period that ended on December 31, 2015. Further discussion of the fiscal 2015 EIP and the 2014 PRSUs is provided below under “Fiscal 2015 Compensation Elements-Annual Cash Performance Bonuses”, and “Fiscal 2015 Compensation Elements-Long-Term Equity Awards,” on pages 38 and 40, respectively.

Allocation of Fiscal 2015 Target Total Direct Compensation

The following charts illustrate the allocation of the fiscal 2015 target total direct compensation for Dr. Su and the average allocation of the fiscal 2015 target total direct compensation for our other Named Executive Officers:

In the case of Dr. Su, her fiscal 2015 target total direct compensation includes her fiscal 2015 base salary, fiscal 2015 target cash performance bonus and the target value of the long-term equity awards awarded to her in fiscal 2015, the values of which are included in the “Grants of Plan-Based Awards in 2015” table on page 54. Dr. Su’s fiscal 2015 target total direct compensation approximated the 15th percentile of the competitive market data reviewed by the Compensation Committee for the chief executive officers of our compensation peer group companies. As we explained in our 2015 annual proxy statement, in connection with her October 2014 appointment as our President and Chief Executive Officer, our Board approved a compensation package for Dr. Su that included a significant performance element in the form of long-term equity awards under the 2004 Plan. Our Board believes that these long-term equity awards provide Dr. Su with a significant equity compensation opportunity if she successfully implements our multi-year

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Compensation Discussion and Analysis (continued)

strategy to reshape the Company and reflects our ongoing commitment to closely align pay with performance as we strategically reposition the Company for growth. The positioning of Dr. Su’s fiscal 2015 target total direct compensation below the 50th percentile of the competitive market data reflects the fact that fiscal 2015 was the first full fiscal year following her appointment as our President and Chief Executive Officer that the Company’s performance could be measured against these existing long-term equity awards.

In the case of our other Named Executive Officers, the average of their target total direct compensation include their base salary during fiscal 2015, annual target cash performance bonus and the target value of the long-term equity awards awarded to them in 2015, and exclude special retention and new hire awards, the values of which are also included in the “Grants of Plan Based Awards in 2015” table below on page 54.

2015 Executive Compensation Program

Key Elements of Fiscal 2015 Executive Compensation Program

The following table summarizes the key elements of our fiscal 2015 executive compensation program:

Element		Description	Rationale	Factors Influencing Amount
Base Salary		Fixed compensation delivered in cash; reviewed annually and adjusted if appropriate	Provides base amount of market competitive pay	Experience, market data, individual role and responsibilities, and individual performance
Annual Cash Performance Bonus (EIP Awards)		Variable cash compensation based on performance against annual goals of revenue, adjusted non-GAAP net income, and adjusted non-GAAP cash flow	Motivates and rewards achievement of key financial results for the year	Annual target bonus opportunity determined annually based on market data, individual role and responsibilities, and individual performance; payout based on Company performance and individual performance
Long-Term Incentives (2004 Plan Awards)	Performance-Based Restricted Stock Units (“PRSUs”)

Variable compensation with payout in shares based on compounded annual growth rate milestones related to the Company’s closing stock price that may be attained during a three-year performance period

PRSUs vest as to 50% of shares earned based on satisfaction of specific closing stock price performance levels (and not before the first anniversary of the grant date); the remaining earned shares vest at the end of performance period

			Directly aligns interests of executives with long-term stockholder value creation by linking potential payouts to stock price performance; also promotes retention	Target value of all LTI awards from our 2004 Plan is based on individual role and responsibilities and market data; payout based on Company’s common stock price at time of settlement (for PRSUs and RSUs) or exercise (for stock options)
	Stock Options	Variable compensation based on increase in stock price from date of grant, subject to exercise of right of ownership; award vests over three years	Directly aligns interests of executives with long-term stockholder value creation and provides upside potential over a seven year option term; also promotes retention
	Restricted Stock Units (“RSUs”)	Variable compensation with payout in shares with time-based vesting; award vests over three years	Directly aligns interests of executives with long-term stockholder value creation and promotes retention

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Compensation Discussion and Analysis (continued)

Other elements of our fiscal 2015 executive compensation program, including the deferred compensation plan, health, welfare and other personal benefits, and change in control and severance protections, are described under “Fiscal 2015 Compensation Elements” beginning on page 38.

Talent Management Focus

We have a strong focus on talent development and retention ensuring that our executive compensation program is designed to retain the talent required to execute our business strategy. Our pay decisions support our talent objectives by not only considering individual and Company performance, but also long-term potential, key retention needs, and organizational succession plans.

2015 Key Compensation Decisions

The following table highlights the key decisions made in fiscal 2015 with respect to our executive compensation program:

Compensation Component	Summary
Base Salaries	The Compensation Committee made no changes to the base salaries of our Named Executive Officers in fiscal 2015, excluding Mr. Anderson, who began employment in May 2015.
2015 EIP

For fiscal 2015, the Compensation Committee adopted an annual performance period and selected adjusted non-GAAP net income (weighted 50%), revenue (weighted 25%), and adjusted non-GAAP free cash flow (weighted 25%) as the EIP performance measures and weightings to more closely align the bonus opportunity under the EIP to our annual operating plan and our multi-year strategy to reshape the Company.

No cash performance bonuses were earned or paid to our Named Executive Officers under our EIP for fiscal 2015 due to our underperformance relative to our adjusted non-GAAP net income, revenue, and adjusted non-GAAP free cash flow performance goals.

2015 PRSUs

With respect to the PRSUs awarded in fiscal 2015:

•  Based on feedback from our stockholders, the Compensation Committee implemented a three-year performance period (August 15, 2015 to August 15, 2018), as compared to the two-year performance period of the 2014 PRSUs; and

•  The Compensation Committee approved the implementation of a single performance measure based on the compound annual growth rate (“CAGR”) of the Company’s closing stock price during the three-year performance period.

The Compensation Committee believes that the CAGR of our common stock price is the appropriate performance measure for the 2015 PRSUs because potential payouts under these awards are directly and transparently linked to increases in our common stock price.

The Compensation Committee established a three-year performance period for these awards, with an additional provision that the PRSUs do not vest before the first anniversary of the grant date, to promote the execution of our multi-year strategy to reshape the Company and to support our retention objectives.

Special Retention Awards

In January 2015, the Compensation Committee granted Messrs. Kumar and Papermaster special retention awards consisting of, respectively, 384,467 and 576,701 time-based RSUs. These RSU awards vest 33% on January 15, 2017, and 67% on January 15, 2018, subject to their continuous employment through each applicable vesting date. Further discussion is provided below under “Fiscal 2015 Compensation Elements-Special Retention Awards.”

Mr. Anderson’s Compensation Arrangements

In June 2015, the Compensation Committee approved Mr. Anderson’s compensation in connection with his appointment as our Senior Vice President and General Manager, Computing and Graphics Business Group. Further discussion is provided below under “Fiscal 2015 Compensation Elements-Mr. Anderson’s New Hire Compensation Package.”

Mr. Norrod’s Sign-On PRSU Award

In November 2014, the Compensation Committee approved a sign-on PRSU award to Mr. Norrod covering a target number of 365,981 shares; in February 2015, the Compensation Committee determined the performance conditions associated with the vesting of this award. The award was granted pursuant to the terms of Mr. Norrod’s October 2014 offer letter, which we entered into in connection with his appointment as our Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group (“EESC”). Further discussion is provided below under “Fiscal 2015 Compensation Elements-Mr. Norrod’s Sign-On PRSU Award.”

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Compensation Discussion and Analysis (continued)

Executive Compensation Policies and Practices

We strive to implement sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. During fiscal 2015, we maintained the following executive compensation policies and practices, which we believe drive performance and prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests:

Policy/Practice	Summary

Recoupment (or Claw-Back) Policy

Under our Worldwide Standards of Business Conduct, we expressly reserve the right to claw back incentive-based or other compensation (including equity-based compensation) paid to an employee (including any Named Executive Officer) if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws. In addition, all equity awards granted to our Named Executive Officers after October 2015 include a forfeiture-for-competition provision which provides for potential claw-back of the equity award if the Named Executive Officer violates the non-competition or non-solicitation covenants in the equity award agreement.

One-year minimum vesting period for equity awards	Our 2004 Plan requires a minimum one-year vesting period for all awards granted after April 29, 2015, subject to limited exceptions.

Cap on Change in Control Payments and Benefits

We will not enter into any change in control agreement or arrangement with a Named Executive Officer that provides for cash severance payments (in the case of a change in control of the Company and a subsequent termination of employment) in excess of (i) two times the sum of base salary and target annual cash performance bonus, plus (ii) the prorated target annual cash performance bonus for the year in which the termination of employment occurs.

No Excise Tax Payments	We will not enter into any change in control agreement or arrangement with a Named Executive Officer that provides for an excise tax gross-up payment.

Limited Perquisites	We provide limited perquisites or other personal benefits to our Named Executive Officers and provide air and other travel for our Named Executive Officers for business purposes only.

Anti-Hedging Policy and Pledging Policy	Our employees, including our Named Executive Officers, and Directors, are not permitted to hedge their economic exposure to our equity securities.

Incentive Compensation Amounts are Subject to Payment Thresholds and Maximums	Our annual cash performance bonuses and PRSUs have threshold performance requirements that must be achieved to receive payment and are subject to maximum payment “caps.”

Stock Ownership Requirements

Our stock ownership requirements provide that our President and/or Chief Executive Officer should attain an investment position in our common stock having a value that is at least equal to three times his or her base salary, and that our other Named Executive Officers should attain an investment position having a value that is at least equal to one-and-one-half times their base salaries.

Independent Compensation Consultant

Compensia is retained directly by the Compensation Committee, advises the Compensation Committee on pay decisions regarding our Named Executive Officers and keeps the Compensation Committee apprised of compensation trends and best practices. Compensia performs no other services for us.

Compensation Risk Assessment	The Compensation Committee conducts an annual risk assessment of our compensation policies and practices to ensure that our programs are not reasonably likely to have a material adverse effect on us.

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Compensation Discussion and Analysis (continued)

Response to 2015 “Say On Pay” Vote and Stockholder Engagement Process

The Compensation Committee seeks to align the objectives of our executive compensation program with the interests of our stockholders. In that respect, the Compensation Committee carefully considered the approval by 70.73% of the votes cast for our “say on pay” vote at our 2015 annual meeting of stockholders when making decisions about our executive compensation program moving forward.

During 2015, we continued our practice of proactive stockholder engagement regarding executive compensation and other governance matters. After filing and disseminating our definitive proxy statement for our 2015 annual meeting of stockholders, our Senior Vice President, Human Resources, Corporate Communications and Investor Relations conducted conference calls, in-person meetings or other discussions with many of our top 50 stockholders (which collectively represent approximately 56% of the shares entitled to vote at our Annual Meeting) to solicit their views on our executive compensation structure and pay practices. The Chairman of our Board, the Chair of our Compensation Committee, and other members of our senior management took part in our stockholder engagement efforts. A variety of topics, including compensation, governance, financial performance and corporate strategy were discussed during these engagements.

Based on these discussions we learned that, generally, these stockholders believed our executive compensation program was aligned with their interests, although they expressed a desire to see us adopt a longer performance period for our long-term incentive awards. The Compensation Committee responded to this feedback by extending the performance period for PRSUs awarded in 2015 to three years (as compared to the two year performance period for the 2014 PRSUs). The Compensation Committee continues to encourage an active dialogue with our stockholders regarding compensation and governance practices.

Compensation Philosophy and Objectives

Our executive compensation program is guided by the following overarching principles:

Principle	Description
Business Driven

Compensation is aligned to Company performance, by linking rewards directly to the achievement of specific financial objectives which result in increased stockholder value and structured to avoid excessive risk-taking.

Performance Differentiated	Compensation structured to create an effective link between pay and performance at both the Company and individual level.

Market Competitive	Compensation that is competitive to attract, retain and motivate high caliber senior leadership in management, engineering and other key disciplines.

Ownership Oriented	Compensation that is fully aligned with stockholder interests by delivering meaningful equity awards tied to shareholder value creation and maintaining robust stock ownership requirements.

We continually assess and adjust our executive compensation program, policies and practices in light of these overarching principles and feedback obtained through our stockholder engagement efforts.

Pay for Performance

The tenets of our compensation philosophy strongly center on pay for performance. We align to the following primary principles:

•	Our compensation practices are designed to align with the interests of our stockholders;

•	Sustained, improved financial performance should result in increasing stockholder value; and

•	With improved company performance and increases in stockholder returns, our compensation programs should deliver higher rewards to employees.

We have been transitioning our business model by diversifying revenue and pursuing higher growth, higher margin businesses in which we have a competitive advantage. This change is based in part upon the recognition that

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Compensation Discussion and Analysis (continued)

the personal computer industry continues to undergo a fast-paced structural change characterized by greater commoditization, lower pricing and margin deterioration. A greater shift towards incentive, performance-based compensation is aligned with this transition.

Competitive Compensation

The Compensation Committee aims to compensate our Named Executive Officers at levels that are commensurate with competitive levels of compensation for executives in similar positions at a group of peer companies (set forth below), which the Compensation Committee believes reflects the current competitive market for executive talent. The Compensation Committee also considers the scope of responsibility of each Named Executive Officer, internal pay equity, the in-the-money value of each Named Executive Officer’s long-term incentive awards, as well as the Compensation Committee’s assessment of each Named Executive Officer’s performance and expected future impact on the organization.

While the Compensation Committee generally seeks to position each Named Executive Officer’s target total direct compensation (i.e., base salary, annual target cash performance bonus opportunity and target value of annual long-term equity awards, but excluding special retention awards and non-recurring new hire awards) between the 50th and 75th percentile of the competitive market (the “Target Positioning”), recognizing that such compensation will be realized by the executive only if performance targets are achieved. A Named Executive Officer’s target total direct compensation may vary from the Target Positioning depending on his or her scope of responsibility, the time period in the position, job performance, skill set, prior experience, expected future contributions to our business, internal pay equity considerations, retention considerations and business conditions. Additionally, the Compensation Committee reviews our Named Executive Officer compensation practices on an annual basis.

Align Pay Practices with Sound Risk Management

The Compensation Committee seeks to structure our executive compensation program to motivate and reward our Named Executive Officers for appropriately balancing opportunity and risk, such as investment in key initiatives designed to advance our growth in existing and new markets, while at the same time avoiding pay practices that encourage excessive risk-taking.

The Compensation Committee believes that our executive compensation program fosters our objectives while mitigating potentially excessive risk-taking, through the following means:

•	multiple internal controls and approval processes intended to prevent manipulation of outcomes;

•	pay mixes that represent an appropriate balance of “fixed” pay versus “variable” pay and “short-term” versus “long-term” incentives;

•	caps on performance-based compensation opportunities;

•	incentive programs that include multiple Company-wide financial measures that are quantitative and measurable;

•	time-based and performance-based vesting conditions for long-term equity awards spanning multiple years;

•	compensation recovery (“claw-back”) policies/provisions; and

•	beneficial share ownership requirements.

How We Make Compensation Decisions

Role of the Compensation Committee and the Board

The Compensation Committee is responsible to our Board for overseeing the development and administration of our compensation and benefits policies and programs. The Compensation Committee, which consists of three independent directors, is responsible for reviewing our executive compensation program to evaluate its alignment with the strategies and needs of our business, market trends, and the interests of our stockholders. The Compensation Committee is responsible for formulating compensation recommendations to the non-management members of our Board regarding Dr. Su’s compensation, and for approving the compensation of our other Named Executive Officers. This includes:

•	reviewing and approving the performance goals and objectives that relate to performance-based compensation awarded under the EIP and the 2004 Plan;

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Compensation Discussion and Analysis (continued)

•	conducting annual performance reviews of each of our Named Executive Officers;

•	evaluating the competitiveness of each Named Executive Officer’s total compensation package;

•

reviewing and approving any changes to a Named Executive Officer’s total compensation package, including, but not limited to, base salary, annual long-term incentive award opportunities, and payouts and retention programs.

The Compensation Committee is supported in its work by members of our management team—including Dr. Su, our Senior Vice President, Human Resources, Corporate Communications and Investor Relations, our Senior Vice President, General Counsel, and our Director, Compensation and Benefits. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation determinations were made.

The non-management members of our Board and the Compensation Committee each conduct their own performance assessment of Dr. Su, and no management recommendation is made with regard to her compensation. The Compensation Committee will review and consider our Board’s evaluation in making its recommendations to the non-management members of our Board regarding the compensation and other terms of Dr. Su’s employment. Dr. Su does not participate in the determination of her own compensation.

Role of Compensation Consultant

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. During fiscal 2015, the Compensation Committee retained Compensia, a national compensation consulting firm, as its compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in fiscal 2015, including:

•

the competitiveness of our executive compensation program by providing market review of executive compensation, evaluating our compensation peer group composition and compensation at our compensation peer group companies;

•

the pay levels of our Named Executive Officers by assessing and proposing equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•

our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term incentive awards and our retention strategies, and evaluation of our compensation recoupment (i.e., “clawback”) policies; and

•	the compensation arrangements for our Board.

Conflict of Interest Assessment for Compensation Consultant

The Compensation Committee recognizes the importance of receiving objective advice from its compensation consultant and to that end conducts an annual conflicts of interest assessment of its compensation consultant. In fiscal 2015, Compensia did not provide any services to or receive any payments from us, except in its capacity as a consultant to the Compensation Committee. In February 2016, the Compensation Committee considered whether the services provided by Compensia raised any conflicts of interest pursuant to the rules of the SEC and the listing rules of Nasdaq and concluded that the work performed by Compensia did not raise any conflicts of interest.

In the course of its engagement, Compensia attended all meetings of the Compensation Committee and, where applicable, presented its findings and recommendations for discussion. Compensia also consulted frequently with members of the Compensation Committee and also met with senior management to obtain and validate market data, review materials and discuss management’s compensation recommendations.

Role of the Chief Executive Officer

Generally, at the beginning of the year, Dr. Su reviews with the Compensation Committee her performance evaluations of each of our other Named Executive Officers and her compensation recommendations for those Named Executive Officers. The Compensation Committee considers these recommendations in its decision process, but they are not necessarily determinative.

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Compensation Discussion and Analysis (continued)

Competitive Pay Analysis

Each year, the Compensation Committee reviews the compensation data and pay practices of a custom group of peer companies, in combination with industry-specific compensation survey data, to develop a subjective representation of the “competitive market” with respect to current executive compensation levels and related policies and practices. The Compensation Committee then evaluates how our pay practices and our Named Executive Officers’ compensation levels compare to the competitive market. As part of this evaluation, the Compensation Committee also reviews the performance measures and related performance target levels generally used within the competitive market to reward performance.

Methodology Used to Perform the Competitive Pay Analysis

In preparation for fiscal 2015, the Compensation Committee requested that Compensia provide a competitive pay analysis for each Named Executive Officer using (i) compensation data developed from publicly available information (as of January 2015) of the companies included in a custom peer group (the “2015 Custom Peer Group”) and (ii) compensation data for a special peer data sample of the Radford Custom Executive Compensation Survey (which includes all companies noted below in the 2015 Custom Peer Group except Amkor Technology, Inc. and Vishay Intertechnology, Inc.).

To develop the 2015 Custom Peer Group, in November 2014 the Compensation Committee reviewed the group of companies comprising the then-existing compensation peer group, with particular reference to their industry and revenues (generally 50% to 200% of our revenues), in each case based on publicly available information as of October 2014. Based on this review, the Compensation Committee removed LSI Corporation and Micron Technology, Inc., and added Amkor Technology, Inc. and Sanmina Corporation to the 2015 Custom Peer Group. The Compensation Committee removed LSI Corporation because it was acquired by Avago Technologies in May 2014, and Micron Technology, Inc. was removed because its revenues exceeded the range parameter. Our revenues for the trailing four fiscal quarters ending September 27, 2014, would have placed us in approximately the 66th percentile of the 2015 Custom Peer Group based on publicly available information. The Compensation Committee believes that the composition of the 2015 Custom Peer Group reflects an appropriate set of comparator companies for purposes of assessing our executive compensation program.

The Compensation Committee used the 2015 Custom Peer Group competitive pay analysis developed by Compensia as its reference source in analyzing the competitiveness of our Named Executive Officers’ compensation.

As compared to the 2015 Custom Peer Group, AMD’s fiscal 2014 and fiscal 2015 annual revenue was approximately $5.5 billion and $4 billion, respectively.

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Compensation Discussion and Analysis (continued)

The companies comprising the 2015 Custom Peer Group are as follows:(1)

Revenue ($MM)
Company Name
Applied Materials, Inc.	$8,796
Corning Inc.	$8,794
Broadcom Corp.	$8,235
Symantec Corporation	$6,727
SanDisk Corp.	$6,620
NetApp, Inc.	$6,298
Sanmina Corporation	$6,034
Harris Corporation	$5,012
Juniper Networks, Inc.	$4,859
Lam Research Corporation	$4,607
Freescale Semiconductor, Ltd.(2)	$4,485
CA Technologies	$4,456
NVIDIA Corporation	$4,404
Marvell Technology Group Ltd.	$3,782
Lexmark International Inc.	$3,676
Amkor Technology, Inc.	$2,986
KLA-Tencor Corporation	$2,929
ON Semiconductor Corp.	$2,898
Vishay Intertechnology Inc.	$2,463

(1)	Table includes source data compiled from Compensia. Revenue data is based on the last four quarters from September 27, 2014.
(2)	Merged with NXP Semiconductors N.V. on December 7, 2015.

Fiscal 2015 Compensation Elements

Base Salary

The annual base salaries of our Named Executive Officers as of the beginning and end of fiscal 2015 are set forth in the table below. None of the Named Executive Officers received any base salary increases during fiscal 2015.

Named Executive Officer	Base Salary as of December 27, 2014 ($)	Base Salary as of December 26, 2015 ($)	Percentage Increase (%)
Lisa T. Su	850,000	850,000	—
Devinder Kumar	530,000	530,000	—
James R. Anderson(1)	—	288,456
Forrest Norrod	530,000	530,000	—
Mark D. Papermaster	550,000	550,000	—

(1)	Mr. Anderson joined us on May 31, 2015.

Annual Cash Performance Bonuses

Generally, short-term incentives in the form of an annual cash performance bonus are provided to our Named Executive Officers under the EIP. These bonuses are designed to reward, where earned, short-term performance and the achievement of the goals of our annual operating plan.

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Compensation Discussion and Analysis (continued)

Under the EIP, the amount of our Named Executive Officers’ annual cash performance bonus is calculated based on (i) each Named Executive Officer’s target annual cash performance bonus opportunity (as prorated in Mr. Anderson’s case) and (ii) our corporate financial performance for the applicable performance period as measured against one or more pre-established performance levels. The financial measures and related performance levels for the performance period are approved by the Compensation Committee shortly after the commencement of the year. Bonuses earned under the EIP are paid in a single lump-sum amount after the end of the fiscal year.

For fiscal 2015, each Named Executive Officer’s annual cash performance bonus under the EIP was determined based on our performance during fiscal 2015. The following illustrates how the 2015 annual cash performance bonuses under the EIP were calculated:

The Compensation Committee used the following financial performance measures and weightings for fiscal 2015 to determine the amount of each Named Executive Officer’s 2015 annual cash performance bonus under the EIP:

Financial Measure	Weighting
Adjusted Non-GAAP Net Income	50%
Revenue	25%
Adjusted Non-GAAP Free Cash Flow	25%

The performance levels for each financial performance measure were established by the Compensation Committee at the beginning of fiscal 2015, in each case in consultation with senior management. The performance levels were structured to align with our fiscal 2015 financial objectives, taking into account overall affordability of the bonus opportunities provided under the EIP for fiscal 2015.

The Compensation Committee chose adjusted non-GAAP net income as a performance measure because it reflects our bottom-line financial performance or profitability, which the Compensation Committee believes is directly tied to stockholder value creation on a short-term basis. We calculated our “adjusted non-GAAP net income” financial measure by adjusting our GAAP net loss for fiscal 2015 for: (i) technology node transition charge; (ii) restructuring and other special charges, net; (iii) tax settlement in a foreign jurisdiction; (iv) amortization of acquired intangible assets; (v) stock-based compensation; and (vi) amounts accrued as of December 26, 2015 for fiscal 2015 bonuses under our Annual Incentive Plan.

The Compensation Committee chose revenue as a performance measure because it reflects our top-line growth, which the Compensation Committee believes is a strong indicator of our long-term ability to create stockholder value. Our “revenue” was calculated as our GAAP net revenue for fiscal 2015.

The Compensation Committee chose adjusted non-GAAP free cash flow as a performance measure because it believes effective cash management is a key component of our transformation plan and our annual operating plan, the successful execution of which should lower indebtedness, increase financial flexibility and ultimately drive growth of stockholder value. In addition, the Compensation Committee believes that the measure avoids artificial deflation of the annual bonus due to unusual items in the performance period and items that are not indicative of operating performance or the underlying performance of our core business. We calculated our “adjusted non-GAAP free cash flow” financial measure by adjusting our GAAP net cash provided by (used in) operating activities for fiscal 2015 for (i) purchase of property, plant and equipment and (ii) cash payments for fiscal 2014 employee bonuses under the EIP and our Annual Incentive Plan, which were paid in March and April 2015.

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Compensation Discussion and Analysis (continued)

The following table sets forth the fiscal 2015 performance targets and comparable actual results for the EIP:

2015 Executive Incentive Plan Financial Targets (in millions)
Financial Measure	Threshold	Target	Maximum	Actual Performance
Adjusted Non-GAAP Net Income	$ —	$305	$610	$(405)
Revenue	$4,470	$5,397	$6,250	$3,991
Adjusted Non-GAAP Free Cash Flow	$(257)	$(47)	$173	$(286)

The threshold, target and maximum levels for the 2015 EIP were determined based upon our annual operating plan and an appropriate acceleration or deceleration above or below target. A steep interpolation exists between the threshold and target level and between the target and maximum level for each measure. The 2015 annual cash performance bonuses under the EIP for each Named Executive Officer are set forth below:

	2015 EIP Bonus Calculation
Named Executive Officer	Base Salary During Fiscal 2015	Target Bonus Opportunity	2015 EIP Performance Factor	2015 EIP Bonus
Lisa T. Su	$850,000	150%	0%	$0
Devinder Kumar	$530,000	100%		$0
James R. Anderson(1)	$288,456	100%		$0
Forrest E. Norrod	$530,000	100%		$0
Mark D. Papermaster	$550,000	100%		$0

(1)	Prorated base salary for Mr. Anderson, who joined us on May 31, 2015.

The Compensation Committee reviews and certifies our level of achievement for each performance measure before any payments are made. This review and certification is generally performed at the first regularly scheduled Compensation Committee meeting following the end of the year with any payout of the annual cash performance bonus occurring in March of such year. Under the terms of the EIP, the Compensation Committee has the authority to reduce any Named Executive Officer’s annual cash performance bonus prior to payment.

Long-Term Equity Awards

We believe that long-term equity awards provide a strong alignment between the interests of our Named Executive Officers and our stockholders. The Compensation Committee generally seeks to provide equity award opportunities that are consistent with our compensation philosophy, with the potential for larger payments for exceptional financial performance. The Compensation Committee also believes that long-term equity awards are an essential tool in promoting executive retention.

The Compensation Committee approved annual equity awards to Dr. Su and Messrs. Kumar, Norrod and Papermaster in August 2015. The value of these annual equity awards was allocated as follows: PRSUs - 50%, RSUs - 25% and stock options - 25%. For a discussion of the equity awards granted to Mr. Anderson in connection with his appointment as our Senior Vice President and General Manager, Computing and Graphics Business Group, please see the discussion below under “—Mr. Anderson’s New Hire Compensation Package.”

2015 PRSU Awards.  All of the PRSUs granted in fiscal 2015 to our Named Executive Officers except for Mr. Norrod’s sign-on PRSU award (the “2015 PRSUs”) provide for a payout ranging from 0% to 250% of the target number of shares subject to the award (the “Target Shares”) depending on the CAGR of the Company’s closing common stock price during the three-year performance period that commenced August 15, 2015, and ends August 15, 2018 (the “Performance Period”). The Compensation Committee believes that the CAGR of our common stock price is the appropriate performance measure for the 2015 PRSUs because potential payouts under these awards are directly

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Compensation Discussion and Analysis (continued)

and transparently linked to to our stock price performance. The Compensation Committee chose not to subject the 2015 PRSUs to an additional performance metric based on the Company’s financial performance (as compared to the 2014 PRSUs) because it wanted the 2015 PRSUs to promote an increased focus on our common stock price performance. The Compensation Committee established a three-year performance period for the PRSUs to promote the execution of our multi-year strategy to reshape the Company and to further retention objectives.

The table below sets forth the potential payouts (as a percentage of the Target Shares) for the 2015 PRSUs:

Potential Payouts of 2015 PRSUs
CAGR Performance Level	30-Day Common Stock Closing Price During Performance Period	No. of Earned PRSUs (% of Target Number of PRSUs)
Below Threshold	Below “threshold” performance target	0%
Threshold	At or above “threshold” but below “target” performance target	50%
Target	At or above “target” but below “above-target” performance target	100%
Above-Target	At or above “above-target” but below “maximum” performance target	200%
Maximum	At or above “maximum” performance target	250%

Each of the applicable CAGR performance levels (threshold, target, and above-target and maximum) is a pre-established positive CAGR on the price of our common stock from the baseline price of $2.43 per share. The baseline price was determined as the average closing price of our common stock for the 180-day period ending August 14, 2015 (i.e., the date preceding the grant date of the 2015 PRSUs). In accordance with SEC guidance, we are not disclosing the specific CAGR performance targets because we consider this information to be confidential business information, the disclosure of which would cause us competitive harm. When the Compensation Committee selected the CAGR performance levels, it believed that each CAGR performance target was an appropriately challenging stock price milestone tied to a potential payout that motivated and rewarded our Named Executive Officers for delivering improved stock price performance over the Performance Period.

Fifty-percent of any PRSUs earned pursuant to the attainment of a CAGR performance level will vest and be paid out upon the Compensation Committee’s certification of attainment of the CAGR performance level (provided, however, that no PRSUs may be earned or vest prior to August 16, 2016, one year from the grant date) and the remaining 50% will vest and be paid out at the end of the Performance Period, subject in each case to the Named Executive Officer’s continued employment through each such vesting date, unless his or her employment agreement or other agreement with us provides otherwise.

2014 PRSU Awards.  As set forth in the table below, based on our performance over the 24-month performance period ended December 31, 2015, none of the target number of shares subject to the 2014 PRSUs were earned.

2014 PRSU Awards Performance Results (in millions, except for percentages)
Performance Factor	Threshold	Target	Maximum	Actual Performance
Adjusted Non-GAAP Operating Income plus Interest Expense	$191	$329	$549	$(368)
Performance Level Percentage per Actual Performance				0%
Relative TSR during Performance Period				Below 25th percentile
Performance Level Percentage per Relative TSR during Performance Period				75%
% of Target Shares Earned Subject to Vesting: 0% x 75% = 0%				0%

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Compensation Discussion and Analysis (continued)

Stock Options.  Stock options are intended to align the interests of our Named Executive Officers with our stockholders because they will not realize any financial benefit from these awards unless our stock price appreciates over the option term. The stock options have an exercise price equal to 100% of the fair market value of our common stock on the grant date. The stock options vest (and become exercisable) over three years, 33 1⁄3% on or about the first anniversary of the grant date (or such later date as may be selected by the Compensation Committee) and thereafter 8 1⁄3% per quarter for the next following eight quarters, subject to each Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise). The service-based vesting requirements are intended to further our retention objectives. The stock options expire seven years after the grant date.

RSUs.  RSUs are intended to encourage executive retention, manage share dilution, recognize individual performance and align the interests of our Named Executive Officers with our stockholders because the value of the awards is tied to the market value of our common stock at the time of vest. All of the RSUs awarded to our Named Executive Officers in fiscal 2015 vest over three years, subject to each Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise). The service-based vesting requirements are intended to further our retention objectives.

Aggregate Target Value of Fiscal 2015 Annual Equity Award Grants.  In determining the aggregate target value of each Named Executive Officer’s annual long-term equity award for fiscal 2015, the Compensation Committee reviewed data showing the potential realizable value of each Named Executive Officer’s existing equity holdings. Additionally, in approving the fiscal 2015 equity awards for our Named Executive Officers, the Compensation Committee considered executive retention objectives and continuity within senior management and the following high level corporate goals: achieve fiscal 2015 annual operating plan, execute industry leading roadmap and meet customer commitments. The achievement of these high level goals drive our overall Company strategy and subsequently, the attainment of the performance objectives in the annual long-term incentive plan.

The aggregate target value of the fiscal 2015 annual equity awards granted to each Named Executive Officer was then converted into a mix of PRSUs, RSUs, and stock options. The number of PRSUs was determined by dividing one-half of the aggregate target value by $2.4267 (the average closing price of our common stock for the 180-day period ending August 14, 2015) (the “Conversion Price”). The number of shares of our common stock subject to the RSUs was determined by dividing one-quarter of the aggregate target value by the Conversion Price. The number of shares of our common stock subject to the stock options determined by dividing one-quarter of the aggregate target value by the Conversion Price and multiplying that by our current binomial discount factor on the grant date of the stock options. For the stock options granted on August 15, 2015, the binomial discount factor was 41.19%. For the stock options granted to Dr. Su on December 26, 2015, the binomial discount factor was 44.57%.

We follow ASC Topic 718 for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our Named Executive Officers may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that a recipient is required to render service in exchange for the option or other award.

Grant Timing Practices.  We have no practice or policy of coordinating or timing the release of company information around the grant date of our annual long-term equity awards. Our annual long-term equity awards are typically made in June, July or August. On occasion we grant equity compensation outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. In an effort to responsibly manage the share reserve under the 2004 Plan, the fiscal 2015 annual long-term equity awards were approved in August 2015, but were granted in two separate tranches. The grant date for the 2015 PRSU and stock option awards to Messrs. Kumar, Norrod and Papermaster and the 2015 PRSU award to Dr. Su was August 15, 2015. The grant date for the RSU awards to Messrs. Kumar, Norrod and Papermaster and the stock option and RSU awards to Dr. Su was December 26, 2015.

See the “2015 Summary Compensation Table” and the “Grants of Plan-Based Awards in 2015” table below for more information on the equity awards that we granted to our Named Executive Officers in fiscal 2015.

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Compensation Discussion and Analysis (continued)

Dr. Su’s Employment Agreement

Dr. Su has an employment agreement, effective October 8, 2014, approved by our Board that establishes her base salary level and provides for annual incentive and long-term incentive awards under our approved plans (i.e., EIP and 2004 Plan). In addition, the agreement includes provisions regarding various termination scenarios which are described in the “Potential Payments upon Termination or Change of Control” section beginning on page 58.

Mr. Anderson’s Initial Compensation Arrangement

In connection with Mr. Anderson’s appointment as our Senior Vice President and General Manager, Computing and Graphics Business Group, the Compensation Committee approved the following compensation arrangement in April 2015:

•	An initial annual base salary of $500,000 and a target annual cash performance bonus opportunity under the EIP of 100% of base salary (pro-rated for fiscal 2015);

•	A one-time sign-on cash bonus of $750,000 that must be repaid in full if he leaves the Company within two years of his hire date;

•	A sign-on RSU award with a target value of $1.75 million that vests over three years;

•

An annual long-term equity award with a target value of $2 million, consisting of a mix of (i) 50% PRSUs to be earned based on performance measures approved by the Compensation Committee, (ii) 25% RSUs that vest in equal installments over three years, and (iii) 25% stock options that vest over three years.

In the case of his sign-on award, the number of RSUs granted to Mr. Anderson was determined by dividing the target value of the award by $2.3281 (the 30-day average closing price of our common stock on June 19, 2015). With respect to his annual long-term equity award, as stated in his offer letter: (i) the number of PRSUs was determined by dividing one-half of the aggregate target value by $2.1210, the 30-day average closing price of our common stock on November 15, 2015; (ii) the number of RSUs was determined by dividing one-quarter of the aggregate target value by $2.3281 (the 30-day average closing price of our common stock on June 19, 2015); and (iii) the number of shares of our common stock subject to the stock options determined by dividing one-quarter of the aggregate target value by $2.3281 (the 30-day average closing price of our common stock on June 19, 2015) and multiplying that amount by 41.19%, our then-current binomial discount factor.

In November 2015, the Compensation Committee established the performance measures and related target levels for Mr. Anderson’s PRSUs to match the CAGR-based metrics of the 2015 PRSUs awarded to our other Named Executive Officers to ensure consistent performance goals among the members of our senior leadership team that are aligned with our stockholders’ interests.

Mr. Anderson’s sign-on bonus and sign-on RSU award do not represent “additional” or “incremental” compensation, but are “make-whole” payments for compensation that Mr. Anderson forfeited with his previous employer to join the Company. These “make-whole” payments are not part of Mr. Anderson’s ongoing annual compensation package, which the Compensation Committee believes is positioned competitively with our peer companies. The Compensation Committee subjectively viewed the costs of these “make-whole” payments as a prudent long-term investment to secure Mr. Anderson’s commitment to join the Company. We believe that Mr. Anderson brings a unique set of highly valuable skills and experiences that will contribute to the Company’s growth and success and serve the long-term interests of our stockholders.

Special Retention Awards

While the Compensation Committee’s focus is on pay for performance, during transformational periods, such as our current multi-year strategy to reshape the Company, the Compensation Committee may determine it necessary and in our best interests to grant a special equity and/or cash retention award to encourage retention of key talent in leadership and critical research and development positions.

In January 2015, the Compensation Committee granted special retention awards to Messrs. Kumar and Papermaster consisting of, respectively, 384,467 and 576,701 time-based RSUs. These RSUs vest 33% on January 15, 2017, and 67% on January 15, 2018, subject to the Named Executive Officer’s continued employment through each such vesting date.

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Compensation Discussion and Analysis (continued)

Mr. Norrod’s Sign-On PRSU Award

Pursuant to his October 2014 offer letter in November 2014, Mr. Norrod was awarded a PRSU award covering a target number of 365,981 shares (which was determined by dividing the $1 million award target value specified in the offer letter by $2.7324, the 30-day average closing price of our common stock on November 15, 2014). In February 2015, the Compensation Committee set the performance conditions applicable to Mr. Norrod’s sign-on PRSU award. Mr. Norrod may earn 0% to 150% of the target number of shares based on EESC’s fiscal 2015 performance, as measured against performance goals established by the Compensation Committee for each of the following performance metrics, each weighted 33-1/3%: (a) EESC net revenue, (b) EESC contribution operating profit and (c) the number and value of EESC design wins.

As a result of the fiscal 2015 performance of our EESC business unit, in February 2016, the Compensation Committee determined that Mr. Norrod had earned 56.16% of the target number of shares covered by his sign-on PRSU award. One-half of the earned shares vested in February 2016 upon the Compensation Committee’s certification of EESC’s fiscal 2015 performance, and the remaining 50% will vest in February 2017, subject to Mr. Norrod’s employment with us through that date.

Deferred Compensation

In fiscal 2015, our Named Executive Officers were eligible to participate in our Deferred Income Account Plan (the “DIA”). Participation in the DIA is intended to assist our Named Executive Officers in their retirement planning as well as to restore Company contributions that are lost due to IRS limits applicable to contributions in our Section 401(k) plan. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit that enhances our ability to attract and retain talented executives while building plan participants’ long-term commitment to the Company. For further information about the DIA, see the “2015 Nonqualified Deferred Compensation” table below.

Health, Welfare and Other Personal Benefits (Perquisites)

In fiscal 2015, a broad population of our U.S. employees, including our Named Executive Officers, were eligible to receive the following health, welfare and other personal benefits:

•	participation in our U.S. benefit programs, including our Section 401(k) plan, health care coverage, paid time-off and paid holidays;

•	matching contributions under our Section 401(k) plan, which were equal to 75% of an employee’s annual contribution, up to the first 6% of compensation deferred under the plan; and

•	patent awards, if earned.

In addition to the above, our Named Executive Officers were eligible to receive an annual physical examination and executive life insurance.

The health, welfare and other personal benefits described above are intended to be part of a competitive overall compensation program and help attract and retain executive talent.

For further information regarding the health, welfare and other personal benefits received by our Named Executive Officers during fiscal 2015, see the “2015 Summary Compensation Table,” below.

Change in Control Agreements and Other Change in Control Arrangements

Any payments and benefits for Dr. Su in the event of her termination of employment in connection with a change in control of us are set forth in her employment agreement, the terms of which were the result of arms-length negotiations between Dr. Su and the Compensation Committee. Each of the other Named Executive Officers is party to a change in control agreement with us. These arrangements are designed to encourage the Named Executive Officers’ continued services in the event of a potential change in control of us and to allow for a smooth leadership transition upon such a change in control. In addition, these arrangements are intended to provide incentives to our Named Executive Officers to effectively execute the directives of the Board, even in the event that such actions may result in the elimination of a Named Executive Officer’s position.

Under the terms and conditions of these arrangements and agreements, a Named Executive Officer is eligible to receive certain specified compensatory payments and benefits only if (i) a “change in control” of us occurs and (ii) the

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Compensation Discussion and Analysis (continued)

Named Executive Officer’s employment is terminated or the Named Executive Officer is constructively discharged within two years of the change in control. The Compensation Committee believes this structure strikes a balance between our incentive arrangements and our executive hiring and retention objectives without providing “windfall” payments and benefits to any Named Executive Officers who continue employment with an acquiring entity following a change in control of us.

For a detailed description of the payments and benefits under these arrangements and agreements payable to our Named Executive Officers, see “Severance and Change in Control Arrangements” below.

Severance and Separation Arrangements

Any post-employment compensation payable to Dr. Su is governed solely by her employment agreement, the terms of which were the result of arms-length negotiations between Dr. Su and the Compensation Committee. Under her employment agreement, Dr. Su is eligible to receive certain specified payments and benefits in the event that her employment is involuntarily terminated. The Compensation Committee believes that the amount payable to Dr. Su pursuant to her employment agreement is reasonable and competitive and provides a level of transition assistance in the event of her involuntary termination with the goal of keeping her focused on our business rather than her personal circumstances.

With the exception of Dr. Su, all of our other Named Executive Officers participate in our Executive Severance Plan for Senior Vice Presidents (the “SVP Severance Plan”). The SVP Severance Plan is designed to provide uniform treatment in the event of an involuntary termination of employment of our U.S. senior executives (except Dr. Su) and to provide a level of transition assistance in such instances with the goal of keeping these senior executives focused on our business rather than their personal circumstances. A Named Executive Officer is not eligible to receive payments and benefits under the SVP Severance Plan if he or she receives severance payments and benefits in connection with a change in control pursuant to his or her change in control agreement. Although the majority of each of these Named Executive Officer’s fiscal 2015 target total direct compensation is performance-based and contingent upon achievement of our financial goals or our stock price performance, the Compensation Committee believes that the SVP Severance Plan provides the covered executives important protections and promotes our objectives of attracting and retaining executive talent.

For a detailed description of the post-employment compensation payments and benefits payable to our Named Executive Officers, see “Severance and Change in Control Arrangements” below.

Other Compensation Policies

Compensation Recovery

Our Worldwide Standards of Business Conduct provide that we may pursue all remedies available under applicable law to recover any incentive-based or other compensation (including equity awards) paid or granted to our employees or agents if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws.

In addition, each stock option, RSU and PRSU awarded since May 2010 to an employee at or above the level of senior vice president (which includes our Named Executive Officers) has included a compensation recovery (“claw-back”) provision. The claw-back provides the Compensation Committee with the right to recover all or a portion of the compensation attributable to the award if the employee’s direct involvement with fraud, misconduct, or his or her gross negligence contributes to or results in us being required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws. The claw-back does not apply to any award awarded more than 18 months prior to the date of the first public issuance or SEC filing of the financial document embodying the reporting requirement. In addition, with respect to awards granted in and after August 2015, the Company may claw-back the award if the recipient violates the non-competition or non-solicitation terms of the award agreement. The Compensation Committee may exercise these claw-back rights by cancellation, forfeiture, repayment, or disgorgement of any profits realized by the employee from the sale of our securities.

We continue to monitor the rulemaking activities of the SEC and Nasdaq with respect to the development, implementation and disclosure of compensation recovery provisions/policies. We expect to revise our compensation recovery provisions/policies in the future if and as required by applicable law.

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Compensation Discussion and Analysis (continued)

Stock Ownership Requirements

Our stock ownership requirements are designed to increase our Named Executive Officers’ stakes in us and to align their interests more closely with those of our stockholders.

These requirements provide that on or before the Ownership Achievement Date (defined below), the President and/or Chief Executive Officer should attain an investment position in our common stock equal to three-times his or her base salary, and our other Named Executive Officers should attain an investment position equal to one-and-one-half times their base salary.

Shares of our common stock counted toward the minimum stock ownership requirements include any shares held directly or indirectly by an executive officer and shares underlying vested but unexercised stock options, with 50% of the in-the-money value or shares (as applicable) of such stock options being used for this calculation.

The “Ownership Achievement Date” is the later of October 2016 or five years from first appointment as an executive officer. In the case of an existing executive officer being appointed as our Chief Executive Officer, the “Ownership Achievement Date” is five years from the date of such appointment.

As of December 26, 2015, each of our Named Executive Officers was on target to comply with his or her applicable stock ownership requirement by the Ownership Achievement Date.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to their Chief Executive Officer and each of their three other most highly compensated executive officers (other than their Chief Financial Officer) in any taxable year. Generally, remuneration in excess of $1 million may only be deducted if it is “performance-based compensation” within the meaning of the Code or satisfies the conditions of another exemption.

The Compensation Committee believes that, in establishing the cash and equity incentive compensation plans and arrangements for our executive officers, the potential deductibility of the compensation payable under those plans and arrangements should be only one of the relevant factors taken into consideration. For that reason, the Compensation Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash incentive awards or equity incentive awards, which may not be deductible by reason of Section 162(m) or other provisions of the Code.

The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the individuals essential to our financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) deduction limitation.

2016 Compensation Program Changes

So far in fiscal 2016, the Compensation Committee has made the following change to our executive compensation program:

In February 2016, the Compensation Committee adopted an annual performance period for the fiscal 2016 EIP and selected adjusted non-GAAP net income (weighted 50%), revenue (weighted 25%) and adjusted non-GAAP free cash flow (weighted 25%) as the EIP performance measures and weightings for 2016.

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COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE’S REPORT

The Compensation and Leadership Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 26, 2015.

COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE

John E. Caldwell, Chair

Nora M. Denzel

Nicholas M. Donofrio

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COMPENSATION POLICIES AND PRACTICES

In March 2016, the Compensation Committee reviewed our compensation policies and practices for employees generally and concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

In reaching this conclusion, the Compensation Committee, with the assistance of management, assessed our executive and broad-based compensation and benefits programs to determine if any of them created undesired or excessive risks of a material nature. The assessment included (i) a review of our compensation policies and practices for employees generally, (ii) identification of the risks that could result from such policies and practices, (iii) identification of the risk mitigators and controls, and (iv) analysis of the potential risks against the risk mitigators and controls and our business strategy and objectives. Although the Compensation Committee reviewed all of our compensation programs, the Compensation Committee focused on the programs that have variability of payout and in which employees could directly affect the payout of incentives. These programs included the EIP, Annual Incentive Plan, Long-Term Incentive Plan (“LTI”), Sales Incentive Plan and 2004 Plan.

In performing the assessment and reaching its conclusion, the Compensation Committee noted the following factors that the Compensation Committee believes may reduce the likelihood of undesired or excessive risk-taking:

•	Our overall compensation levels are competitive with the market;

•	Our compensation practices and policies appropriately balance base pay versus variable pay and short-term versus long-term incentives;

•

Although the EIP, Annual Incentive Plan, LTI and Sales Incentive Plan have variability of payout, the Compensation Committee believes that any potential risks associated with such plans are controlled or mitigated by one or more of the following: (i) the performance goals being multi-dimensional (i.e., adjusted non-GAAP net income, adjusted non-GAAP free cash flow, revenue), thereby increasing the range of performance over which incentives are paid, (ii) the performance goals being aligned with our transformation plan and business objectives and being quantitative financial measures, (iii) the use of sliding payout scales, with the payouts in certain instances being linearly interpolated for performance falling between the performance levels set by the Compensation Committee, (iv) the ability of the Compensation Committee and/or management to exercise discretion to reduce payouts, (v) the existence of multiple internal controls and approval processes that are intended to prevent manipulation of outcomes by any employee, including the Named Executive Officers, (vi) the incentive opportunities being capped, and (vii) the adoption of CAGR PRSUs which directly align payouts with shareholder value creation;

•

Although the grant of equity awards under the 2004 Plan could motivate our employees to, among other things, focus on increasing our short-term stock price rather than the creation of stockholder value, the Compensation Committee believes that potential risks are controlled or mitigated by one or more of the following: (i) awarding a combination of PRSUs, RSUs and stock options, (ii) a PRSU minimum vesting period of one year from the grant date, a PRSU performance period of three-years and vesting of PRSUs occurring over a one-year period following the end of the performance period, (iii) the vesting provisions of stock options and RSUs occurring over multi-year periods, (iv) caps on performance-based compensation opportunities, and (v) our stock ownership guidelines for our executive officers. In addition, we prohibit our employees, including Named Executive Officers, from engaging in hedging transactions in our securities; and

•	We have implemented claw-back provisions and policies, as described in more detail in “Compensation Discussion and Analysis” above.

48    ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement

2016 NOTICE OF MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

The following table shows, for fiscal 2015, fiscal 2014 and fiscal 2013, the compensation for the individuals serving as our Chief Executive Officer and Chief Financial Officer and our three most highly compensated executive officers (other than our Chief Executive Officer and Chief Financial Officer) who were serving as executive officers at the end of fiscal 2015.

For information on the role of each compensation component within the total compensation packages of the Named Executive Officers, see “Compensation Discussion and Analysis—2015 Executive Compensation Program.”

2015 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(i)	(j)
Lisa T. Su(6)
President and Chief Executive Officer	2015	849,992	300,000	3,578,932		1,804,858	—	25,412	6,559,194
	2014	656,823	300,000	7,821,727	(6)	2,707,576	248,135	13,811	11,748,072	(6)
	2013	574,995	—	2,239,146		486,896	270,250	20,121	3,591,408
Devinder Kumar
Senior Vice President, Chief Financial Officer and Treasurer	2015	530,005	—	2,142,611		471,358	—	24,182	3,168,156
	2014	514,882	—	1,560,973		497,563	169,950	23,452	2,766,820
	2013	508,875	—	2,180,593		1,265,966	235,000	23,609	4,214,043
James R. Anderson(7)
Senior Vice President and General Manager, Computing and Graphics Business Group	2015	288,456	750,000	3,205,379		554,099	—	11,674	4,809,608

Forrest E. Norrod
Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group	2015	530,005	—	1,800,506		471,358	—	20,431	2,822,300
	2014	91,732	900,000	1,432,814		477,612	30,271	253	2,932,682

Mark D. Papermaster
Chief Technology Officer and Senior Vice President-Technology and Engineering	2015	549,994	225,000	2,617,429		471,358	—	20,010	3,883,791
	2014	549,994	225,000	1,951,219		621,955	181,500	17,057	3,546,725
	2013	549,994	—	1,905,106		438,205	258,500	19,746	3,171,551

(1)

For fiscal 2015, amounts represent (i) a one-time $750,000 sign-on bonus for Mr. Anderson and (ii) the second tranche of retention bonus payments awarded to Dr. Su and Mr. Papermaster that were originally granted to them in January 2013.

(2)

Amounts represent the aggregate grant date fair value of the RSUs and PRSUs granted in the year indicated computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuations reflected in this column, see Note 13 of the Notes to Consolidated Financial Statements in our Annual Report. For fiscal 2015, the amounts shown include the grant date fair value of the target number of PRSUs awarded in fiscal 2015 to each Named Executive Officer, as set forth in the table below. The grant date fair value of the PRSUs is determined using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718, except no assumptions for forfeitures were included.

ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement    49

2016 NOTICE OF MEETING AND PROXY STATEMENT

2015 Summary Compensation Table (continued)

Named Executive Officer	Grant Date	Shares Underlying PRSUs at Target (#)	Grant Date Fair Value at Target ($)	Shares Underlying PRSUs at Maximum (#)	Grant Date Fair Value at Maximum ($)
Lisa T. Su	8/15/2015	1,236,246	1,774,013	3,090,615	1,774,013
Devinder Kumar	8/15/2015	412,082	591,338	1,030,205	591,338
James R. Anderson	11/15/2015	471,475	711,927	1,178,687	711,927
Forrest E. Norrod	2/15/2015	365,981	607,528	548,971	911,292
	8/15/2015	412,082	591,338	1,030,205	591,338
Mark D. Papermaster	8/15/2015	412,082	591,338	1,030,205	591,338

(3)

Amounts represent the aggregate grant date fair value of option awards granted in the year indicated computed in accordance with ASC Topic 718, except no assumptions for forfeiture were included. For a discussion of the assumptions made in the valuations reflected in this column, see Note 13 of the Notes to Consolidated Financial Statements in our Annual Report.

(4)

Amounts represent cash performance bonuses paid under the EIP for fiscal 2015. No cash performance bonuses were paid to our NEOs for fiscal 2015. See “Compensation Discussion and Analysis—Compensation Philosophy and Objectives—Annual Cash Performance Bonuses” above for more information about these payments, including the pre-established financial measures under the EIP.

(5)	The following table sets forth the components of the amounts presented in the All Other Compensation column (i) for fiscal 2015:

Name	Matching Contributions to 401(k) ($)	Life Insurance Premiums Paid By Company ($)	Spousal Travel at Company Request(8) ($)	Gift of Personal Property(9) ($)	Company Contribution Under Deferred Income Account Plan ($)	Total ($)
Lisa T. Su	11,925	2,264	11,223	—	—	25,412
Devinder Kumar	11,925	1,412	—	—	10,845	24,182
James R. Anderson	4,985	1,332	5,357	—	—	11,674
Forrest E. Norrod	11,925	1,412	7,094	—	—	20,431
Mark D. Papermaster	11,925	1,465	6,620	—	—	20,010

(6)

Amount includes the aggregate grant date fair value of PRSUs and RSUs granted to Dr. Su on August 12, 2014 and October 31, 2014 that were voided and rescinded by the Board on December 26, 2014. In voiding and rescinding these equity awards, the Board also determined to return Dr. Su’s equity compensation to the level it should have been prior to the action to void and rescind these equity awards. As a result of such determinations and actions, and solely for accounting purposes, the grant dates of the voided and rescinded PRSUs and RSUs are deemed to remain as of August 12, 2014 and October 31, 2014, as applicable, in accordance with accounting rules. See “Compensation Discussion and Analysis—Compensation Philosophy and Objectives—Dr. Su’s Employment Agreement” above for more information.

(7)	Mr. Anderson joined us on May 31, 2015.
(8)

Amounts represent the direct costs of commercial airline flights and other travel-related expenses paid for by us for the Named Executive Officer’s spouse, who accompanied such Named Executive Officer on business-related travel where the spouse’s participation was requested by us.

(9)	Amounts represent the direct costs to us for gifts to the NEOs, if any.

50    ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement

2016 NOTICE OF MEETING AND PROXY STATEMENT

2015 NONQUALIFIED DEFERRED COMPENSATION

The following table shows information for the Named Executive Officers who have accounts in the Deferred Income Account Plan (the “DIA”), a non-qualified deferred compensation plan, in fiscal 2015. Except for amounts deferred and vested prior to January 1, 2005, the DIA is subject to Section 409A of the Code.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)
Devinder Kumar	69,995	10,845	(4,577)	—	1,561,381
Mark D. Papermaster	—	—	(554)	—	18,777

(1)	Amount is included in the “Salary” column for fiscal 2015 of the “2015 Summary Compensation Table” above.
(2)

Amounts are included in the “All Other Compensation” column for fiscal 2015 of the “2015 Summary Compensation Table” above and reflect contributions by us that posted in fiscal 2016, but are applicable to fiscal 2015.

(3)

Represents the net amounts credited to or (debited) from the DIA accounts of Messrs. Kumar and Papermaster as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure below. These amounts do not represent above-market or preferential earnings (within the meaning of 17 CFR Section 229.402(c)(2)(viii)), and as a result are not reported in the “2015 Summary Compensation Table” above.

(4)

Amount includes $10,435 for Mr. Kumar which is included in the “Salary” column of the “2015 Summary Compensation Table” of our 2015 proxy statement, and does not include the amount in column (c) for Mr. Kumar because our contributions to Mr. Kumar’s DIA account posted in fiscal 2016, although the contributions were applicable to fiscal 2015.

We maintain the DIA, which allows eligible employees, including the Named Executive Officers, to voluntarily defer receipt of a portion of their salary, bonus and any commission payments until the date or dates selected by the participant. Participants may defer up to 50% of annual base salary and/or 100% of commissions and bonuses. Earnings on the deferred accounts are based on the performance of the investment funds selected by the participants. Participants make a deferral election, prior to the year in which the compensation is earned, that may not be terminated or changed during the year for which it was made. Generally, we make a discretionary contribution to the participant’s account if his or her annual base salary, minus his or her Section 401(k) contribution before the deferral, is greater than the annual compensation limit for Section 401(k) plans. The contribution, if any, is equal to the lesser of (i) 50% of the deferred compensation credited to the participant’s account for the year or (ii) a discretionary percentage of the participant’s base salary in excess of the eligible Section 401(k) compensation limit for the year minus the participant’s Section 401(k) contributions. For fiscal 2015, our discretionary contribution percentage under option (ii) above was 4.2%. Participants are 100% vested in the value of their accounts. Participants may select their desired benchmark investment fund(s) in which their accounts are deemed to be invested and may change their investment elections at any time, with such change effective as of the next business day. The amount of investment gain or loss that is credited to the participant’s account depends on the participant’s investment election. For 2015, we utilized investment funds in an array of asset classes, substantially aligned to those offered under our Section 401(k) plan. We have placed assets in mutual funds held in a Rabbi trust established for the DIA. For fiscal 2015, the investment return credited to Messrs. Kumar’s and Papermaster’s DIA accounts were -0.003% and -0.028%, respectively, based on their investment elections for their respective DIA accounts. This investment return was calculated by taking the aggregate gain in fiscal 2015 and dividing it by the aggregate balance as of the beginning of fiscal 2015.

The DIA accounts are distributed following a participant’s termination of employment with us unless the participant has elected an in-service withdrawal (scheduled or hardship withdrawal). At the time a participant makes his or her deferral election, he or she may elect a different form of distribution for such year’s deferred compensation. The participant may elect a single lump sum distribution or annual installment distributions over three to ten years. The default form of distribution is a single lump sum. A participant may change the form of distribution election, subject to the terms of the DIA.

A participant may elect to withdraw all or part of his or her account while employed by us, subject to the terms of the DIA. The in-service withdrawal date must be at least two years after the plan year in which the election was made. An in-service withdrawal date may be changed, subject to the terms of the DIA. An unscheduled payment may also be made, subject to the terms of the DIA.

ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement    51

2016 NOTICE OF MEETING AND PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of December 26, 2015. The equity awards reported in the Option Awards column consist of non-qualified stock options. The equity awards in the Stock Awards column consist of RSUs and PRSUs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)		(j)
Lisa T. Su
						41,668	(2)	121,671
						162,610	(3)	474,821
						372,521	(4)	1,087,761
						33,335	(4)	97,338
						618,123	(5)	1,804,919
									46,875	(11)	136,875
									1,236,246	(12)	3,609,838
	716,972	—		5.66	1/15/2019
	214,452	—		5.87	6/15/2019
	250,460	50,093(14)		3.90	7/22/2020
	261,499	366,144(15)		4.08	8/12/2021
	522,200	1,044,398(16)		2.80	10/31/2021
	—	1,386,859(17)		2.92	12/26/2022
Devinder Kumar
						112,108	(6)	327,355
						35,418	(2)	103,421
						81,305	(3)	237,411
						384,467	(7)	1,122,644
						206,041	(5)	601,640
									39,843	(11)	116,342
									412,082	(12)	1,203,279
	730	—		2.42	2/15/2016
	26,875	—		4.01	5/15/2016
	26,875	—		3.69	8/15/2016
	50,000	—		6.19	10/15/2016
	26,875	—		6.53	11/15/2016
	26,875	—		7.87	2/15/2017
	21,875	—		8.80	5/15/2017
	21,875	—		6.49	8/15/2017
	21,875	—		7.57	11/15/2017
	21,875	—		8.60	2/15/2018
	73,620	—		7.50	6/15/2018
	53,613	—		5.87	6/15/2019
	666,009	60,547(19)		2.68	1/15/2020
	212,891	42,579(14)		3.90	7/22/2020
	130,749	183,072(15)		4.08	8/12/2021
	—	500,221(18)		1.84	8/15/2022
James R. Anderson
						966,454	(8)	2,822,046

									471,475	(12)	1,376,707
	—	521,407(20)		2.58	6/19/2022
Forrest E. Norrod
						122,000	(9)	356,240
						182,991	(10)
						206,041	(5)	601,640
									205,557	(13)	600,226
									412,082	(12)	1,203,279
	149,304	298,653(21)		2.61	11/15/2021
	—	500,221(18)		1.84	8/15/2022

52    ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement

2016 NOTICE OF MEETING AND PROXY STATEMENT

Outstanding Equity Awards at 2015 Fiscal Year-End (continued)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)		(j)
Mark D. Papermaster
						37,500	(2)	109,500
						101,632	(3)	296,765
						576,701	(7)	1,683,967
						206,041	(5)	601,640
									42,187	(11)	123,186
									412,082	(12)	1,203,279
	446,993	—		5.76	11/15/2018
	214,452	—		5.87	6/15/2019
	225,414	45,083(14)		3.90	7/22/2020
	163,436	228,841(15)		4.08	8/12/2021
	—	500,221(18)		1.84	8/15/2022

(1)

The dollar value of these awards is calculated by multiplying the number of units by $2.92 per share, the last reported sales price of our common stock on December 24, 2015, the last trading day of fiscal 2015.

(2)	This RSU award vests 33 1⁄3% on each of August 9, 2014, 2015 and 2016.
(3)	This RSU award vests 33 1⁄3% on each of August 9, 2015, 2016 and 2017.
(4)	This RSU award vests 33 1⁄3% on each of October 8, 2015, 2016 and 2017.
(5)	This RSU award vests 33 1⁄3% on each of December 26, 2016, 2017 and 2018.
(6)	This RSU award vests 33 1⁄3% on each of February 9, 2014, 2015 and 2016.
(7)	This RSU award vests 33% on January 15, 2017 and 67% on January 15, 2018.
(8)	This RSU award vests 33 1⁄3% on each of June 19, 2016, 2017 and 2018.
(9)	This RSU award vests 33 1⁄3% on each of November 9, 2015, 2016 and 2017.
(10)	This RSU award vests 50% on each of November 9, 2015 and 2016.
(11)

This PRSU award vested 50% on June 30, 2015 and the remainder 50% vests on June 30, 2016. The actual number of shares to be issued with respect to this PRSU award is based on our performance over an 18-month performance period that ended on December 31, 2014.

(12)

The number of PRSUs that may be earned at target and is based on three-year compound annual growth rate milestones related to AMD’s closing stock price that may be attained within the three-year performance period that begins on August 15, 2015 and ends on August 15, 2018 (the “Performance Period”), with the potential payout levels of PRSUs at 50%, 100%, 200% and 250% of the target number of PRSUs granted, provided however, no more than 50% of any PRSUs earned pursuant to the attainment of the CAGR-performance level shall vest before the first anniversary of the grant date and 50% of the shares allowed under that specific performance level shall vest at the end of the Performance Period.

(13)

The number of PRSUs that are earned at 56.16% of the target number of shares and is based on EESC’s fiscal 2015 performance, as measured against performance goals established by the Compensation Committee for each of the following performance metrics, each weighted 33 1⁄3%: (a) EESC net revenue, (b) EESC contribution operating profit and (c) the number and value of EESC design wins.

(14)	This option vested 33 1⁄3% on June 17, 2014 and then vests 8 1⁄3% quarterly for the next two years.
(15)	This option vested 33 1⁄3% on August 12, 2015 and then vests 8 1⁄3% quarterly for the next two years.
(16)	This option vested 33 1⁄3% on October 8, 2015 and then vests 8 1⁄3% quarterly for the next two years.
(17)	This option vests 33 1⁄3% on December 26, 2016 and then vests 8 1⁄3% quarterly for the next two years.
(18)	This option vests 33 1⁄3% on August 15, 2016 and then vests 8 1⁄3% quarterly for the next two years.
(19)	This option vested 33 1⁄3% on January 15, 2014 and then vests 8 1⁄3% quarterly for the next two years.
(20)	This option vests 33 1⁄3% on June 19, 2016 and then vests 8 1⁄3% quarterly for the next two years.
(21)	This option vested 33 1⁄3% on November 15, 2015 and then vests 8 1⁄3% quarterly for the next two years.

ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement    53

2016 NOTICE OF MEETING AND PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS IN 2015

The following table sets forth all plan-based awards granted to the Named Executive Officers in fiscal 2015.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name (a)	Plan Name (b)	Grant Date (c)	Compensation Committee Action Date (d)	Target ($) (e)	Maximum ($) (f)	Threshold (#) (g)	Target (#) (h)		Maximum (#) (i)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3) (j)		All Other Option Awards: Number of Securities Underlying Options (#)(4) (k)		Exercise or Base Price of Option Awards ($/ Share) (l)	Grant Date Fair Value of Stock and Option Awards ($)(5) (m)
Lisa T. Su
	EIP		—	1,275,000	2,550,000
	2004 Plan	8/15/2015	8/5/2015			618,123	1,236,246	(6)	3,090,615						1,774,013
	2004 Plan	12/26/2015	12/24/2015							618,123	(7)				1,804,919
	2004 Plan	12/26/2015	12/24/2015									1,386,859	(8)	2.92	1,804,858
Devinder Kumar
	EIP		—	530,000	1,060,000
	2004 Plan	1/22/2015	1/12/2015							384,467					949,633
	2004 Plan	8/15/2015	8/5/2015			206,041	412,082		1,030,205						591,338
	2004 Plan	8/15/2015	8/5/2015									500,221		1.84	471,358
	2004 Plan	12/26/2015	12/24/2015							206,041					601,640
James R. Anderson
	EIP		—	288,456	576,912
	2004 Plan	6/19/2015	6/19/2015							214,767					554,099
	2004 Plan	6/19/2015	6/19/2015							751,687					1,939,352
	2004 Plan	6/19/2015	6/19/2015									521,407		2.58	554,099
	2004 Plan	11/15/2015	11/4/2015			235,737	471,475		1,178,687						711,927
Forrest E. Norrod
	EIP		—	530,000	1,060,000
	2004 Plan	2/15/2015	2/11/2015			182,990	365,981		548,971						607,528
	2004 Plan	8/15/2015	8/5/2015			206,041	412,082		1,030,205						591,338
	2004 Plan	8/15/2015	8/5/2015									500,221		1.84	471,358
	2004 Plan	12/26/2015	12/24/2015							206,041					601,640
Mark D. Papermaster
	EIP		—	550,000	1,100,000
	2004 Plan	1/22/2015	1/12/2015							576,701					1,424,451
	2004 Plan	8/15/2015	8/5/2015			206,041	412,082		1,030,205						591,338
	2004 Plan	8/15/2015	8/5/2015									500,221		1.84	471,358
	2004 Plan	12/26/2015	12/24/2015							206,041					601,640

(1)

Amounts represent the estimated cash performance bonuses payable under the Executive Incentive Plan (“EIP”) for fiscal 2015. No actual payments were made to the Named Executive Officers for fiscal 2015 the under the EIP. For the Named Executive Officers, the actual amounts paid under the EIP for fiscal 2015 are set forth in the “Non-Equity Incentive Plan Compensation” column of the “2015 Summary Compensation Table” above.

(2)

Amounts represent PRSUs. See “Compensation Discussion and Analysis—Compensation Philosophy and Objectives—Long-Term Equity Awards” and “—Special Retention Awards” above for more information about the PRSUs, including the pre-established performance periods and performance measures, and see footnotes to the “Outstanding Equity Awards at 2015 Fiscal Year-End” table above for a description of the PRSU vesting schedules.

(3)	Amounts represent time-based RSUs. See footnotes to the “Outstanding Equity Awards at 2015 Fiscal Year-End” table above for a description of the RSU vesting schedules.
(4)

Amounts represent stock options. See footnotes to the “Outstanding Equity Awards at 2015 Fiscal Year-End” table above for a description of the stock option vesting schedules. The stock options expire seven years after the grant date.

(5)

Amounts reflect the grant date fair value of the respective award computed in accordance with ASC Topic 718. Regardless of the value on the grant date, the actual value that may be realized from an award is contingent upon the satisfaction of the applicable conditions to vesting of that award, and for stock options, also upon the excess of AMD’s stock price over the exercise price. With respect to the PRSUs, in accordance with SEC rules, amounts reflect the fair value at the grant date based upon the probable outcome of the performance conditions and represent the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC Topic 718, except no assumptions for forfeitures were included. For a discussion of the assumptions made in the valuation reflected in these amounts, see Note 13 of the Notes to Consolidated Financial Statements in our Annual Report.

54    ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement

2016 NOTICE OF MEETING AND PROXY STATEMENT

(6)

This is the number of PRSUs that may be earned at target and is based on three-year compound annual growth rate milestones related to AMD’s closing stock price that may be attained within the three-year performance period that begins on August 15, 2015 and ends on August 15, 2018 (the “Performance Period”), with the potential payout levels of PRSUs at 50%, 100%, 200% and 250% of the target number of PRSUs granted, provided however, no more than 50% of any PRSUs earned pursuant to the attainment of the CAGR-performance level shall vest before the first anniversary of the grant date and 50% of the shares allowed under that specific performance level shall vest at the end of the Performance Period.

(7)	This RSU award vests 33 1⁄3% on each of December 26, 2016, 2017 and 2018
(8)	This option vests 33 1⁄3% on December 26, 2016 and then vests 8 1⁄3% quarterly for the next two years.

OPTION EXERCISES AND STOCK VESTED IN 2015

The following table shows the value realized by the Named Executive Officers as a result of the exercise of stock options and stock awards that vested during fiscal 2015.

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(1) (e)
Lisa T. Su	—	—	637,301	1,467,618
Devinder Kumar	77,800	14,004	234,985	609,972
James R. Anderson	—	—	—	—
Forrest E. Norrod	—	—	243,980	514,798
Mark D. Papermaster	—	—	261,112	602,974

(1)	Value is the market price of our common stock on the date of vesting multiplied by the number of vested shares.

SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

We have entered into an employment agreement with Dr. Su, our current President and Chief Executive Officer. In addition, Messrs. Kumar, Anderson, Norrod and Papermaster participate in the SVP Severance Plan and have each entered into a change in control agreement with us.

The SVP Severance Plan and change in control agreements are designed to (i) implement a uniform process for handling potential future involuntary departures of the Named Executive Officers and (ii) encourage the Named Executive Officers’ continued services in the event of a potential change in control of us and to allow for a smooth transition upon such a change in control. In addition, these arrangements are intended to provide incentives to the Named Executive Officers to effectively execute the directives of our Board, even in the event that such actions may result in the elimination of a Named Executive Officer’s position. Under the terms of these arrangements, a Named Executive Officer is eligible to receive certain specified compensatory payments and benefits only if (i) a “change in control” occurs and (ii) the Named Executive Officer’s employment is terminated, or the Named Executive Officer is constructively discharged, within two years of that change in control.

Dr. Su’s Employment Agreement.    Pursuant to Dr. Su’s at-will employment agreement (the “Su Employment Agreement”), setting forth Dr. Su’s duties and obligations as our President and Chief Executive Officer, the Su Employment Agreement may be terminated by (i) us for Cause (as defined in the Su Employment Agreement), (ii) Dr. Su’s Involuntary Termination Without Cause (as defined in the Su Employment Agreement), (iii) Dr. Su’s Constructive Termination (as defined in the Su Employment Agreement), (iv) Dr. Su’s voluntary election to terminate her employment with us, or (v) Dr. Su’s death or disability.

Except as otherwise described in the next paragraph, in the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•

Dr. Su will be credited with an additional 12 months of service for purposes of calculating the service-based vesting of any unvested equity awards granted to Dr. Su on or after October 8, 2014 and 24 months of service for purposes of calculating the service-based vesting of any unvested equity awards granted to Dr. Su before October 8, 2014. Any performance-based equity award for which the service-based vesting condition has been satisfied as of the date of termination will continue in accordance with the terms of the applicable award agreement and will be earned or forfeited based on actual performance for the applicable performance period. The settlement of any earned performance-based equity award will occur at such time as such performance-based equity award would have been settled had Dr. Su continued her employment with us;

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Severance and Change in Control Arrangements (continued)

•	We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her then base salary; and

•

We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis.

In the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination between the public announcement of a transaction that results in our Change of Control (as defined in the Su Employment Agreement) and 24 months after such Change of Control, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•

We will pay Dr. Su her earned but unpaid base salary through the date of termination and all other amounts to which Dr. Su is entitled under any of our compensation plans or practices on the date of termination;

•

All unvested equity awards then held by Dr. Su will accelerate and be deemed fully vested, and all performance-based vesting conditions will be deemed achieved at the target levels set forth in the applicable award agreement;

•

We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her base salary plus two times her target annual bonus, in each case at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of termination;

•	We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination; and

•

We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis. In addition, we will pay Dr. Su $4,000 for 12 months following the date of termination for financial planning and tax planning services.

Under the terms of the Su Employment Agreement, upon a termination of employment in connection with a change in control, Dr. Su’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

Executive Severance Plan for Senior Vice Presidents.    With the exception of Dr. Su, all of the Named Executive Officers participated in the SVP Severance Plan as of the end of fiscal 2015.

Under the terms of the SVP Severance Plan, any participant who (i) is involuntarily terminated other than for cause (as defined in the SVP Severance Plan) or as a result of death or disability (as defined in the SVP Severance Plan) and (ii) is not offered a job with one of our affiliates or a successor of us, will be entitled to the following benefits, subject to the participant’s execution of a full release of claims, which remains effective, following such termination:

•	We will make a lump-sum cash payment to the participant in an amount equal to 12 months of base salary;

•	We will, for 12 months following the date of termination, pay COBRA premiums for continuation coverage under our group medical and dental plans; and

•	We will allow participants to use our Employee Assistance Plan for up to 12 months.

Additionally, we will seek reimbursement on a pro-rata basis, of severance benefits if we re-employ a participant during the 12 months following receipt of a severance payment under the SVP Severance Plan.

The SVP Severance Plan is intended to represent the exclusive severance benefits payable to a participant by us. Accordingly, any Participant who is entitled to receive severance benefits payable in connection with a change of control pursuant to a change in control agreement may not also receive severance benefits under the SVP Severance Plan. In other words, a participant may not collect severance benefits under the SVP Severance Plan if he or she receives benefits under a change in control agreement with us.

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Severance and Change in Control Arrangements (continued)

Although we expect to maintain the SVP Severance Plan indefinitely, we may amend, modify or terminate the SVP Severance Plan at any time. Therefore, severance benefits under the SVP Severance Plan are not guaranteed and may be eliminated in the future. Our SVP Severance Plan includes non-defamation and other administrative provisions.

Change in Control Agreements.    We entered into change in control agreements with Messrs. Kumar, Anderson, Norrod and Papermaster designed to encourage their continued services in the event of a change in control. For purposes of these change in control agreements, a change in control generally means any of the following events:

•	the acquisition by any person representing more than 50% of our then outstanding shares of stock or the combined voting power of our voting securities;

•	a change of the majority of the Board during any two consecutive years, unless certain Board approval conditions are met;

•

a merger or consolidation of us into any other corporation, where immediately after the merger or consolidation 50% or less of the combined voting power is held by holders of our voting securities immediately before such merger or consolidation; or

•	the stockholders approve a plan of complete liquidation or there is a consummated a sale of all or substantially all of our assets.

The change in control agreements provide that, if within two years after a change in control, the Named Executive Officer’s employment is terminated by us without cause or they are constructively discharged, the Named Executive Officer will receive:

•

a lump sum severance benefit equal to the sum of two times the executive’s rate of annual base compensation at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of the change in control, plus two times the target annual bonus in the year of termination;

•	all unvested equity will vest and be exercisable, and options may be exercised for the period of one year from the date of termination or the original option term, whatever is shorter;

•	payment of the executive’s prorated accrued bonus assuming performance at target levels for the portion of the year prior to the date of termination;

•	reimbursement of personal financial and tax planning up to $4,000 for twelve months following the date of termination; and

•

12 months’ continued health and welfare benefits comparable to those in effect at termination and a gross-up for any income taxes due as a result of the payment by us for such health and welfare benefits.

The payments and benefits pursuant to the change in control agreements are subject to the executive’s execution of a release of claims. Further, upon a termination of employment in connection with a change in control, the executive’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

AMD Policies.    We have adopted a policy to not enter into any change in control agreements or arrangements containing an excise tax gross-up provision. Dr. Su’s change in control agreement does not provide for an excise tax gross-up.

We have also adopted a policy to not enter into any change in control agreement or arrangement with any executive officer that provides for a cash severance payment (upon both our change in control and a subsequent termination of employment) in excess of (i) two times the sum of the respective executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which the termination of employment occurs. Dr. Su’s change in control agreement complies with this limitation.

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Severance and Change in Control Arrangements (continued)

Vesting of Awards.    All RSUs and stock options granted under our equity incentive plans become fully vested (i) if our successor refuses to assume or substitute similar awards for outstanding awards, upon a change in control, or (ii) if our successor assumes or substitutes similar awards for outstanding awards and the participant’s employment is terminated by our successor for any reason (other than for misconduct) or by the participant due to a constructive termination within one year following a change in control, upon such termination of employment. All PRSU vest to the extent the applicable performance criteria were achieved.

Potential Payments upon Termination or Change in Control.    The following table presents the amount of compensation and benefits payable to Dr. Su under her employment agreement in the event of (i) an involuntary termination without cause or a constructive termination (without a change in control), (ii) an involuntary termination without cause or a constructive termination in connection with a change in control and (iii) a separation due to death. As required by SEC rules, the amounts shown assume that the termination or death was effective as of December 26, 2015, exclude amounts earned through that time and are estimates of the amounts that would be paid out to Dr. Su.

The actual amounts to be paid out to Dr. Su can only be determined at the time of Dr. Su’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)		Qualifying Termination Following a Change in Control ($)		Separation Due to Death or Disability ($)
Lisa T. Su
	Severance	1,700,000	(1)	4,250,000	(2)	—
	Annual Bonus	—		1,275,000		—
	Stock Options(3)	62,664	(3)	125,328	(3)	—
	Restricted Stock Units	1,325,905	(4)	3,723,385	(5)	—
	Health and Welfare(6)	29,071		29,071		—
	Life Insurance(7)	—		—		2,000,000
	Financial Planning	—		4,000		—
Total		3,117,640		9,406,784		2,000,000

(1)	Amount represents two times Dr. Su’s base salary of $850,000.
(2)

Amount represents two times Dr. Su’s base salary of $850,000, plus two times her target annual bonus and the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination.

(3)

Amounts represents the value of unvested stock options that would have accelerated upon Dr. Su’s termination of employment under the scenarios described above. The value is calculated based on the difference between the exercise price of the options and $2.92 per underlying share, the last reported sales price of our common stock on December 24, 2015, the last trading day of fiscal 2015.

(4)

Amount reflects the value of unvested RSUs that would have vested during the 24-month period after her termination, but excludes the PRSUs because the applicable performance-based conditions of those PRSUs was not satisfied as of December 26, 2015. The value of the unvested and accelerated RSUs is $2.92 per share, the last reported sales price of our common stock on December 24, 2015, the last trading day of our 2015 fiscal year.

(5)

Amount reflects the value of all unvested RSUs that will vest in the event of the scenario described above and includes the PRSUs granted to Dr. Su because under the terms of the respective award agreements, such PRSUs accelerate upon a change of control. The value of the unvested and accelerated RSUs $2.92 per share, the last reported sales price of our common stock on December 24, 2015, the last trading day of our 2015 fiscal year.

(6)	Amount represents our cost of paying COBRA premiums on behalf of Dr. Su and her dependents for 24 months following her termination based on rates for a current employee.
(7)	Amount reflects three times Dr. Su’s base salary of $850,000, subject to a maximum of $2,000,000.

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Severance and Change in Control Arrangements (continued)

The following table presents the amount that would be payable to Messrs. Kumar, Anderson, Norrod and Papermaster (i) under their respective change in control agreements, in each case assuming a termination of employment without cause or a constructive discharge that occurred within 24 months of a change in control, (ii) under the SVP Severance Plan assuming an involuntary termination of employment without cause outside of a change in control and (iii) in the event of a separation due to death. As required by SEC rules, the amounts shown assume that such termination or death was effective as of December 26, 2015, include amounts earned through that time and are estimates of the amounts that would be paid out to the Named Executive Officers. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)		Qualifying Termination Following a Change in Control ($)		Separation Due to Death ($)
Devinder Kumar
	Severance	530,000	(1)	2,120,000	(2)	—
	Annual Bonus	—		530,000		—
	Stock Options(3)	—		554,770	(3)	—
	Restricted Stock Units(4)	—		2,508,814	(4)	—
	Health and Welfare	18,739	(5)	38,378	(6)	—
	Life Insurance(7)	—		—		1,590,000	(7)
	Financial Planning	—		4,000		—
	Total	548,739		5,755,962		1,590,000
James R. Anderson
	Severance	500,000	(1)	2,000,000	(2)	—
	Annual Bonus	—		500,000		—
	Stock Options(3)	—		177,278	(3)	—
	Restricted Stock Units(4)	—		2,822,046	(4)	—
	Health and Welfare	18,739	(5)	33,378	(8)	—
	Life Insurance(7)	—		—		1,500,000	(7)
	Financial Planning	—		4,000		—
	Total	518,739		5,536,702		1,500,000
Forrest E. Norrod
	Severance	530,000	(1)	2,120,000	(2)	—
	Annual Bonus	—		530,000		—
	Stock Options(3)	—		632,821	(3)	—
	Restricted Stock Units(4)	—		1,492,213	(4)	—
	Health and Welfare	20,154	(5)	35,444	(8)	—
	Life Insurance(7)	—		—		1,590,000	(7)
	Financial Planning	—		4,000		—
	Total	550,154		4,814,478		1,590,000
Mark D. Papermaster
	Severance	550,000	(1)	2,200,000	(2)	—
	Annual Bonus	—		550,000		—
	Stock Options(3)	—		540,239	(3)	—
	Restricted Stock Units(4)	—		2,815,060	(4)	—
	Health and Welfare	20,154	(5)	41,275	(9)	—
	Life Insurance(7)	—		—		1,650,000	(7)
	Financial Planning	—		4,000		—
	Total	570,154		6,150,574		1,650,000

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Severance and Change in Control Arrangements (continued)

(1)

Under the SVP Severance Plan, the value of the severance benefit following an involuntary termination or separation due to death or disability is equal to a single lump sum severance payment equivalent to 12 months of base pay.

(2)

Under the change in control agreements with each of Messrs. Kumar, Anderson, Norrod and Papermaster, the value of the severance benefit following a termination without cause or a constructive termination within two years after a change in control is equal to a single lump sum severance payment equivalent to two times the executive’s rate of annual base pay, plus two times the target annual bonus in the year of termination. These calculations assume termination at compensation rates as of December 26, 2015.

(3)

The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $2.92 per share, the last reported sales price of our common stock on December 24, 2015, the last trading day of our 2015 fiscal year. Amounts shown also reflect the value of stock option acceleration in the event of a change in control if our successor refuses to assume or substitute similar awards for outstanding stock options, pursuant to our equity incentive plans.

(4)

The value of the unvested and accelerated RSUs is $2.92 per share, the last reported sales price of our common stock on December 24, 2015, the last trading day of our 2015 fiscal year. Amounts shown also reflect the value of award acceleration in the event of a change in control if the successor refuses to assume or substitute similar awards for outstanding RSUs, pursuant to our equity incentive plans.

(5)

Under the SVP Severance Plan, the value of the health and welfare benefit following an involuntary termination is equal to 12 months of COBRA medical, dental and/or vision insurance premiums, based on the participant’s benefits plan elections in effect at the time of termination, and use of the employee assistance plan provided by us as part of the 12 months of COBRA coverage.

(6)

Amount reflects our annual cost of paying COBRA premiums on behalf of Mr. Kumar for 12 months following termination based on the rates of a current employee. Also includes a gross-up of $19,638 for income taxes due by Mr. Kumar as a result of our payment of health and welfare benefits on his behalf.

(7)	Amount reflects three times the Named Executive Officer’s base salary, which is $550,000 for Mr. Papermaster, $530,000 for Messrs. Norrod and Kumar and $500,000 for Mr. Anderson.
(8)

Amount reflects our annual cost of paying COBRA premiums on behalf of Messrs. Anderson and Norrod for 12 months following termination based on the rates of a current employee. Also includes gross-ups of $19,638 and $15,290 for income taxes due by Messrs. Anderson and Norrod respectively, as a result of our payment of health and welfare benefits on their behalf.

(9)

Amount reflects our annual cost of paying COBRA premiums on behalf of Mr. Papermaster for 12 months following termination based on the rates of a current employee. Also includes a gross-up of $21,121 for income taxes due by Mr. Papermaster as a result of our payment of health and welfare benefits on his behalf.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit and Finance Committee monitors and reviews issues involving potential conflicts of interest and related party transactions. In doing so, the Audit and Finance Committee applies our Worldwide Standards of Business Conduct, which provides that directors, Named Executive Officers and all other employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Our Governance Principles require a director to promptly disclose to the Chairman of the Board any conflict of interest involving the director.

Mubadala Relationships.    Mubadala Technology investments LLC, formerly known as Advanced Technology Investment Corporation (“Mubadala Tech”), West Coast Hitech L.P. (our largest stockholder, “WCH”) and GLOBALFOUNDRIES Inc. (one of our foundry suppliers, “GF”) are wholly-owned subsidiaries of Mubadala, a joint stock company incorporated in the Emirate of Abu Dhabi and owned by the Government of the Emirate of Abu Dhabi. As of February 14, 2016, WCH beneficially owned approximately 17.9% of our outstanding common stock.

Pursuant to the Master Transaction Agreement among us, Mubadala Tech and WCH dated on October 6, 2008, as amended, WCH has the right to designate one person for election to our Board for so long as WCH and its permitted transferees beneficially own at least 10% of our outstanding common stock. Mr. Yahia, who has been a member of our Board since November 2012, is WCH’s designated representative on our Board. Mr. Yahia serves as the CEO of the Technology & Industry global platform of Mubadala and is also a board member of GF. In addition, Mr. Edelman has been a member of our Board since February 2013. Mr. Edelman is a senior advisor to Mubadala.

Wafer Supply Agreement with GF.    On March 2, 2009, in connection with the consummation of the transactions contemplated by the Master Transaction Agreement, we entered into a Wafer Supply Agreement (the “WSA”) with GF. The WSA governs the terms by which we purchase products manufactured by GF. Pursuant to the WSA, we are required to purchase all of our microprocessor and accelerated processing unit (“APU”) product requirements, and a certain portion of our graphics processing unit (“GPU”) product requirements from GF with limited exceptions. If we acquire a third-party business that manufactures microprocessor and APU products, we will have up to two years to transition the manufacture of such microprocessor and APU products to GF.

The WSA terminates no later than March 2, 2024. GF has agreed to use commercially reasonable efforts to assist us to transition the supply of products to another provider and to continue to fulfill purchase orders for up to two years following the termination or expiration of the WSA. During the transition period, pricing for microprocessor and APU products will remain as set forth in the WSA, but our purchase commitments to GF will no longer apply.

On December 6, 2012, we entered into a third amendment to the WSA. Pursuant to the third amendment, we modified our wafer purchase commitments for the fourth quarter of 2012 made pursuant to the second amendment to the WSA. In addition, we agreed to certain pricing and other terms of the WSA applicable to wafers for our microprocessor and APU products, to be delivered by GF to us from the fourth quarter of 2012 through December 31, 2013. Pursuant to the third amendment, GF agreed to waive a portion of our wafer purchase commitments for the fourth quarter of 2012. In consideration for this waiver, we agreed to pay GF a fee of $320 million. As a result, we recorded a lower of cost or market charge of $273 million for the write-down of inventory to its market value in the fourth quarter of 2012. The cash impact of this $320 million fee was paid over several quarters, with $80 million paid on December 28, 2012, $40 million paid on April 1, 2013 and $200 million paid on December 31, 2013.

On March 30, 2014, we entered into a fourth amendment to the WSA. The primary effect of the fourth amendment was to establish volume purchase commitments and fixed pricing for the 2014 calendar year as well as to modify certain other terms of the WSA applicable to wafers for some of our microprocessor, graphics processor and semi-custom game console products to be delivered by GF to us during the 2014 calendar year.

On April 16, 2015, we entered into a fifth amendment to the WSA. The primary effect of the fifth amendment was to establish volume purchase commitments and fixed pricing for the 2015 calendar year as well as to modify certain other terms of the WSA applicable to wafers for some of our microprocessor, graphics processor and semi-custom game console products to be delivered by GF to us during the 2015 calendar year.

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Certain Relationships and Related Transactions (continued)

Our total purchases from GF related to wafer manufacturing and research and development activities were approximately $0.9 billion for fiscal 2015. We are currently in the process of negotiating a sixth amendment to the WSA, and we expect that our future purchases from GF will continue to be material.

John R. Harding.    Mr. Harding has served as a member of the Board since August 2012 and is the President and Chief Executive Officer of eSilicon, which is one of our suppliers. In November 2014, we entered into a two year agreement with eSilicon with respect to certain of our embedded products, under which we expect to pay eSilicon amounts to exceed $120,000. In fiscal 2015, we made payments to eSilicon in the approximate amount of approximately $3.4 million. We received payments from eSilicon of approximately $7,400 in fiscal 2015.

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AUDIT AND FINANCE COMMITTEE’S REPORT

The Audit and Finance Committee of the Board consists of Mr. Householder, as Chair, and Messrs. Chow and Inglis. Each of the members of the Audit and Finance Committee is “independent” and “financially literate,” as determined by the Board and in compliance with SEC and Nasdaq rules. In addition, Mr. Householder was determined to be an “audit committee financial expert,” as that term is defined under SEC rules.

The Audit and Finance Committee oversees our internal audit function and independent registered public accounting firm and assists the Board in fulfilling its oversight responsibilities on matters relating to the integrity of AMD’s financial statements and the effectiveness of AMD’s internal control over financial reporting, AMD’s compliance with legal and regulatory requirements, the performance of our internal audit function and the independent registered public accounting firm’s qualifications, independence and performance by meeting regularly with the independent registered public accounting firm, our senior management and our internal audit, financial, and legal personnel. Management is responsible for the preparation, presentation and integrity of AMD’s financial statements and maintaining effective internal control over financial reporting. The independent registered public accounting firm is responsible for performing an audit of AMD’s annual financial statements and of the effectiveness of AMD’s internal control over financial reporting, and expressing opinions on both in accordance with the standards of the Public Company Accounting Oversight Board (United States).

In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed AMD’s audited financial statements for the fiscal year ended December 26, 2015 with management and Ernst & Young LLP, AMD’s independent registered public accounting firm. The Audit and Finance Committee also discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 “Communications with Audit Committees”. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of AMD’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit and Finance Committee. The Audit and Finance Committee also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee discussed the independence of Ernst & Young LLP with that firm.

Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in AMD’s Annual Report on Form 10-K for the fiscal year ended December 26, 2015 for filing with the SEC.

The Audit and Finance Committee and the Board also have recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as AMD’s independent registered public accounting firm for fiscal 2016.

AUDIT AND FINANCE COMMITTEE
Joseph A. Householder, Chair
Henry WK Chow
Michael J. Inglis

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2016 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee of our Board is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit and Finance Committee has selected Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2016 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the annual meeting.

Although ratification by our stockholders is not a prerequisite to the Audit and Finance Committee’s ability to select Ernst & Young LLP as our independent registered public accounting firm, the Audit and Finance Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Ernst & Young LLP as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and our internal controls over financial reporting for the current fiscal year. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of our independent registered public accounting firm will be reconsidered by the Audit and Finance Committee; provided, however, the Audit and Finance Committee may select Ernst & Young LLP notwithstanding the failure of our stockholders to ratify its selection. If the appointment of Ernst & Young LLP is ratified, the Audit and Finance Committee will continue to conduct an ongoing review of Ernst & Young LLP’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Ernst & Young LLP at any time.

Unless you indicate otherwise, your proxy will vote for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year. The Audit and Finance Committee meets with Ernst & Young LLP several times a year. A representative of Ernst & Young LLP is expected to be present at our Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

Required Vote

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current year. Unless you indicate otherwise, your proxy will vote FOR ratification.

Independent Registered Public Accounting Firm’s Fees

The following is a summary and description of fees billed for services provided by Ernst & Young LLP during fiscal 2015 and fiscal 2014.

Service	2015 ($)	2014 ($)
Audit (1)	4,270,875	4,254,195
Audit-Related (2)	467,900	137,580
Tax (3)	97,338	99,753
All Other (4)	21,083	10,495
Total	4,857,196	4,502,023

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Item 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm (continued)

(1)

Audit fees for fiscal 2015 and fiscal 2014 were associated with our annual consolidated financial statement audit and audit of the effectiveness of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act, quarterly reports filed with the SEC, statutory audits required internationally, other regulatory filings, comfort letters, accounting advice related to the financial statements that are required to be filed by non-U.S. jurisdictions, and consents issued in connection with SEC filings or securities offerings.

(2)	Audit-related fees during fiscal 2015 and fiscal 2014 were for advice and compliance related audits (including audits of our employee benefit plans).
(3)

Tax fees during fiscal 2015 and fiscal 2014 were for tax compliance and advisory services. In fiscal 2015, $54,662 of the tax fees were for tax compliance services, and in fiscal 2014, $58,134 of the tax fees were for tax compliance services.

(4)	All other fees for services that are not included under the “Audit,” “Audit-Related” or “Tax” categories during fiscal 2015 were $21,083 and for fiscal 2014 were $10,495.

Pre-Approval Policies and Procedures

Our Audit and Finance Committee Charter provides that the Audit and Finance Committee must pre-approve the engagement before an independent auditor is engaged by us or our subsidiaries to render audit or non-audit services. Audit and Finance Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit and Finance Committee regarding our engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the committee is informed of each service provided and such policies and procedures do not include delegation to our management of the committee’s responsibilities under the Securities Exchange Act of 1934, as amended. The Audit and Finance Committee may delegate to one or more designated members of the committee the authority to grant pre-approvals, provided such approvals are presented to the committee at a subsequent meeting. If the Audit and Finance Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit and Finance Committee must be informed of each non-audit service provided by the independent auditor.

Our Audit and Finance Committee reviews both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit and Finance Committee examines the effect that the performance of non-audit services may have upon the independence of Ernst & Young LLP. All services provided by Ernst & Young LLP in fiscal 2015 and fiscal 2014 were pre-approved by the Audit and Finance Committee after review of each of the services proposed for approval.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 3—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2004 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the amendment and restatement of the 2004 Plan to: (i) increase the number of authorized shares that can be awarded to our employees, consultants and directors under the 2004 Plan by 38 million shares, and (ii) to limit the aggregate grant date fair value for financial reporting purposes of equity compensation awarded to non-employee directors (“Outside Directors”) in a calendar year, taken together with the cash fees paid during the calendar year, so as to not exceed (a) $500,000 in total value in the case of Outside Directors other than the Chairman of the Board, and (b) $1,000,000 in total value in the case of an Outside Director who is also the Chairman of the Board. The Compensation Committee recommended, and our Board has unanimously approved, the amendment and restatement of the 2004 Plan, subject to approval by our stockholders.

Stockholder approval of the amended and restated 2004 Plan will also constitute approval of: (i) the performance criteria for performance-based awards that are intended to be deductible by us under Section 162(m) of the Code; (ii) the annual per-participant limits on the number of shares underlying awards that may be granted; and (iii) the classes of participants eligible to receive awards.

Our Named Executive Officers and directors will be eligible to receive awards under the 2004 Plan and therefore have an interest in this proposal. In the event that the amendment and restatement of the 2004 Plan is not approved by our stockholders, the 2004 Plan, which was previously approved by our stockholders, will continue to be in full force in accordance with its terms. We may continue to grant performance-based and other equity awards under the 2004 Plan. Unless you indicate otherwise, your proxy will vote for the approval of the amendment and restatement of the 2004 Plan.

Why the Board is Seeking Approval of the Amended and Restated 2004 Plan

Awards of shares of our common stock are a major part of long-term incentive program for our employees, consultants and directors. As noted in the “Compensation Discussion and Analysis,” above, we have long recognized that having an ownership interest in us is critical to aligning the financial interests of our employees with the interests of our stockholders.

The Board believes it is important to obtain an additional 38 million shares for grant under the 2004 Plan, which is the sole equity compensation plan under which we grant equity compensation awards, and to set limits on Outside Director compensation. In this proxy statement, we refer to any grant from the 2004 Plan as an “Award.”

Our 2004 Plan has an aggregate total number of 73,691,518 shares outstanding with 18,950,126 shares available for grant. Under the 2004 Plan, which is the sole equity compensation plan under which we grant equity awards, the aggregate total number of shares outstanding includes performance-based RSUs’ achievement at the target level. We do not believe that this amount is sufficient to meet our anticipated grants of Awards through the date of our 2017 annual meeting of stockholders. As of February 24, 2016, approximately 5,977 or 69% of our employees (including executive officers), consultants and directors were eligible to participate in the 2004 Plan, of which six were executive officers, 10 were non-employee directors and none were consultants. If stockholders do not approve the amendment and restatement of the 2004 Plan, the 2004 Plan will remain in effect until July 31, 2024; however, the shares available for equity-based compensation may be quickly depleted, and we may lose our ability to use equity as a compensation and retention tool. The Board anticipates that the additional shares requested will enable us to fund our current equity compensation program for at least the next year, accommodating anticipated grants related to the hiring, retention and promotion of employees.

In its determination to approve the amendment and restatement of the 2004 Plan, the Board reviewed the burn rate disclosed in the section titled “Key Equity Metrics” below.

YOU ARE URGED TO READ THIS ENTIRE PROPOSAL, WHICH EXPLAINS OUR

REASONS FOR SUPPORTING THE 2004 PLAN AMENDMENT AND RESTATEMENT

The Importance of Equity Compensation

The Board believes that long-term equity awards in the form of stock options, RSUs and performance-based awards are an extremely important way to attract and retain key employees, including a talented executive team, and align the employees’ and executives’ interests with our stockholders. The Board also believes that long-term equity compensation is essential to link executive compensation with long-term stockholder value creation. Equity compensation represents a significant portion of the compensation package for our key employees. Since our

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Item 3—Approval of the Amendment and Restatement of the 2004 Equity Incentive Plan (continued)

equity awards generally vest over several years, the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates employees to think and act like owners, rewarding them when value is created for stockholders.

Provisions Designed to Protect Stockholders

The 2004 Plan (as amended and restated) and our governance policies contain a number of provisions that we believe are designed to protect stockholder interests, including:

•	No liberal share counting. The 2004 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of a stock option or to satisfy tax withholding requirements.

•

No repricing of stock options.  The 2004 Plan does not permit the repricing of stock options either by amending an existing award or by substituting a new award at a lower price without shareholder approval.

•

One-year minimum vesting period.  Subject to limited exceptions, the 2004 Plan requires a one-year minimum vesting period on Awards of stock options, SARs, RSUs and restricted stock granted after April 29, 2015.

•	No discounted stock options. The 2004 Plan prohibits the granting of stock options with an exercise price less than the fair market value of the common stock on the date of grant.

•	Limitation on term of stock options. The maximum term of each stock option is ten years.

•

Recoupment (or claw-back policy).  Under our Worldwide Standards of Business Conduct, we expressly reserve the right to claw-back incentive-based or other compensation (including equity-based compensation) paid to an employee if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws. In addition, all equity awards granted to our executive officers include a compensation recovery (“claw-back”) provision.

•	No excise tax gross-up payments. We will not enter into any change in control agreement or arrangement with an executive officer that provides for an excise tax gross-up payment.

•

Stock Ownership Guidelines.  Our stock ownership requirements provide that our President and/or Chief Executive Officer should attain an investment position in our common stock having a value that is at least equal to three times his or her base salary, and that our other Named Executive Officers should attain an investment position having a value that is at least equal to one-and-one-half times their base salaries.

•

Anti-hedging policy.  Our employees and directors are not permitted to hedge their economic exposure to our equity securities, meaning that they may not engage in buying or selling puts or calls or short-selling our securities.

Key Equity Metrics

Approval of the amendment and restatement of the 2004 Plan will enable us to compete effectively in the competitive market for employee talent over the coming years, while maintaining reasonable burn rates and overhang. The following table shows key equity metrics under the 2004 Plan:

Fiscal Year	Time-Based Stock Options Granted	Time-Based RSUs Granted	PRSUs Granted	Actual PRSUs earned	Total Granted(1)	Weighted Average # of Common Shares	Burn Rate(2)
2015	7,568,305	32,991,202	5,182,476	457,533	41,017,040	783,000,000	5.24%
2014	8,355,081	17,805,491	5,223,327	562,043	26,722,615	768,000,000	3.48%
2013	6,164,118	25,164,702	3,243,649	—	31,328,820	754,000,000	4.16%
Average Three-Year Burn Rate (2013-2015)							4.29%

(1)

Total number of shares granted in a particular fiscal year includes all time-based stock options, RSUs and PRSUs and performance-based options (granted in fiscal years 2013 and 2014) for which the performance criteria was certified as attained and earned during such fiscal year.

(2)	PRSU shares granted in the applicable fiscal year and not yet earned are excluded from the calculation of burn rate.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Item 3—Approval of the Amendment and Restatement of the 2004 Equity Incentive Plan (continued)

Summary of the 2004 Plan

The following paragraphs provide a brief summary of the principal features of the 2004 Plan and its operation. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the 2004 Plan, as amended and restated, is attached as Exhibit A to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the 2004 Plan as set forth in Exhibit A. The closing price of our common stock on February 24, 2016 was $2.02.

Background and Purpose of the Plan

The 2004 Plan permits the grant of the following types of Awards: (i) non-statutory stock options that are not intended to qualify for favorable tax treatment under Section 422 of the Code, incentive stock options that are intended to qualify for favorable tax treatment under Section 422 of the Code and stock appreciation rights granted at the fair market value of our common stock on the date of grant (“Fair Market Value Awards”), and (ii) restricted stock awards and RSUs (“Full Value Awards”). This amendment and restatement will increase the total number of shares remaining available for grant under the 2004 Plan by 38 million shares to 56,950,126 shares (which includes our shares remaining available for grant as of February 24, 2016). If an Award or an award currently outstanding under any of the following prior equity compensation plans: 1995 Stock Plan of NexGen, Inc., 1996 Stock Incentive Plan, 1998 Stock Incentive Plan and 2000 Stock Incentive Plan (collectively, the “Prior Plans”) expires or is canceled without having been fully exercised or vested, the unvested or canceled shares generally will be returned to the available pool of shares reserved for issuance under the 2004 Plan. As of February 24, 2016, there were no shares of our common stock subject to awards outstanding under the Prior Plans. The 2004 Plan is the sole equity compensation plan under which we currently grant equity awards.

The 2004 Plan is intended to attract, motivate and retain employees, consultants and directors who provide significant services to us. The 2004 Plan also is intended to further our growth and profitability.

Administration of the 2004 Plan

The Board or a delegate or committee appointed by the Board administers the 2004 Plan. The Board has appointed the Compensation Committee as the administrator of the 2004 Plan. Awards may also be made pursuant to the Outside Director Equity Compensation Policy subject to limitations set forth in the 2004 Plan.

Subject to the terms of the 2004 Plan, the Compensation Committee has the sole discretion to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule) and interpret the provisions of the 2004 Plan and outstanding Awards. The Compensation Committee may delegate any part of its authority and powers under the 2004 Plan to one or more of our directors and/or executive officers, but only the Compensation Committee itself can grant Awards to participants who are our executive officers. In addition, Awards that are intended to be qualified as performance-based compensation as described under Section 162(m) of the Code may only be granted by a committee comprised exclusively of non-employee independent directors.

If we experience a stock dividend, reorganization or other change in our capital structure, the Compensation Committee has the discretion to adjust the number of shares available for issuance under the 2004 Plan, the outstanding Awards and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards; Performance Criteria

The Compensation Committee selects the employees and consultants who will be granted Awards under the 2004 Plan. Non-statutory stock options, restricted stock, RSUs and stock appreciation rights may be granted to employees, consultants and directors, subject to the limitations set forth in the 2004 Plan. Incentive stock options can only be granted to employees. The actual number of individuals who will receive Awards under the 2004 Plan cannot be determined in advance because the Compensation Committee has the discretion to select the participants. If stockholders approve the 2004 Plan, as amended and restated, no individual may receive Award(s) covering more than 10 million shares under the 2004 Plan in any calendar year, except that an individual may receive Award(s) covering up to 15 million shares during the first 12 months of service.

In determining whether an Award should be made, and/or the vesting schedule for any such Award, the Compensation Committee may impose whatever conditions to vesting that it determines to be appropriate. If

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Item 3—Approval of the Amendment and Restatement of the 2004 Equity Incentive Plan (continued)

stockholders approve the 2004 Plan, as amended and restated, however, no portion of any Award of stock options, SARs, RSUs or restricted stock granted after April 29, 2015, will vest before the first anniversary of the date of grant except in connection with the participant’s death, disability or termination of service, or a change of control. The Compensation Committee may provide for a vesting period of less than one-year if the shorter vesting period is set forth in the award documentation or other agreement between the participant and the Company as of the date of grant; provided, that, the maximum aggregate number of shares covered under Awards of stock options, SARs, RSUs or restricted stock granted after April 29, 2015, that are not subject to the foregoing one-year vesting requirement may not exceed five percent (5%) of the shares that may be authorized for grant under the 2004 Plan (as such authorized number of shares may be adjusted as provided under the terms of the 2004 Plan).

The Compensation Committee may decide to grant an Award only if the participant satisfies performance goals established by the Compensation Committee. The Compensation Committee may set performance periods and performance goals that differ from participant to participant. The Compensation Committee may choose performance goals based on either Company-wide or business unit results, as deemed appropriate in light of the participant’s specific responsibilities. For purposes of qualifying Awards as performance-based compensation under Section 162(m) of the Code, the Compensation Committee may (but are not required to) specify performance goals for the entire Company and/or a business unit. Currently, performance goals may be based on the following, which may be measured on a GAAP or non-GAAP basis: net income, operating income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, return on investment, return on capital, return on invested capital, return on capital compared to cost of capital, return on capital employed, return on equity, return on assets, return on net assets, total stockholder return, cash return on capitalization, revenue, revenue ratios (per employee or per customer), stock price, market share, stockholder value, net cash flow, cash flow, cash flow from operations, cash balance, cash conversion cycle, cost reductions and cost ratios (per employee or per customer), compound annual growth rate of our stock price, new product releases and strategic positioning programs, including the achievement of specified milestones or the completion of specified projects. The performance goals may differ from participant to participant and from Award to Award. Such performance goals also may (but are not required to) be based solely by reference to the performance of the individual, the Company as a whole or any subsidiary, division, business segment or business unit of the Company, or any combination thereof or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to a peer group of other companies. Unless otherwise stated, a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Compensation Committee, in its sole discretion, may provide that one or more objectively determinable adjustments will be made to one or more of the performance goals. Such adjustments may include one or more of the following: (i) items related to a change in an accounting principle, (ii) items relating to financing activities, (iii) expenses for restructuring or productivity initiatives, (iv) other non-operating items, (v) items related to acquisitions, (vi) items attributable to the business operations of any entity we acquire during the applicable performance period, (vii) items related to the disposal of a business or segment of a business, (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards, (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the applicable performance period, (x) any other items of significant income or expense which are determined to be appropriate adjustments, (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets, (xiii) items that are outside the scope of our core, on-going business activities, (xiv) items related to acquired in-process research and development, (xv) items relating to changes in tax laws, (xvi) items relating to major licensing or partnership arrangements, (xvii) items relating to asset impairment charges, (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements, or (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. To the extent that the Compensation Committee determines it to be desirable for Awards granted under the 2004 Plan to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the performance goals will be set by the Compensation Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code and the regulations thereunder.

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Item 3—Approval of the Amendment and Restatement of the 2004 Equity Incentive Plan (continued)

After the end of each performance period, a determination will be made as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual Award (if any) for each participant will be determined by the level of actual performance.

Fair Market Value Awards

Under the 2004 Plan, the Compensation Committee can make the following Fair Market Value Awards:

Stock Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Under the 2004 Plan, the Compensation Committee may grant non-statutory and incentive stock options. The Compensation Committee determines the number of shares covered by each option.

The exercise price of the shares subject to each non-statutory stock option and incentive stock option cannot be less than 100% of the fair market value of our common stock on the date of the grant. The 2004 Plan prohibits any repricing of options after their grant, other than with stockholder approval.

Any option granted under the 2004 Plan cannot be exercised until it becomes vested. The Compensation Committee establishes the vesting schedule of each option at the time of the grant. Options become exercisable at the times and on the terms established by the Compensation Committee. Options granted under the 2004 Plan expire at the times established by the Compensation Committee, but not later than ten years after the grant date.

The exercise price of each option granted under the 2004 Plan must be paid in full at the time of the exercise. The Compensation Committee may also permit payment by check, the tender of shares that are already owned by the participant, a broker-assisted cashless exercise, any combination of the foregoing or by any other means that the Compensation Committee determines to be consistent with the purpose of the 2004 Plan.

Stock Appreciation Rights. Awards of stock appreciation rights may be granted pursuant to the 2004 Plan. The Compensation Committee determines the terms and conditions of stock appreciation rights. However, no stock appreciation right may be granted with an exercise price that is less than fair market value of our common stock on the date of grant or have a term of over ten years from the date of grant. Upon exercising a stock appreciation right, the holder of such right shall be entitled to receive payment from us in an amount determined by multiplying (i) the difference between the closing price of a share of our common stock on the date of exercise and the exercise price by (ii) the number of shares with respect to which the stock appreciation right is exercised. Our obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Compensation Committee may determine. The Compensation Committee may choose to grant stock appreciation rights in tandem with the grant of stock options, such that the exercise of either the stock option or the stock appreciation right would cancel the other.

Awards to Non-Employee Directors

Non-employee directors’ initial and annual equity awards are made in the form of RSUs. See “Directors’ Compensation and Benefits,” above, for a discussion of our Outside Director Equity Compensation Policy.

Full Value Awards

Under the 2004 Plan, the Compensation Committee can make the following Full Value Awards:

Restricted Stock.  Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Compensation Committee. The purchase price for an award of restricted stock, if any, shall be determined by the Compensation Committee. The Compensation Committee determines the number of shares of restricted stock granted to any employee or consultant and any terms and conditions that must be satisfied, including vesting conditions and/or satisfaction of performance goals. Once the restricted stock is issued, voting, dividend and other rights as a stockholder will exist with respect to the restricted stock. However, the restricted stock will not be transferable until the restricted stock vests.

Restricted Stock Units.  RSUs obligate us to pay the recipient of the award a value equal to the fair market value of a specific number of shares of our common stock in the future if the terms and conditions scheduled by the Compensation Committee are satisfied. Payment under an RSU may be made in cash or in shares of our common stock. The purchase price for the shares, if any, shall be determined by the Compensation Committee. The Compensation

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Item 3—Approval of the Amendment and Restatement of the 2004 Equity Incentive Plan (continued)

Committee determines the number of shares that are subject to such RSUs and any terms and conditions that must be satisfied, including vesting conditions and/or satisfaction of performance goals. A holder of an RSU does not have any rights as a stockholder until shares of common stock, if any, are issued with respect to the RSU. Payment under an RSU will be made at a time that is permissible under or exempt from Section 409A of the Code. The Compensation Committee may permit a participant to defer the receipt of cash or shares pursuant to an RSU under the 2004 Plan. Any such deferral will be administered as determined by the Compensation Committee and in a manner that is intended to comply with Section 409A of the Code.

Change of Control

In the event of a merger or sale of substantially all of our assets, our successor will either assume or provide a substitute award for each outstanding Award. In the event our successor refuses to assume or provide a substitute award, the Compensation Committee is required to provide at least 15 days’ notice that the Award will immediately vest and become exercisable, as applicable, as to all of the shares subject to such Award, except for performance-based Awards which will not vest unless the applicable performance criteria have been achieved, and that such Award will terminate upon the expiration of such notice period. Notwithstanding the foregoing, in the event of our change of control, the Awards described under “Awards to Non-Employee Directors,” above, will immediately vest in full.

If, within one year after a change of control, a participant’s employment is terminated for any reason other than for misconduct (as defined in the 2004 Plan) or, with respect to certain participants who are executive officers, there is a constructive termination (as defined in the 2004 Plan) of their employment, all Awards held by that participant will become fully vested, except for performance-based Awards which will not vest unless the applicable performance criteria have been achieved (unless otherwise specified in the participant’s Award agreement, employment agreement or other agreement with us, see “Severance and Change in Control Arrangements,” above). A constructive termination generally occurs if the executive officer resigns because of a diminution or adverse change in his or her conditions of employment. In general, a “change of control” will be deemed to have occurred upon the acquisition of more than 20 percent of either the then-outstanding shares of our common stock or the combined voting power of our then outstanding securities, a change in the majority of the Board over a two-year period (generally excluding any new directors approved by two-thirds of the existing members of the Board), certain mergers or corporate transactions in which we are not the surviving entity, our liquidation or a sale of substantially all of our assets.

Non-Transferability of Awards

Unless determined otherwise by the Compensation Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the participant, only by the participant.

Federal Tax Aspects

The following is a general summary under current law of the material federal income tax consequences of the grant, vesting and exercise of Awards under the 2004 Plan. This summary deals with general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of Awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code. Section 409A has implications that affect traditional deferred compensation plans, as well as certain equity awards. Accordingly, additional adverse tax consequences could apply to certain equity awards as a result of Section 409A based on the terms of the equity awards or modifications that have been made to the provisions of the equity awards.

The following discussion does not purport to be complete, and does not cover, among other things, federal employment tax and state and local income and employment tax treatment of participants in the 2004 Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal investment circumstances. This summarized tax information is not tax advice.

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Item 3—Approval of the Amendment and Restatement of the 2004 Equity Incentive Plan (continued)

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted to a participant, when that option vests or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for a participant for purposes of the alternative minimum tax, unless the participant sells or otherwise disposes of the shares in the year of exercise. Gain realized on the sale of shares issued under an incentive stock option is taxable at capital gains rates, unless the participant disposes of the shares within (i) two years after the date of grant of the option or (ii) within one year of the date the shares were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year or two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the options’ exercise will be taxed at ordinary income rates. If the participant sells or otherwise disposes the shares before the end of the one-year or two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the participant recognizes on the disposition of the shares.

Non-Statutory Stock Options

No taxable income is reportable when a non-statutory stock option is granted to a participant or when the option vests. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant or when the stock appreciation right vests. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares issued would be capital gain or loss.

Restricted Stock

Generally, a participant will not have taxable income upon grant of restricted stock. Instead, he or she will recognize ordinary income, if any, at the time of vesting equal to the fair market value of the shares received (determined as of the date of vesting) minus any amount paid for the shares.

Restricted Stock Units

A participant will generally not recognize taxable income at the time of the grant of a RSU or when the RSU vests. When an award is paid (whether it is at or after the time that the award vests), the participant will recognize ordinary income. In the event of an award that is paid or settled at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered or payment is made to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code.

Gain or Loss on Sale or Disposition of Shares

In general, gain or loss from the sale or disposition of shares granted or awarded under the 2004 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Withholding

Where an award results in income subject to withholding, we may require the participant to remit the withholding amount to us or cause shares of common stock to be withheld or sold in order to satisfy the tax withholding obligations.

Tax Effect for Us

Generally we will be entitled to a tax deduction in connection with an Award under the 2004 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a non-statutory stock option), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

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Item 3—Approval of the Amendment and Restatement of the 2004 Equity Incentive Plan (continued)

Special rules under Section 162(m) of the Code limit the deductibility of compensation paid by a public company during a tax year to its chief executive officer and its other three most highly compensated executive officers (other than its chief financial officer) for that tax year. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, under Section 162(m) of the Code qualifying performance-based compensation, including income from stock options and other performance based awards, may be deductible if the conditions of Section 162(m) are met. These conditions include, among other things, stockholder approval of the material terms of the 2004 Plan as discussed above, setting limits on the number of Awards that any individual may receive and establishing performance criteria that must be met before the Award (other than certain stock options) actually will vest or be paid. The 2004 Plan has been designed to permit the Compensation Committee in its discretion to grant Awards which may qualify as performance-based for purposes of satisfying the conditions of Section 162(m) which may permit us to receive a federal income tax deduction in connection with such Awards.

Stockholder approval of the 2004 Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the 2004 Plan to qualify for the “performance-based” compensation exemption under Section 162(m), and submission of the material terms of the Amended Plan’s performance goals for stockholder approval should not be viewed as a guarantee that we will be able to deduct all compensation under the Amended Plan. Nothing in this proposal precludes us or the Compensation Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

Additionally, under the so-called “golden parachute” provisions of Section 280G of the Code, the accelerated vesting of options and benefits paid under other Awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible by us.

Amendment and Termination of the 2004 Plan and Prohibition on Repricing or Exchange of Awards Without Stockholder Approval

The Board generally may amend or terminate the 2004 Plan at any time and for any reason; provided, however, that the Board cannot reprice or otherwise exchange awards under the 2004 Plan, amend the 2004 Plan to increase the number of shares available under the 2004 Plan or change the class of employees eligible to participate in the 2004 Plan without stockholder consent. Under the terms of the 2004 Plan, the 2004 Plan will continue in effect until July 31, 2024.

New Plan Benefits

The equity awards granted under the 2004 Plan are to be made in the future and are therefore currently undeterminable. Equity awards granted under the 2004 Plan are at the discretion of the Compensation Committee which has not yet determined the future awards or recipients.

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Item 3—Approval of the Amendment and Restatement of the 2004 Equity Incentive Plan (continued)

Existing Plan Benefits

Historically, our non-employee directors have received annual equity grants under the 2004 Plan, pursuant to our Outside Director Equity Compensation Policy. See “Directors’ Compensation and Benefits” above for additional information about these equity grants.

The following table sets forth, as of February 24, 2016, summary information concerning the number of shares of our common stock subject to stock options and RSUs made under the 2004 Plan to our Named Executive Officers, director nominees, all executive officers as a group, all director nominees who are not executive officers as a group, all associates of any of such director nominees, executive officers, all other persons who received or are to receive 5% of such options or RSUs and all employees, including current officers who are not executive officers, as a group:

Name and Position	Number of Shares Underlying Option Grants (#)	Number of Shares Underlying Performance- Based Option Grants (#)(1)	Number of Shares Underlying RSU Grants (#)	Number of Shares Underlying Performance- Based RSU Grants (#)(1)
Lisa T. Su, President and Chief Executive Officer	4,813,077	—	2,252,468	3,358,968
Devinder Kumar, Senior Vice President, Chief Financial Officer and Treasurer	2,491,511	—	1,395,760	980,573
James R. Anderson, Senior Vice President and General Manager, Computing and Graphics Business Group	521,407	—	966,454	471,475
Forrest E. Norrod, Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group	948,178	—	755,012	778,063
Mark D. Papermaster, Chief Technology Officer and Senior Vice President, Technology and Engineering	1,824,440	—	1,616,471	1,109,318
Bruce L. Claflin, Director	100,000	—	728,902	—
John E. Caldwell, Director	50,000	—	351,110	—
Nora M. Denzel, Director	—	—	152,899	—
Nicholas M. Donofrio, Director	—	—	294,860	—
Martin L. Edelman, Director	—	—	171,556	—
Joseph A. Householder, Director	—	—	116,633	—
Michael J. Inglis, Director	—	—	152,899	—
Ahmed Yahia, Director	—	—	217,736	—
All current executive officers as a group (6 persons)	12,400,250		8,186,365	7,546,380
All director nominees who are not executive officers as a group (8 persons)	150,000		2,186,595	—
All associates of any of such director nominees, executive officers or directors	—	—	—	—
All other persons who received or is to receive 5% of such options or RSUs	—	—	—	—
All employees, including current officers who are not executive officers, as a group	86,396,943	1,987,108	141,092,175	11,042,264

(1)	Includes the number of shares of our common stock that could be earned assuming target achievement of the applicable performance conditions.

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Item 3—Approval of the Amendment and Restatement of the 2004 Equity Incentive Plan (continued)

Summary

We believe strongly that the approval of the amendment and restatement of the 2004 Plan is essential to our success. Awards such as those provided under the 2004 Plan constitute an important incentive for our key employees and other service providers and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the amendment and restatement of the 2004 Plan is essential for us to compete for talent in the challenging labor markets in which we operate.

Required Vote

The proposal to amend and restate the 2004 Plan requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan. Unless you indicate otherwise, your proxy will vote FOR the amendment and restatement.

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ITEM 4—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2016 EXECUTIVE INCENTIVE PLAN

Why the Board is Seeking Approval of the Amended and Restated 2016 Executive Incentive Plan

The Executive Incentive Plan was initially adopted by the Board and approved by our stockholders in 1996. The stockholders approved our Executive Incentive Plan in 2001, 2006 and 2011. We are now seeking stockholder approval of the 2016 EIP to satisfy the stockholder approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).

Section 162(m) generally limits the deductibility of compensation paid to certain executive officers of a publicly-held corporation to $1 million in any taxable year of the corporation. Certain types of compensation, including “qualified performance-based compensation,” are exempt from this deduction limitation. In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) generally requires that:

•	The compensation must be paid solely upon account of the attainment of one or more pre-established objective performance goals;

•	The performance goals must be established by a compensation committee comprised solely of two or more “outside directors”;

•	The material terms of the performance goals (including the maximum amount of compensation that could be paid to the employee) must be disclosed to and approved by the stockholders; and

•	The compensation committee of “outside directors” must certify that the performance goals have been met prior to payment.

To qualify for the exemption for qualified performance-based compensation, the stockholders must generally re-approve the material terms of the performance goals every five years. For purposes of Section 162(m), the material terms include (a) the employees eligible to receive compensation, (b) a description of the business criteria on which the performance goals may be based and (c) the maximum amount of compensation that can be paid to an employee under the performance goals. Each of these aspects of the 2016 EIP is discussed below. Our stockholders last approved the material terms of the Executive Incentive Plan’s performance goals on May 3, 2011. We are now submitting for approval in 2016 the material terms of the 2016 EIP’s performance goals, which have not changed from those that were included in the terms of the Executive Incentive Plan except that performance goals include the addition of (1) the following business criteria: (i) earnings before interest, taxes, depreciation, amortization; (ii) total stockholder return; (iii) cash balance; and (iv) cash conversion cycle, and (2) the ability to make objectively determinable adjustments to performance goals identified below.

The Committee, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals applicable to an Award. Such adjustments may include one or more of the following: (a) items related to a change in accounting principle; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the applicable performance period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the applicable performance period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments, (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; or (s) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.

Stockholder approval of the 2016 EIP under this Proposal No. 4 will be deemed to constitute approval of the material terms of the performance goals under the 2016 EIP for purposes of the stockholder approval requirements of Section 162(m).

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Item 4—Approval of the Amendment and Restatement of the 2016 Executive Incentive Plan (continued)

Stockholder approval of the material terms of the performance goals under the 2016 EIP is only one of several requirements under Section 162(m) that must be satisfied for amounts paid under the 2016 EIP to qualify for the “performance-based” compensation exemption under Section 162(m), and submission of the material terms of the 2016 EIP’s performance goals for stockholder approval should not be viewed as a guarantee that we will be able to deduct any or all compensation under the 2016 EIP. Nothing in this proposal precludes us or our Compensation Committee from making any payment or granting awards that are not intended to qualify for tax deductibility under Section 162(m).

If stockholders approve the 2016 EIP, awards will be made under the 2016 EIP in 2016 and thereafter. Our Compensation Committee places a strong emphasis on performance-based compensation, which promotes stockholder value by linking the employee’s reward to the achievement of AMD’s business strategies and goals. The purposes of the 2016 EIP are to motivate key employees to improve stockholder value by linking a portion of their cash compensation to our financial performance, reward key employees for improving our financial performance and help attract and retain key employees. The Board believes it would be in the best interests of the stockholders and the Company to approve the 2016 EIP.

The following paragraphs provide a brief summary of the principal features of the 2016 EIP and its operation. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the 2016 EIP is attached as Exhibit B to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the 2016 EIP as set forth in Exhibit B.

The 2016 EIP is administered by the Compensation Committee. The members of the Compensation Committee must qualify as “outside directors” under Section 162(m) in order for cash awards under the 2016 EIP to qualify as deductible performance-based compensation under Section 162(m). Subject to the terms of the 2016 EIP, the Compensation Committee has the sole discretion to determine the key employees who shall be granted awards, and the amounts, terms and conditions of each award. During any fiscal year no participant may receive a cash award of more than $10,000,000.

In selecting participants for the 2016 EIP, the Compensation Committee chooses our key employees who are likely to have a significant effect on our success. The actual number of employees who will receive awards under the 2016 EIP cannot be determined because eligibility for participation is in the discretion of the Compensation Committee, subject to the terms of the 2016 EIP. However, as of February 24, 2016, there were 10 employees of the Company eligible for participation in the 2016 EIP. Participation in future years will be at the discretion of the Compensation Committee, but we currently expect that a similar number of employees will participate each year, including our Chief Executive Officer.

Under the 2016 EIP, the Compensation Committee will determine the fiscal year or other performance period for measuring actual performance (the performance period). The Compensation Committee will establish (a) the performance goals that are to be monitored during the performance period and the target and/or other level of performance for each business criterion and (b) a formula for calculating a participant’s award depending on how actual performance compared to the pre-established performance goals. For awards that are intended to qualify as performance-based compensation under Section 162(m), the Compensation Committee will establish such performance goals and formulas within the time prescribed by Section 162(m). Each performance goal will relate to one or more of the following listed business criteria of the individual, the Company as a whole, any business unit of the Company, or any combination thereof, that are to be monitored for the performance period: earnings before interest, taxes, depreciation, amortization; total stockholder return; cash balance; cash conversion cycle; net income; operating income; earnings before interest and taxes; earnings per share; return on investment; return on capital; return on invested capital; return on capital compared to cost of capital; return on capital employed; return on equity; return on assets; return on net assets; stockholder return; cash return on capitalization; revenue; revenue ratios (per employee or per customer); stock price; market share; stockholder value; net cash flow; free cash flow; cash flow from operations; cost reductions and cost ratios (per employee or per customer); new product releases; strategic positioning programs, including the achievement of specified milestones or the completion of specified projects. Performance goals may be based on GAAP or non-GAAP measures as determined by the Compensation Committee and may also be based on performance relative to a peer group of companies.

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Item 4—Approval of the Amendment and Restatement of the 2016 Executive Incentive Plan (continued)

The Compensation Committee may set performance periods and performance goals that differ from participant to participant. For example, the Compensation Committee may choose performance goals based on either company-wide or business unit results, as deemed appropriate in light of the participant’s specific responsibilities. For purposes of qualifying awards as performance-based compensation under Section 162(m), the Compensation Committee may (but is not required to) specify performance goals for the entire company and/or for our business units.

After the end of each performance period, a determination will be made as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for each participant will be determined by the level of actual performance achieved. However the Compensation Committee retains discretion to eliminate or reduce the actual award payable to any participant below which otherwise would be payable under the applicable formula. Awards under the 2016 EIP generally will be payable in cash after the end of the performance period during which the award was earned. The Compensation Committee may make exceptions to such requirement in the event of a change in control, retirement, death or disability, as determined by the Compensation Committee in its sole discretion, subject to the terms of the 2016 EIP. In the case of a retirement with respect to an award that is intended to qualify as “performance-based compensation” under Section 162(m), an exception may be made only if the performance goals for the award have been satisfied based on actual performance through the end of the performance period (or if applicable, based on actual performance through the termination date), the amount is pro-rated based on the time employed during the performance period, and the payment is made at the same time similarly situated participants receive bonuses for the performance period.

Given that payments under the 2016 EIP will be determined by comparing actual performance to the performance goals established by the Compensation Committee, it is not possible to conclusively state the amount of benefits that will be paid under the 2016 EIP for any performance period. However, during any fiscal year, no individual participant may receive a cash award of more than $10,000,000.

The Compensation Committee will be able to amend or terminate the 2016 EIP at any time and for any reason, including as required or appropriate, in order to continue the plan’s qualification under Section 162(m). Material amendments to the 2016 EIP will be subject to stockholder approval.

As discussed above, if the stockholders approve the 2016 EIP, the compensation payable under the 2016 EIP that qualifies as “performance-based compensation” under Section 162(m) will be fully deductible by us.

Required Vote

The proposal to amend and restate the 2016 EIP requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the amendment and restatement of the Advanced Micro Devices, Inc. Executive Incentive Plan. Unless you indicate otherwise, your proxy will vote FOR the amendment and restatement.

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ITEM 5—APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We are seeking an advisory vote from our stockholders to approve the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you indicate otherwise, your proxy will vote for the approval of the compensation paid to the Named Executive Officers.

The Compensation Committee, with assistance from its independent executive compensation consultant and counsel, has structured our executive compensation program to reflect our “pay-for-performance” philosophy. A significant portion of the compensation opportunities provided to the Named Executive Officers are dependent on our financial performance, which are intended to drive the creation of stockholder value. The Compensation Committee intends to continue to emphasize responsible compensation arrangements that attract, retain and motivate high caliber executive officers, motivate these executive officers to achieve our short-term and long-term business strategies and objectives and support career development and succession goals.

We have determined to hold a “say-on-pay” advisory vote every year. In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, you have the opportunity to vote “for” or “against,” or to “abstain” from voting on, the following non-binding resolution relating to executive compensation:

“Resolved, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2016 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and the narrative discussion of such proxy statement.”

In deciding how to vote on this proposal, you are encouraged to consider our executive compensation philosophy and objectives and the elements of our executive compensation program, as contained in “Compensation Discussion and Analysis” above, as well as the following principles of our executive compensation program and other information:

•

Pay-for-Performance is Important. The Compensation Committee places a strong emphasis on performance-based compensation. To this end, approximately 90% of Dr. Su’s and 83% of the other Named Executive Officer’s, (excluding Mr. Anderson, who began employment in May 2015), aggregate total direct compensation opportunity (i.e., base salary, annual target cash performance bonus opportunity and target value of annual long-term equity awards, but excluding special retention awards, non-recurring new hire awards and promotional awards) for 2015 was in the form of a cash performance bonus and long-term equity awards.

•

Claw-Back Provisions and Policies in Effect. In addition to the adoption of other related policies, the Compensation Committee has implemented “claw-back” provisions and policies applicable to equity awards granted since May 2010 to employees at or above the senior vice president level, which includes all of the Named Executive Officers.

•

Pay Practices Aligned with Sound Risk Management. The Compensation Committee endeavors to structure our executive compensation program to motivate and reward the Named Executive Officers for appropriately balancing opportunity and risk, such as investing in key initiatives designed to advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking. In connection with the Compensation Committee’s review of our compensation policies and practices for all employees in general, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

•

Stock Ownership Guidelines in Effect. Our stock ownership requirements are designed to increase the Named Executive Officers’ stakes in us and to align their interest more closely with those of our stockholders. As of December 26, 2015, each of the Named Executive Officers were on track to comply with our stock ownership guidelines.

•

Policies Intended to Comport to Best Practices with respect to Change in Control Payments in Effect. During fiscal 2015, the Compensation Committee continued to adhere to the executive compensation policies it previously adopted, namely, the Compensation Committee will not approve any change in control arrangement that provides for excise tax gross-ups or cash severance payments in excess of (i) two times the

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Item 5—Approval on a Non-binding, Advisory Basis of the Compensation of Our Named Executive Officers (“Say-on-Pay”) (continued)

sum of the executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which termination occurs.

Required Vote

Approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or us, the Board and the Compensation Committee values the opinions of our stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding our executive compensation program. Unless the Board or the Compensation Committee modifies the determination on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at our 2017 Annual Meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you indicate otherwise, your proxy will vote FOR the approval of the compensation paid to the Named Executive Officers.

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INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the information in the “Compensation and Leadership Resources Committee’s Report” and “Audit and Finance Committee Report” of this proxy statement will not be incorporated by reference into any such filings, nor will it be deemed to be soliciting material or deemed filed with the SEC under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended. In addition, information contained on our Web site is not incorporated by reference in, or considered to be a part of, this proxy statement.

AVAILABLE INFORMATION

Our Annual Report, which includes our audited financial statements for the fiscal year ended December 26, 2015, has accompanied this proxy statement. You may also access a copy of our Annual Report at www.proxyvote.com and on the Investor Relations pages of our Web site at www.amd.com or ir.amd.com. Upon your request, we will provide, without any charge, a copy of our most recent Annual Report on Form 10-K filed with the SEC. Requests should be directed to our Corporate Secretary at Advanced Micro Devices, Inc., One AMD Place, Sunnyvale, California 94088 or by email to Corporate.Secretary@amd.com.

Important notice regarding Internet availability of proxy materials: This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 26, 2015 are available at www.proxyvote.com and on the Investor Relations pages of our Web site at www.amd.com or ir.amd.com.

AMD, the AMD arrow logo and combinations thereof are either trademarks or registered trademarks of Advanced Micro Devices, Inc. Other product and company names used in this publication are for identification purposes only and may be trademarks of their respective companies.

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Exhibit A

ADVANCED MICRO DEVICES, INC.

2004 EQUITY INCENTIVE PLAN

(Amendment and Restatement Adopted by the Board of Directors on March 22, 2006)

(Approved by the Stockholders on May 5, 2006)

(Amendment Adopted by the Board of Directors on October 13, 2006)

(Second Amendment and Restatement Adopted by the Board of Directors on February 26, 2009)

(Approved by Stockholders on May 7, 2009)

(Third Amendment and Restatement Adopted by the Board of Directors on March 5, 2010)

(Approved by Stockholders on April 29, 2010)

(Fourth Amendment and Restatement Adopted by the Board of Directors on March 14, 2012)

(Approved by Stockholders on May 10, 2012)

(Fifth Amendment and Restatement Adopted by the Board of Directors on March 16, 2013)

(Approved by Stockholders on July 12, 2013)

(Sixth Amendment and Restatement Adopted by the Board of Directors on March 19, 2014)

(Approved by Stockholders on May 8, 2014)

(Seventh Amendment and Restatement Adopted by the Board of Directors on February 12, 2015)

(Approved by Stockholders on April 29, 2015)

(Eighth Amendment and Restatement Adopted by the Board of Directors on February 12, 2016)

1.	Purposes of the Plan. The purposes of this 2004 Equity Incentive Plan (the “Plan”) are:

•	to attract and retain the best available personnel,

•	to compete effectively for the best personnel, and

•	to promote the success of the Company’s business by motivating Employees, Directors and Consultants to superior performance.

Awards granted under the Plan may be Nonstatutory Stock Options (NSOs), Incentive Stock Options (ISOs), Stock Appreciation Rights (SARs), Restricted Stock, or Restricted Stock Units (RSUs), as determined by the Administrator at the time of grant.

2.	Definitions. As used herein, the following definitions shall apply:

(a)	“Administrator” means the Board or any of its delegates, including committees, administering the Plan, in accordance with Section 4 of the Plan.

(b)	“Affiliate” means any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of thirty percent (30%) or more; provided, however, that with respect to Awards granted on or after May 5, 2006 “Affiliate” shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

(c)	“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)	“Award” means, individually or collectively, a grant under the Plan of NSOs, ISOs, SARs, Restricted Stock, or RSUs.

(e)	“Award Documentation” means any written agreement or documentation published by the Company setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Documentation is subject to the terms and conditions of the Plan.

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Exhibit A (continued)

(f)	“Awarded Stock” means the Common Stock subject to an Award.

(g)	“Board” means the Board of Directors of the Company or its delegate.

(h)	“Change of Control” Unless otherwise defined in Award Documentation or a Participant’s employment agreement, the term “Change of Control” shall mean any of the following events:

(i)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities;

(ii)	during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose appointment, election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(iii)	there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

(iv)	the stockholders of the Company approve a plan of complete liquidation of the Company and such plan of complete liquidation of the Company is consummated or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing: (y) unless otherwise provided in a Participant’s employment agreement, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (z) unless otherwise provided in a Participant’s employment agreement, “Change of Control” shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

(i)	“Code” means the Internal Revenue Code of 1986, as amended.

(j)	“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

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Exhibit A (continued)

(k)	“Common Stock” means the common stock of the Company.

(l)	“Company” means Advanced Micro Devices, Inc., a Delaware corporation.

(m)	“Constructive Termination” shall mean a resignation by a Participant who has been selected by the Board as a corporate officer of the Company due to diminution or adverse change in the circumstances of such Participant’s service as such a corporate officer, as determined in good faith by the Participant; including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company (or successor to the Company), and such termination shall be deemed to occur on the date such notice is so delivered.

(n)	“Consultant” means any natural person, including an advisor, engaged by the Company or Affiliate to render services to such entity.

(o)	“Director” means a member of the Board of Directors of Advanced Micro Devices, Inc.

(p)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(q)	“Employee” means any person, including Officers and Directors, who is an employee of the Company or any Affiliate. An Employee shall not cease to be treated as an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, or any successor corporation. Neither service as a Director nor payment of a director’s fee by the Company or any Affiliate shall be sufficient to constitute status as an Employee.

(r)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported by Bloomberg.com or such other source as the Administrator deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for such date, or if no bid or asked prices were reported for such date, then the bid and asked prices on the date immediately prior to such date during which bid and asked prices were reported; or

(iii)	In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator.

(t)	“Incentive Stock Option” or “ISO” means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)	“Independent Director” means a Director of the Company who is not also an Employee of the Company and who qualifies as an “outside director” for purposes of Section 162(m) of the Code, and/or as a “Non-Employee Director” for purposes of Section 16(b) of the Exchange Act.

(v)	“Misconduct” means a Participant is determined by the Administrator to have:

(i)	committed an act of theft, embezzlement, fraud, dishonesty or other criminal act,

(ii)	breached a fiduciary duty owed to the Company (or Affiliate),

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(iii)	deliberately disregarded rules of the Company (or Affiliate),

(iv)	made any unauthorized disclosure of any of the trade secrets or confidential information of the Company (or Affiliate),

(v)	engaged in any conduct constituting unfair competition with the Company (or Affiliate),

(vi)	induced any customer of the Company (or Affiliate) to break any contract with the Company (or Affiliate), or

(vii)	induced any principal for whom the Company (or Affiliate) acts as agent to terminate such agency relationship

(w)	“Nonstatutory Stock Option” or “NSO” means an Option not intended to qualify as an Incentive Stock Option.

(x)	“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Documentation.

(y)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)	“Option” means an NSO or ISO granted pursuant to Section 8 of the Plan.

(aa)	“Option Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(bb)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc)	“Participant” means the holder of an outstanding Award granted under the Plan.

(dd)

“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement, measured on a generally accepted accounting principles (GAAP) or non-GAAP basis, relating to net income, operating income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, return on investment, return on capital, return on invested capital, return on capital compared to cost of capital, return on capital employed, return on equity, return on assets, return on net assets, total shareholder return, cash return on capitalization, revenue, revenue ratios (per employee or per customer), stock price, market share, shareholder value, net cash flow, cash flow, cash flow from operations, cash balance, cash conversion cycle, cost reductions and cost ratios (per employee or per customer), new product releases and strategic positioning programs, including the achievement of specified milestones or the completion of specified projects. The Performance Goals may differ from Participant to Participant and from Award to Award. Such Performance Goals also may (but is not required to) be based solely by reference to the performance of the individual, the Company as a whole or any subsidiary, division, business segment or business unit of the Company, or any combination thereof or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to a peer group of other companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the applicable performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the applicable performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, such Performance Goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

(ee)	“Plan” means this Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, as amended and restated.

(ff)	“Restricted Stock” means shares of Common Stock granted pursuant to Section 10 of the Plan that are subject to vesting, if any, based on continuing as a Service Provider and/or based on Performance Goals.

(gg)	“Restricted Stock Unit” or “RSU” means an Award, granted pursuant to Section 11 of the Plan.

(hh)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii)	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option that is granted pursuant to Section 9 of the Plan.

(jj)	“Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)	“Service Provider” means an Employee, Director or Consultant; subject to the limitations in Section 12 of the Plan with regard to Awards granted to Outside Directors.

(ll)	“Share” means each share of Common Stock reserved under the Plan or subject to an Award, and as adjusted in accordance with Section 15(a) of the Plan.

(mm)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan.

(a)	Reserve. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is ~~189,150,000~~ 227,150,000 Shares plus: (i) the number of shares of Common Stock reserved under the Company’s the 1995 Stock Plan of NexGen, Inc., 1996 Stock Incentive Plan, the 1998 Stock Incentive Plan and the 2000 Stock Incentive Plan (the “Prior Plans”) that are not subject to outstanding awards under the Prior Plans on April 29, 2004 (the “Effective Date”), and (ii) the number of shares of Common Stock that are released from, or reacquired by the Company from, awards outstanding under the Prior Plans at the Effective Date. Shares reserved under this Plan that correspond to shares of Common Stock covered by part (ii) of the immediately preceding sentence shall not be available for grant and issuance pursuant to this Plan except as such shares of Common Stock cease to be subject to such outstanding awards, or are repurchased at the original issue price by the Company, or are forfeited. The Shares may be authorized, but unissued, or reacquired Common Stock.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(b)	Reissuance. If Shares are: (i) subject to an Award that terminates without such Shares being issued, or (ii) issued pursuant to an Award, but are repurchased at the original issue price by the Company, or (iii) forfeited; then such Shares will again be available for grant and issuance under this Plan. At all times the Company will reserve and keep available the number of Shares necessary to satisfy the requirements of all Awards then vested and outstanding under this Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3(b), no Shares may again be optioned, granted or awarded if such action would cause an ISO to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)	Non-Reissuance. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Shares authorized for grant under this Section 3: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award and (iii) Shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR.

4.	Administration of the Plan.

(a)	Procedure.

(i)	Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption of “performance-based compensation” under Section 162(m) of the Code and related regulations.

(ii)	Rule 16b-3. To the extent that the Administrator determines it to be desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)	Other Administration. Other than as provided above, the Plan shall be administered by the Administrator in a manner to satisfy Applicable Laws.

(b)	Powers of the Administrator. Subject to the provisions of the Plan, including, without limitation Section 17, and in the case of a Board delegate, subject to the specific duties delegated by the Board to such Board delegate, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value as defined above;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)	to approve forms of agreement and documentation for use under the Plan;

(v)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised (which may be based on performance criteria), transferability, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(viii)	to modify or amend each Award (subject to Section 17 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs;

(ix)	to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	to ensure that all Awards granted pursuant to the Plan comply with or are exempt from the provisions of Section 409A of the Code; and

(xii)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants.

5.	Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may only be granted to employees of the Company and any Parent or Subsidiary of the Company.

6.	Limitations on Awards.

(a)	No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing their relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause or to adjust the compensation of any Participant.

(b)	Vesting; Exercise; Rights as a Stockholder; Effect of Exercise.

(i)	Any Award granted hereunder shall be exercisable or vest according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Documentation, including, without limitation, Participant’s continuous status as a Service Provider and/or Participant’s satisfaction of Performance Goals. Notwithstanding any other provision of the Plan to the contrary, Awards of Options, SARs, Restricted Stock Units and Restricted Stock granted after April 29, 2015, shall not vest earlier than the date that is one year following the date the Award is made; provided, however, that, notwithstanding the foregoing, (A) the Administrator may provide that such vesting restrictions may lapse or be waived upon the Participant’s death, Disability or termination of service, or upon a Change of Control, and (B) Awards of Options, SARs, Restricted Stock Units and Restricted Stock granted after April 29, 2015, that result in the issuance of an aggregate of up to five percent (5%) of the Shares that may be authorized for grant under Section 3(a) of the Plan (as such authorized number of Shares may be adjusted as provided under the terms of the Plan) may be granted to any one or more Participants without respect to such minimum vesting provision. The vesting schedule shall be set forth in the Award Agreement.

(ii)

An Award may not be exercised for a fraction of a Share. An Award shall be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Documentation) from the person entitled to exercise the Award. The Participant must remit to the Company full payment for the Shares with respect to which the Award is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Documentation and the Plan.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and Participant’s spouse, or after the death of the Participant in the name of the Participant’s beneficiaries or heirs or as directed by the executor of Participant’s estate under Applicable Laws.

(iii)	Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised or vests. No adjustment of an Award will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15(a) of the Plan or specified in such Award’s Award Documentation.

(iv)	Exercising an Award in any manner that results in the issuance of Shares shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Award, by the number of Shares as to which the Award is exercised.

(c)	Misconduct. If a Participant is determined by the Administrator to have committed Misconduct then, unless otherwise provided in a Participant’s agreement for services as a Service Provider, neither the Participant, the Participant’s estate nor such other person who may then hold any Award granted to the Participant shall be entitled to exercise any such Award with respect to any Shares, after termination of status as a Service Provider, whether or not the Participant may receive from the Company (or Affiliate) payment for: vacation pay, services rendered prior to termination, services rendered for the day on which termination occurs, salary in lieu of notice, or any other benefits. In making such determination, the Administrator shall give the Participant an opportunity to present evidence to the Administrator. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, termination of status as a Service Provider shall be deemed to occur on the date when the Company (or Affiliate) dispatches notice or advice to the Participant that status as a Service Provider is terminated.

(d)	162(m) Limitations.

(i)	Except in connection with his or her initial service, no Service Provider shall be granted, in any calendar year, Awards covering in the aggregate more than 10,000,000 Shares.

(ii)	In connection with his or her initial service, a Service Provider may be granted Awards covering in the aggregate up to 15,000,000 Shares in the first twelve (12) months of such Service Provider’s service, rather than the limit set forth in subsection (i) above.

(iii)	The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(iv)	If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 15(b), the cancelled Award will be counted against the limits set forth in subsections (i) and (ii) above.

(e)	Tax Withholding.

(i)	Where, in the opinion of counsel to the Company, the Company has or will have an obligation to withhold foreign, federal, state or local taxes relating to the exercise of any Award, the Administrator may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company. With respect to the exercise of an Award, the Company may require the payment of such taxes before Shares deliverable pursuant to such exercise are transferred to the holder of the Award.

(ii)	With respect to the exercise of an Award, a Participant may elect (a “Withholding Election”) to pay the minimum statutory withholding tax obligation by the withholding of Shares from

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

the total number of Shares deliverable pursuant to the exercise of such Award, or by delivering to the Company a sufficient number of previously acquired shares of Common Stock, and may elect to have additional taxes paid by the delivery of previously acquired shares of Common Stock, in each case in accordance with rules and procedures established by the Administrator. Previously owned shares of Common Stock delivered in payment for such additional taxes may be subject to conditions as the Administrator may require. The value of each Share withheld, or share of Common Stock delivered, shall be the Fair Market Value per share of Common Stock on the date the Award becomes taxable. All Withholding Elections are subject to the approval of the Administrator and must be made in compliance with rules and procedures established by the Administrator.

7.	Term of Plan. The Plan shall continue in effect until July 31, 2024, unless terminated earlier under Section 17 of the Plan.

8.	Options.

(a)	Term of Options. The term of each Option shall be not greater than ten (10) years from the date it was granted.

(b)	Option Exercise Price and Consideration.

(i)	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(ii)	In the case of an ISO granted to any Employee who, at the time the ISO is granted owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(iii)	In the case of an ISO granted to any Employee other than an Employee described in subsection (ii) immediately above, the per Share price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

(iv)	In the case of a NSO, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(v)	The exercise price for the Shares to be issued pursuant to an already granted Option may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(c)	Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i)	Check;

(ii)	other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iii)	broker-assisted cashless exercise; or

(iv)	any combination of the foregoing methods of payment; or

(v)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(d)	Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s Option may be exercised within the period of time specified in the Option Agreement to the extent that the Option is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the Option) not to exceed five (5) years (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified period of time in the Plan or the Award Documentation, the Option shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s Option is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s Option is not fully exercised within the time specified, then the unexercised Shares covered by such Option shall revert to the Plan and such Option shall terminate.

(e)	Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the Option, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an Option by reason of the Participant’s death or Disability.

(f)	Events Not Deemed Terminations: Unless otherwise provided in a Participant’s agreement for services as a Service Provider, such Participant’s status as a Service Provider shall not be considered interrupted in the case of (i) a leave of absence (approved by the Administrator) by a Participant who intends throughout such leave to return to providing services as a Director, Employee, or Consultant; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Administrator, provided such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or among the Company and its Affiliates. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on a leave described in subparts (i) through (v) above and/or resumption of vesting on return from such leave as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option.

(g)	ISO Rules. The Option Agreement for each ISO shall contain a statement that the Option it documents is an ISO. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which all ISOs held by a Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, such excess Shares shall be treated as Shares subject to an NSO. For purposes of this Section 8(g), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares subject to an ISO shall be determined as of the time the ISO with respect to such Shares is granted.

(h)	Buyout Provisions. Subject to Section 8(b)(v), the Administrator may offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an Option with a per share exercise price that is greater than Fair Market Value on the date of such offer.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

9.	Stock Appreciation Rights.

(a)	Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)	Exercise Price and other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. In the case of an SAR, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(c)	Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	the number of Shares with respect to which the SAR is exercised.

(d)	Payment upon Exercise of SAR. At the discretion of the Administrator, payment for an SAR may be in cash, Shares or a combination thereof.

(e)	SAR Agreement. Each SAR grant shall be evidenced by Award Documentation (a “SAR Agreement”) that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f)	Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Documentation.

(g)	Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s SAR may be exercised within the period of time specified in the SAR Agreement to the extent that the SAR is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the SAR) not to exceed five (5) years (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified period of time in the Plan or the SAR Agreement, the SAR shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s SAR is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s SAR is not fully exercised within the time specified, then the unexercised Shares covered by such SAR shall revert to the Plan and such SAR shall terminate.

(h)	Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the SAR, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the SAR to the extent the Participant was entitled to exercise such SAR on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the SAR), provided the actual date of exercise is in no event after the expiration of the term of the SAR. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an SAR by reason of the Participant’s death or Disability.

ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement    A-11

2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(i)	Events Not Deemed Terminations. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, such Participant’s status as a Service Provider shall not be considered interrupted in the case of (i) a leave of absence (approved by the Administrator) by a Participant who intends throughout such leave to return to providing services as a Director, Employee, or Consultant; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Administrator, provided such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or among the Company and its Affiliates. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the SAR while on a leave described in subparts (i) through (v) above and/or resumption of vesting on return from such leave as it may deem appropriate, except that in no event shall a SAR be exercised after the expiration of the term set forth in the SAR.

(j)	Buyout Provisions. Subject to Section 9(b), the Administrator may offer to buy out for a payment in cash or Shares an SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an SAR with a per share exercise price that is greater than Fair Market Value on the date of such offer.

10.	Restricted Stock.

(a)	Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Award granted to any Participant, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Once the Shares are issued, voting, dividend and other rights as a stockholder shall exist with respect to Restricted Stock.

(b)	Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock is granted. Any certificates representing the Restricted Stock shall bear such legends as shall be determined by the Administrator.

(c)	Restricted Stock Award Documentation. Each Restricted Stock grant shall be evidenced by Award Documentation (a “Restricted Stock Award Documentation”) that shall specify the purchase price (if any) and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine.

11.	Restricted Stock Units.

(a)	Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to each Restricted Stock Units Award, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Restricted Stock Units.

(b)

Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock Units

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

granted under the Plan. Restricted Stock Units Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock Units Award is granted. Restricted Stock Units shall be denominated in units with each unit equivalent to one Share for purposes of determining the number of Shares subject to any Restricted Stock Units Award.

(c)	Restricted Stock Units Agreement. Each Restricted Stock Units grant shall be evidenced by Award Documentation (a “Restricted Stock Units Agreement”) that shall specify the purchase price, if any, and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine. Each Restricted Stock Units Agreement shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. A Restricted Stock Units Agreement may provide for dividend equivalent units.

(d)	Settlement. Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination, as determined by the Administrator and may be settled in a lump sum or in installments. Distribution to a Participant of an amount (or amounts) from settlement of vested Restricted Stock Units may be deferred to a date after settlement as determined by the Administrator and in such manner as shall comply with Section 409A of the Code. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to the Plan. Notwithstanding the foregoing, settlement of vested Restricted Stock Units held by Participants who are residents of Canada or employed in Canada may be made only in the form of Shares.

12.	Awards to Outside Directors. Notwithstanding anything herein to the contrary, the grant of any Award to a Director who is not also an Employee (an “Outside Director”) shall be made by the Board pursuant to a written non-discretionary formula established by the Board (the “Outside Director Equity Compensation Policy”). The Outside Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Outside Directors, the number of shares of Common Stock to be subject to Outside Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Board determines in its discretion. Notwithstanding the terms of the Outside Director Equity Compensation Policy, the aggregate grant date fair value for financial reporting purposes of Awards granted during a calendar year to an Outside Director as compensation for his or her services as a Director, taken together with the cash fees paid during the calendar year to the Outside Director as compensation for his or her services as a Director, shall not exceed (a) $500,000 in total value in the case of an Outside Director other than the Chairman of the Board, and (b) $1,000,000 in total value in the case of the Chairman of the Board. For the avoidance of doubt, Awards granted to Outside Directors shall be subject to all of the other limitations set forth in the Plan.

13.	Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. Notwithstanding the foregoing, in no event may an Award be sold, pledged, assigned, hypothecated, transferred, or disposed of for consideration absent stockholder approval. If the Administrator makes an Award transferable in accordance with this Section 13, the Award Documentation for such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

14.	Reserved.

15.	Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)

Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, in each case as set forth in Section 3, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) annual share issuance limits

ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement    A-13

2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

under Section 6(d) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested an Award will terminate immediately prior to the consummation of such proposed action.

(c)	Merger or Asset Sale. In the event of a merger of the Company with or into another corporation (as such merger is described in Section 2(h) herein), or the sale of substantially all of the assets of the Company (as such sale is described in Section 2(h) herein), each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or related corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to fully exercise the Awards and all forfeiture restrictions on any or all of such Awards shall lapse, including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this subsection, the Award shall be considered assumed if, following such merger or sale of assets, the Award confers the right to purchase or receive, for each Share of Awarded Stock subject to the Award immediately prior to such merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in such merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in such merger or sale of assets is not solely common stock of the successor corporation or related corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Awarded Stock subject to the Award, to be solely common stock of the successor corporation or related corporation equal in fair market value to the per share consideration received by holders of Common Stock in such merger or sale of assets.

(d)

Change of Control. Unless otherwise provided in a Participant’s agreement for services as an employee of the Company, if, within one year after a Change of Control has occurred, such Participant’s status as an employee of the Company is terminated by the Company (including for this purpose any successor to the Company due to such Change of Control and any employer that is an Affiliate of such successor) for any reason other than for Misconduct or, if applicable, terminated by such Participant as a Constructive Termination, then all Awards held by such Participant shall become

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

fully vested for exercise upon the date of termination of such status, irrespective of the vesting provisions of such Participant’s Award Documentations.

(e)	Other Terms.

(i)	The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(ii)	With respect to Awards which are granted to “covered employees” within the meaning of Section 162(m) of the Code and are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, no adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as performance-based compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16(b) or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(iii)	The existence of the Plan, the Award Documentation and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(iv)	No action shall be taken under this Section 15 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

16.	Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each recipient within a reasonable time after the date of such grant. The date of grant of an Option or SAR shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable.

17.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)

Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and shall obtain stockholder approval for any amendment to the Plan to increase the number of shares available under the Plan, to change the class of employees eligible to participate in the Plan, to permit the Administrator to grant Options and SARs with an exercise price that is below Fair Market Value on the date of grant, to permit the

ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement    A-15

2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

Administrator to extend the exercise period for an Option or SAR beyond ten years from the date of grant, or to provide for additional material benefits under the Plan.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18.	Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under Applicable Laws. The Company will be under no obligation to register the Shares with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

(b)	Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or the cash equivalent thereof), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or the cash equivalent thereof) as to which such requisite authority shall not have been obtained.

20.	Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.	Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date of adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

22.

Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Documentation evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Documentations shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Accordingly, with respect to an Award that the Administrator determines is subject to Section 409A of the Code, (a) termination of services as a Service Provider shall be determined based on the principles under Section 409A of the Code regarding a separation from service, (b) if the Change of Control definition contained in the Award Documentation does not comport with the definition of “change of control” for purposes of a distribution under Section 409A of the Code, then any payment due under such Award shall be delayed until the earliest time that such payment would be permitted under Section 409A of the Code and (c) if the Administrator determines that the Participant granted such Award is a “specified employee” as defined under Section 409A of the Code, then any

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

payment due under such Award upon the Participant’s separation from service shall not be paid until the first business day following the date that is 6 months following the date of the Participant’s separation from service. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Documentation or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement    A-17

2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit B

Advanced Micro Devices, Inc.

Executive Incentive Plan

(Amendment and Restatement Approved by the Board of Directors on February 12, 2016)

1.	Purposes.

The purposes of the Advanced Micro Devices, Inc. (“AMD”) Executive Incentive Plan are to motivate the Company’s key employees to improve stockholder value by linking a portion of their cash compensation to the Company’s financial performance, reward key employees for improving the Company’s financial performance, and help attract and retain key employees. The Plan is intended to permit the payment of bonuses that qualify as performance-based compensation under Section 162(m) of the Code.

2.	Definitions.

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

A.	“Award” means, with respect to each Participant, any cash incentive payment made under the Plan for a Performance Period, including Awards that qualify as performance-based compensation under Section 162(m) of the Code.

B.	“Code” means the Internal Revenue Code of 1986, as amended.

C.	“Committee” means the Compensation and Leadership Resources Committee of AMD’s Board of Directors, or such other committee designated by that Board of Directors, which is authorized to administer the Plan under Section 3 hereof. With respect to payments hereunder intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee shall be comprised solely of two or more directors who are “outside directors” under Section 162(m) of the Code.

D.	“Company” means AMD and any corporation or other business entity of which AMD (i) directly or indirectly has an ownership interest of 50% or more, or (ii) has a right to elect or appoint 50% or more of the board of directors or other governing body.

E.	“Key Employee” means any employee of the Company whose performance the Committee determines can have a significant effect on the success of the Company.

F.	“Participant” means any Key Employee to whom an Award is granted under the Plan.

G.	“Performance Period” means any fiscal year of the Company or such other period as determined by the Committee.

H.	“Plan” means this Plan, which shall be known as the AMD Executive Incentive Plan.

3.	Administration.

A.	The Plan shall be administered by the Committee. Subject to the requirements for qualifying payments hereunder as performance-based compensation under Section 162(m) of the Code, the Committee shall have the authority to:

(i)	interpret and determine all questions of policy and expediency pertaining to the Plan;

(ii)	adopt such rules, regulations, agreements and instruments as it deems necessary for its proper administration;

ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement    B-1

2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit B (continued)

(iii)	select Key Employees to receive Awards;

(iv)	determine the terms of Awards;

(v)	determine amounts subject to Awards (within the limits prescribed in the Plan);

(vi)	determine whether Awards will be granted in replacement of or as alternatives to any other incentive or compensation plan of the Company or an acquired business unit;

(vii)	grant waivers of Plan or Award conditions (other than Awards intended to qualify as performance-based compensation under Section 162(m) of the Code);

(viii)	accelerate the payment of Awards (but with respect to Awards intended to qualify as performance-based compensation under Section 162(m) of the Code, only as permitted under that Section);

(ix)	correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award notice;

(x)	take any and all other actions it deems necessary or advisable for the proper administration of the Plan;

(xi)	adopt such Plan procedures, regulations, subplans and the like as it deems are necessary to enable Key Employees to receive Awards; and

(xii)	amend the Plan at any time and from time to time, provided however that no amendment to the Plan shall be effective unless approved by the Company’s stockholders, to the extent such stockholder approval is required under Section 162(m) of the Code.

B.	The Committee may delegate its authority to grant and administer Awards to a separate committee; however, only the Committee may grant and administer Awards which are intended to qualify as performance-based compensation under Section 162(m) of the Code.

4.	Eligibility.

Only Key Employees as designated by the Committee are eligible to become Participants in the Plan. No person shall be automatically entitled to participate in the Plan.

5.	Performance Goals.

A.	The Committee shall set forth in writing objectively determinable performance goals (“Performance Goals”) applicable to a Participant for a Performance Period prior to the commencement of such Performance Period, provided, however, that such goals may be established after the start of the Performance Period but, with respect to an Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code, in no event later than the latest time permitted by Section 162(m) of the Code with respect to any payments intended to qualify as performance-based compensation under Section 162(m) of the Code (generally, no later than the earlier of (i) 90 days after the commencement of the Performance Period or (ii) the lapse of 25% of the Performance Period, and in any event while the outcome is substantially uncertain) (the “162(m) Determination Date”).

B.	Each Performance Goal shall relate to one or more of the following business criteria ~~of the individual, the Company as a whole, any business unit of the Company, or any combination thereof, that are to be monitored during the fiscal year (or Performance Period)~~:

•	Net income

•	Operating income

•	Earnings before interest and taxes

•	Earnings before interest, taxes, depreciation and amortization

•	Earnings per share

•	Return on investment

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit B (continued)

•	Return on capital

•	Return on invested capital

•	Return on capital compared to cost of capital

•	Return on capital employed

•	Return on equity

•	Return on assets

•	Return on net assets

•	Total stockholder return

•	Stockholder return

•	Cash return on capitalization

•	Revenue

•	Revenue ratios (per employee or per customer)

•	Stock price

•	Market share

•	Stockholder value

•	Net cash flow

•	Cash flow

•	Cash flow from operations

•	Cash balance

•	Cash conversion cycle

•	Cost reductions and cost ratios (per employee or per customer)

•	New product releases

•	Strategic positioning programs, including the achievement of specified milestones or the completion of specified projects.

~~Goals may be based on GAAP or non-GAAP measures as determined by the Committee and may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).~~

C.

A Performance Goal applicable to an Award may provide for a targeted level or levels of achievement measured on a GAAP or non-GAAP basis, as determined by the Committee. A Performance Goal also may (but is not required to) be based solely by reference to the performance of the individual, the Company as a whole or any subsidiary, division, business segment or business unit of the Company, or any combination thereof or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to a peer group of other companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals applicable to an Award. Such adjustments may include one or more of the following: (a) items related to a change in accounting principle; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the applicable performance period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit B (continued)

occurring during the applicable performance period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments, (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; or (s) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.

D.	With respect to an Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code, on or prior to the 162(m) Determination Date, the Committee shall establish in writing a bonus formula specifying the target level and/or other level(s) of performance that must be achieved with respect to each criterion that is identified in a Performance Goal in order for an Award to be payable and shall, for each Participant, establish in writing a target (and/or other level(s)) Award payable under the Plan for the Performance Period upon attainment of the Performance Goals.

E.	In the event Performance Goals are based on more than one business criterion, the Committee may determine to make Awards upon attainment of the Performance Goal relating to any one or more of such criteria, provided the Performance Goals, when established, are stated as alternatives to one another at the time the Performance Goal is established.

6.	Awards.

A.	During any fiscal year of the Company, no Participant shall receive an Award of more than $10,000,000.

B.	No Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code shall be paid to a Participant unless and until the Committee makes a certification in writing with respect to the attainment of the Performance Goals to the extent required by Section 162(m) of the Code. Although the Committee may in its sole discretion eliminate or reduce an Award payable to a Participant pursuant to the applicable bonus formula, the Committee shall have no discretion to increase the amount of a Participant’s Award as determined under the applicable bonus formula.

C.	Unless otherwise directed by the Committee, each Award shall be paid on the March 15 immediately following the end of the Performance Period to which such Award relates.

D.	The payment of an Award requires that the Participant be on the Company’s payroll as of the date of payment of the Award. Subject to the requirements for qualifying payments hereunder as performance-based compensation under Section 162(m) of the Code, the Committee may make exceptions to this requirement in the case of change in control, retirement, death or disability, as determined by the Committee in its sole discretion, provided, however, in the case of retirement under an Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code, an exception may be made by the Committee only if the performance goals for such qualifying payments have been satisfied based on actual performance through the end of the Performance Period (or if applicable, based on actual performance through the termination date), the amount is pro-rated based on the time employed during the Performance Period, and the payment is made at the same time similarly situated participants receive bonuses for such Performance Period.

E.	The Company shall withhold all applicable federal, state, local and foreign taxes required by law to be paid or withheld relating to the receipt or payment of any Award.

F.	At the discretion of the Committee, payment of an Award or any portion thereof may be deferred under a nonqualified deferred compensation plan maintained by the Committee until a time established by the Committee and in accordance with the terms of such plan.

B-4    ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement

2016 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit B (continued)

7.	General.

A.	No Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code shall be paid under the Plan unless and until the Company’s stockholders shall have approved the Plan and the business criteria set forth above as required by Section 162(m) of the Code. So long as the Plan shall not have been previously terminated by the Company, it shall be resubmitted for approval by the Company’s stockholders in the fifth year after it shall have first been approved by the Company’s stockholders, and no later than every fifth year thereafter. In addition, the Plan shall be resubmitted to the Company’s stockholders for approval as required by Section 162(m) of the Code if it is amended in any way that changes the material terms of the Plan, including by materially modifying the business criteria set forth above, increasing the maximum Award payable under the Plan or changing the Plan’s eligibility requirements.

B.	Any rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except by will or the laws of descent and distribution. No Participant may create a lien on any funds or rights to which he or she may have an interest under the Plan, or which is held by the Company for the account of the Participant under the Plan.

C.	Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company. Further, the adoption of this Plan shall not be deemed to give any Key Employee or other individual the right to be selected as a Participant or to be granted an Award.

D.	The Plan shall constitute an unfunded, unsecured obligation of the Company to make bonus payments from its general assets in accordance with the provisions of the Plan. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

E.	The Plan shall be governed by and construed in accordance with the laws of the State of California.

F.	The Board may amend or terminate the Plan at any time and for any reason, subject to stockholder approval as described above.

ADVANCED MICRO DEVICES, INC.  |  2016 Proxy Statement    B-5

AMD

ADVANCED MICRO DEVICES, INC.

PROXY SERVICES

C/O COMPUTERSHARE

P.O. BOX 43004

PROVIDENCE, RI 02940

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 11, 2016. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to AMD.onlineshareholdermeeting.com

You may attend the Meeting via the Internet and vote during the Meeting. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 11, 2016. Have your proxy card in hand when you call, the control number that is printed in the box marked by the arrow below available and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E01517-P72383 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ADVANCED MICRO DEVICES, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors For Against Abstain

Nominees:

1a. Bruce L. Claflin

1b. John E. Caldwell

1c. Nora M. Denzel

1d. Nicholas M. Donofrio

1e. Martin L. Edelman

1f. Joseph A. Householder

1g. Michael J. Inglis

1h. Lisa T. Su

1i. Ahmed Yahia

For Against Abstain

2. Ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year.

3. Approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan.

4. Approval of the amendment and restatement of the Advanced Micro Devices, Inc. Executive Incentive Plan.

5. Advisory vote to approve the compensation of AMD’s named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If the stock is issued in the name of two or more persons, all of them should sign the proxy. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

AMD

ONE AMD PLACE

P.O. BOX 3453

SUNNYVALE, CALIFORNIA 94088-3453

(408) 749-4000

You are cordially invited to attend our 2016 annual meeting of stockholders to be held on Thursday, May 12, 2016 at 9:00 a.m. Pacific Time at AMD, “Commons Building,” One AMD Place, Sunnyvale, CA 94088.

Regardless of whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.

Stockholders of record at the close of business on March 14, 2016 and holders of proxies for those stockholders may attend and vote at our annual meeting. To attend our annual meeting in person, you must present valid photo identification, and, if you hold shares through a broker, bank, trustee or nominee (i.e., in street name), you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on March 14, 2016.

This year, we are also pleased to offer a virtual annual meeting at which our stockholders can view our annual meeting at AMD.onlineshareholdermeeting.com. Stockholders at the close of business on March 14, 2016 may also ask questions and vote at our annual meeting via the Internet. We hope this will allow our stockholders who are unable to attend our annual meeting in person to participate in our annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 26, 2015 are available at www.proxyvote.com.

E01518-P72383

PROXY

ADVANCED MICRO DEVICES, INC.

Annual Meeting of Stockholders on May 12, 2016

This proxy is solicited by the Board of Directors

The undersigned appoints LISA T. SU and BETH OZMUN as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned in the matters set forth in the 2016 Proxy Statement related to the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. (AMD) to be held on Thursday, May 12, 2016 and at any adjournment(s) or postponement(s) thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof.

If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholder will vote FOR the election of the 9 director nominees listed on the reverse side, FOR the ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year, FOR the approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, FOR the approval of the amendment and restatement of the Advanced Micro Devices, Inc. Executive Incentive Plan and FOR the advisory vote to approve the compensation of AMD’s named executive officers, and in the discretion of the proxyholder, on other matters that may properly be presented at the meeting.

The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

Continued and to be signed on reverse side